--------------------------------------------------------------------------------
                 BOND FUNDS    MULTI-ASSET FUND    STOCK FUNDS
--------------------------------------------------------------------------------

                                  MASONSTREET
                                    FUNDS/R

                                 MARCH 31, 2000

                                 ANNUAL REPORT

This report is submitted for the general information of shareholders of Mason Street Funds/R. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Funds, which contains more information concerning the Funds' investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully before investing.

                                                                  APRIL 19, 2000

LETTER TO SHAREHOLDERS

(PHOTO)
JAMES D. ERICSON

The U.S. economy and stock market entered the new millennium in an environment of persistent economic strength and soaring stock prices. Rapidly advancing technology and the improved productivity it is making possible are the dominant forces behind both the economy and the stock market. The vital importance of technology in today's world was driven home by concerns about how the change to year 2000 dates would affect the computers that support utilities, transportation, financial services and other aspects of our physical and economic infrastructure. Careful preparation appears to have paid off, as Y2K disruptions turned out to be essentially nonexistent.

Driven largely by consumer spending, the U.S. economy posted real growth above 4% for the fourth consecutive year in 1999, and there are few signs that growth is slowing. As more and more individuals own stocks and mutual funds, trends in the economy and the securities markets are increasingly interrelated. Consumers feel wealthy and confident because jobs seem secure and they are making money in the stock market. They therefore spend freely, fueling further economic growth. During calendar year 1999, household net worth increased by an estimated 13.4%; economists at Goldman, Sachs & Co. estimate that this increase in wealth added
1.5 percentage points to real consumer spending.

Recent reports indicate that the core rate of inflation may be increasing, driven largely by rising oil prices and low unemployment. Recovering economies around the world are creating demand for a variety of commodities, with the attendant upward pressure on prices. At the same time, rising productivity may be offsetting the inflationary impact of a tight U.S. labor market.

With five increases in interest rates in the last year and frequent warnings that further increases are likely, the Federal Reserve has demonstrated its determination to slow economic growth at any sign of inflation. However, the formerly strong link between interest rates and economic growth appears to have weakened because technology companies have been taking advantage of their escalating stock prices to raise equity capital, rather than borrowing money to fund growth. It is too early to tell whether the sharp drop in prices of technology stocks in early April will hold and whether lower stock prices slow growth in this key sector of the economy.

While hinting that rates are likely to go higher, Fed chairman Alan Greenspan appears to remain bullish on the economy, stating recently, "I see no reason that productivity growth cannot remain elevated, or even increase further, to the undeniable benefit of businesses and workers." Investors' belief in the Fed's ability to keep the economy on an even keel may be a factor in the continuing strength of the stock market as a whole.

In recent months the market has become increasingly volatile by any measure, with wide swings in the broad averages and breathtaking rises and falls in the prices of individual stocks. Along with this volatility has come some evidence of a change in investors' attitudes toward growth versus value. During the first two months of 2000, technology stocks continued to dominate, as they have for the last year. In March and April, the consumer and industrial stocks of the "old economy," began to recover from the doldrums, especially on those days when investors were bailing out of technology stocks. It is still too early to judge whether there has been a lasting shift in market leadership, but it appears that investors are beginning to experience disillusionment with the hope of soaring earnings in the far-distant future, based on exciting but unproven concepts and products. A renewed appreciation of the value inherent in assets, products and current earnings seems to be developing, along with a realization that underperforming stocks of some solid companies offer considerable value.

As long-term investors dedicated to a thoughtful, analytical approach to selecting securities, we welcome this change. We continue to invest for the long term, and we urge holders of the Mason Street Funds/R to take a long view, as well. We offer a range of Funds to suit the needs of virtually any investor; the objectives and performance of these Funds are summarized in the following pages. One aspect of these Funds that is noteworthy is that even the most aggressive ones hold securities in a mix of industry groups. While participating in market sectors such as technology and telecommunications that seem to have especially attractive prospects, we have avoided the temptation to become dependent on any one industry group for performance, and we believe that this approach will temper the volatility of these portfolios.

We encourage you to select funds based on their suitability for your long-term goals, rather than being overly concerned with the short-term performance of any fund or class of assets, and we hope that you will continue to invest in the Mason Street Funds/R for many years to come.

Mason Street Funds/R

/s/ James D. Ericson

JAMES D. ERICSON
President

                      M A S O N   S T R E E T   F U N D S

TABLE OF CONTENTS

PERFORMANCE SUMMARY                                                       3
---------------------------------------------------------------------------
OVERVIEW AND OUTLOOK                                                      4
---------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND                                               6
---------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND                                              9
---------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                                13
---------------------------------------------------------------------------
INDEX 400 STOCK FUND                                                     17
---------------------------------------------------------------------------
GROWTH STOCK FUND                                                        23
---------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND                                             27
---------------------------------------------------------------------------
INDEX 500 STOCK FUND                                                     30
---------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                    37
---------------------------------------------------------------------------
HIGH YIELD BOND FUND                                                     46
---------------------------------------------------------------------------
MUNICIPAL BOND FUND                                                      51
---------------------------------------------------------------------------
SELECT BOND FUND                                                         55
---------------------------------------------------------------------------
FINANCIAL STATEMENTS                                                     60
---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                            93
---------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS                                        98
---------------------------------------------------------------------------
DIRECTORS AND OFFICERS                                                   99
---------------------------------------------------------------------------

                                                                 MARCH 31, 2000


PERFORMANCE SUMMARY


For the Periods Ended March 31, 2000

CLASS A - WITHOUT INITIAL SALES CHARGE
                       Small
                        Cap    Aggressive              Index           Growth and
                       Growth    Growth  International  400    Growth    Income  Index 500   Asset   High Yield  Municipal  Select
Total Return<F1>       Stock     Stock      Equity     Stock   Stock     Stock     Stock   Allocation   Bond       Bond      Bond
  (as of 3/31/2000)     Fund      Fund       Fund      Fund     Fund      Fund      Fund      Fund      Fund       Fund      Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                N/A       87.53%    16.91%      N/A     27.78%     9.95%    17.15%    31.38%     0.12%    -0.10%     2.26%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception     81.52%<F2>   173.50%    15.29% 19.81%<F2>  119.44%    73.32%   102.09%    79.65%    13.41%    18.79%    19.91%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized            N/A       39.85%     4.86%      N/A     29.95%    20.12%    26.43%    21.57%     4.29%     5.91%     6.24%
------------------------------------------------------------------------------------------------------------------------------------

CLASS A<F3> - WITH INITIAL SALES CHARGE
                       Small
                        Cap    Aggressive              Index           Growth and
                       Growth    Growth  International  400    Growth    Income  Index 500   Asset   High Yield  Municipal  Select
Total Return<F1>       Stock     Stock      Equity     Stock   Stock     Stock     Stock   Allocation   Bond       Bond      Bond
  (as of 3/31/2000)     Fund      Fund       Fund      Fund     Fund      Fund      Fund      Fund      Fund       Fund      Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                N/A       78.68%    11.40%      N/A     21.72%     4.70%    11.57%    25.17%    -4.66%    -4.84%    -2.58%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception     72.87%<F2>   160.47%     9.80% 14.11%<F2>  108.99%    65.06%    92.47%    71.10%     8.01%    13.13%    14.20%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized            N/A       37.59%     3.17%      N/A     27.85%    18.18%    24.39%    19.60%     2.60%     4.20%     4.53%
------------------------------------------------------------------------------------------------------------------------------------

CLASS B - WITHOUT CONTINGENT DEFERRED SALES CHARGE
                       Small
                        Cap    Aggressive              Index           Growth and
                       Growth    Growth  International  400    Growth    Income  Index 500   Asset   High Yield  Municipal  Select
Total Return<F1>       Stock     Stock      Equity     Stock   Stock     Stock     Stock   Allocation   Bond       Bond      Bond
  (as of 3/31/2000)     Fund      Fund       Fund      Fund     Fund      Fund      Fund      Fund      Fund       Fund      Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                N/A       86.13%    16.10%      N/A     27.02%     9.28%    16.30%    30.47%    -0.54%    -0.75%     1.49%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception     80.95%<F2>   168.10%    13.11% 19.38%<F2>  115.39%    70.07%    98.21%    76.21%    11.01%    16.39%    17.41%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized            N/A       38.92%     4.19%      N/A     29.14%    19.36%    25.61%    20.78%     3.54%     5.19%     5.50%
------------------------------------------------------------------------------------------------------------------------------------

CLASS B<F4> - WITH CONTINGENT DEFERRED SALES CHARGE
                       Small
                        Cap    Aggressive              Index           Growth and
                       Growth    Growth  International  400    Growth    Income  Index 500   Asset   High Yield  Municipal  Select
Total Return<F1>       Stock     Stock      Equity     Stock   Stock     Stock     Stock   Allocation   Bond       Bond      Bond
  (as of 3/31/2000)     Fund      Fund       Fund      Fund     Fund      Fund      Fund      Fund      Fund       Fund      Fund
------------------------------------------------------------------------------------------------------------------------------------
One Year                N/A       81.13%    11.10%      N/A     22.02%     4.28%    11.30%    25.47%    -5.07%    -5.49%    -3.24%
------------------------------------------------------------------------------------------------------------------------------------
Since Inception     75.95%<F2>   165.10%    10.11% 14.38%<F2>  112.39%    67.07%    95.21%    73.21%     8.63%    13.39%    14.67%
------------------------------------------------------------------------------------------------------------------------------------
  Annualized            N/A       38.40%     3.26%      N/A     28.54%    18.66%    24.98%    20.09%     2.80%     4.28%     4.67%
------------------------------------------------------------------------------------------------------------------------------------


<F1> Returns shown include fee waivers in effect and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

<F2> Inception date of 7/12/1999. Reflects total return for the period 7/12/99 -
     3/31/00. Returns are not annualized.

<F3> Class A performance reflects the maximum sales charge of 4.75%.

<F4> Class B performance reflects a contingent deferred sales charge (CDSC) of
     5% for One Year and 3% for Since Inception.

     N/A - Not Applicable

                      M A S O N   S T R E E T   F U N D S

OVERVIEW AND OUTLOOK

------------
THE ECONOMY
------------
The current period of economic expansion in the United States, with its unparalleled combination of rapid growth and low inflation, is the longest in U.S. history. After nine boom years, and despite five interest rate hikes in the last year, growth continues to race ahead. It now appears that annualized growth in the first quarter of 2000 will be 5% or more, after three consecutive years of real growth over 4%. For the full year, prevailing forecasts now call for real economic growth between 4% and 5%, with inflation remaining below 3%.

Recent economic reports show that consumer spending, manufacturing, production and productivity gains all remain strong. Consumer spending is being driven by two key forces: exceptionally strong job markets and the wealth effect of soaring stock prices. One or both of these influences will have to wane before there will be any lasting slowdown in consumer demand.

Economists are divided on whether inflation is accelerating, as it would be expected to do in the current very tight labor market. March reports of both producer and consumer prices showed larger increases than in recent months, but most of the increases were attributed to higher energy prices. Technological advances continue to improve productivity, balancing the effect of low unemployment and increasing prices of some commodities.

ECONOMIC GROWTH AND INFLATION

                      REAL GDP                    CPI-U
---------------------------------------------------------
1990                    1.8%                       6.1%
1991                    -.5%                       3.1%
1992                    3.0%                       2.9%
1993                    2.7%                       2.7%
1994                    4.0%                       2.7%
1995                    2.7%                       2.5%
1996                    3.6%                       3.3%
1997                    4.2%                       1.7%
1998                    4.3%                       1.6%
1999                    4.2%                       2.7%



Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index - Urban is used for the inflation rate.

------------------
THE EQUITY MARKET
------------------
In the first quarter of 2000, the stock market continued to move generally up, but with greatly increased volatility and some changes in market leadership. For the 12 months ended March 31, the broad S&P 500/R Index was up 16.5%; the blue-chip Dow Jones Industrial Average gained 11.6%; and the technology-laden Nasdaq index soared 85.8%. Through most of 1999, market performance was dominated by technology stocks, especially internet-related companies, and a few favorite large growth stocks. The market has been very nervous, driving individual stock prices down precipitously at any hint of disappointing revenues or earnings.

After peaking on March 10, the market began to move generally downward with dramatically increased volatility. On several days there were swings of several hundred points in all the major averages. By the middle of April, more than half the stocks in the S&P 500/R Index were down 30% or more from their 52-week highs. The greatest drops were in previously high-flying technology stocks, many of which lost 50% or more of their market value. As we go to press in mid-April, it is too early to determine whether a bear market has begun, or whether we are simply experiencing a pause in the long-term upward trend in stock prices. The strength of "old economy" stocks relative to technology shares in this turbulent market is a strong signal that investors are once again taking an interest in the quality represented by companies with familiar products and real earnings.

Market stability could be helped by strong earnings reports in the first quarter and later in the year, especially if earnings are becoming more important to investors. The consensus appears to be that 2000 will be another record-breaking year for profits. Earnings of the technology sector are projected to be 35% higher than last year, and estimates of earnings growth for the S&P 500/R Index range from 12% to almost 18%. This rapid rate of earnings growth, following an increase of 14% in 1999, is highly unusual in an expansion that has continued for many years.

                                                                  MARCH 31, 2000

ANNUAL TOTAL RETURNS FROM S&P 500/R INDEX

1990                   -3.1%
1991                   30.5%
1992                    7.6%
1993                   10.1%
1994                    1.2%
1995                   37.4%
1996                   22.8%
1997                   33.4%
1998                   28.5%
1999                   21.1%

Source: Standard & Poor's

----------------
THE BOND MARKET
----------------
Interest rates on long-term bonds moved up significantly during 1999 and then began to drop in January of this year. The yield on 30-year Treasury bonds was 6.19% on March 31, 2000, versus 6.5% at the end of 1999 and 5.1% at the beginning of the year. Total return on long-term corporate bonds, measured by the Merrill Lynch Domestic Master Index, was 1.95% for the 12 months ended March 31, 2000, as falling prices partially offset coupon income.

Over the last year, the Federal Reserve has steadily raised the Federal Funds rate (the only rate it can control directly) with the intention to cool the economy and suppress inflation by increasing interest rates in general. However, the expectation of low inflation has increased demand and therefore prices of long-term fixed-income securities. When the price of bonds goes up, their yield, or interest rate, goes down. Rates on long-term bonds have therefore experienced only a very modest net increase in the last year, even though short-term rates are up more than a full percentage point. The result is a phenomenon called an inverted yield curve, with long-term rates lower than short-term rates. Ordinarily, yields on long-term bonds are higher than on short-term bonds because investors require a premium to commit for a long time period, especially if inflation is anticipated.

Several other factors are further complicating the bond market. The Treasury Department has announced that it will buy back outstanding 30-year bonds, and there have been hints that no new 30-year Treasury bonds will be issued. These actions have the potential to reduce the supply of fixed-income securities at the same time that the expectation of continued low inflation is increasing demand. Even though the actual volume of government purchases is small relative to the overall bond market, the perception of reduced supply of long-term government bonds is resulting in higher prices and lower interest rates on long-term government bonds. An even more important influence on the bond market is the flight to the safety of Treasury bonds that has been spurred by the recent statement that the U.S. Treasury does not necessarily back the debt of government agencies such as FNMA and GNMA. This announcement, at a time when agency debt was already cheap on a relative basis, has produced an unusually wide spread between rates on government and agency securities. Spreads have also increased between government and corporate bonds, which have moved in line with agency securities.

ANNUAL TOTAL RETURNS FROM
MERRILL LYNCH DOMESTIC MASTER INDEX

1990                    9.1%
1991                   15.9%
1992                    7.6%
1993                   10.0%
1994                   -2.8%
1995                   18.5%
1996                    3.6%
1997                    9.7%
1998                    8.9%
1999                  -0.96%

Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

                      M A S O N   S T R E E T   F U N D S

                          SMALL CAP GROWTH STOCK FUND

----------------------------
SMALL CAP GROWTH STOCK FUND
----------------------------
--------------------------------------------------------------------------------
OBJECTIVE: To achieve long-term growth of capital primarily by investing in the common stocks of companies that can reasonably be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

PORTFOLIO:  Primarily common stocks of small-capitalization companies.

STRATEGY: To locate and invest in companies with above-average potential for growth.

NET ASSETS:  $12.0 million
--------------------------------------------------------------------------------

The Small Cap Growth Stock Fund owns the stocks of emerging growth companies, with the objective of maintaining a median market capitalization of $1 billion. The range of market capitalization is generally between $200 million and $3 billion. The investment process involves detailed studies of individual companies. Factors evaluated include the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

Since it was launched in July 1999, the Small Cap Growth Stock Fund has generated returns substantially higher than the indices with which it is compared. The Fund benefited especially from participation in a number of initial public offerings (IPOs) which experienced almost immediate appreciation; in selecting holdings of these newly-public companies, the focus is on profitability rather than simply on revenue growth. Out of a total return of 81.5% since the Fund's inception, management estimates that IPO holdings contributed 37.8% of that total with the remaining 43.7% resulting from non-IPO holdings. In several cases, total market values of small-capitalization stocks have increased so much that it has become necessary to sell them in order to maintain the portfolio's market capitalization target.

The largest concentration of holdings is in the broadly-defined technology sector, where there are many opportunities for growth. Major current technology holdings are Advent, a software developer, and Kent Electronics, a semiconductor distributor and contract manufacturer. In this fast-growing industry, the Fund has benefited from several buyouts of former holdings, including Clarify, which was purchased by Northern Telecom and Etech, which was acquired by Applied Materials. Several recent investments have been in the healthcare field, where specialty pharmaceuticals, hospital management companies and well-established biotech companies have substantial appeal. In the consumer sector, major holdings include specialty retailers such as Talbots and MSC Industrial Direct.

SECTOR ALLOCATION
3/31/00

Technology                                38%

Consumer                                  20%

Healthcare                                10%

Business and Communication Services        8%

Basic Materials/Capital Goods              7%

Energy                                     6%

Finance                                    5%

Transportation                             3%

Cash Equivalents                           3%

TOP 10 EQUITY HOLDINGS
3/31/00

Company                             % Net Assets
--------------------------------------------------
Advent Software, Inc.                    2.4%
Waddell & Reed Financial, Inc. -
  Class A                                2.3%
SmartForce Public Limited
  Company, ADR                           2.3%
Kent Electronics Corporation             2.2%
Stone Energy Corporation                 2.1%
The Corporate Executive Board Company    2.1%
MSC Industrial Direct Co., Inc. -
  Class A                                2.1%
Power-One, Inc.                          2.1%
Applied Materials, Inc.                  2.0%
The Talbots, Inc.                        2.0%

                                                                  MARCH 31, 2000

                          SMALL CAP GROWTH STOCK FUND

PERFORMANCE RELATIVE TO RELEVANT INDICES

                                        SMALL CAP
                                       GROWTH STOCK
          SMALL CAP      SMALL CAP         FUND
            GROWTH         GROWTH        CLASS B          S&P         RUSSELL
          STOCK FUND     STOCK FUND     REDEMPTION     600 STOCK    2000 STOCK
           CLASS A        CLASS B         VALUE        FUND INDEX   FUND INDEX
--------------------------------------------------------------------------------
7/12/99      9,524         10,000                        10,000        10,000
9/30/99      9,895         10,380                         9,399         9,334
3/31/00     17,287         18,095         17,595         11,185        11,839

TOTAL RETURN
                                                         Since
For the period ended March 31, 2000                  Inception<F1>
-------------------------------------------------------------------
Small Cap Growth Stock Fund
(Class A - without initial sales charge)                 81.52%
-------------------------------------------------------------------
S&P 600 Stock Fund Index                                 11.85%
-------------------------------------------------------------------
Russell 2000 Stock Fund Index                            18.39%
-------------------------------------------------------------------

<F1> Fund inception date is 7/12/99. Reflects total return for the period
     7/12/99 - 3/31/00. Returns are not annualized.

The Standard and Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of March 31, 2000, the 600 companies in the composite had a median market capitalization of $459 million and total market value of $386 billion. The SmallCap 600 represents approximately 2.2% of the market value of Compustat's database of over 8,100 equities.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was $4.5 billion; the median market capitalization $723 million. Market capitalization of companies in the Index ranged from $432.7 billion to $27.8 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $533 million; the median market capitalization was approximately $428 million. The largest company in the index had a total market capitalization of approximately $3.4 billion.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 5% contingent deferred sales charge for Class B Since Inception.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

     SCHEDULE OF INVESTMENTS
                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     COMMON STOCK (97.1%)
     BASIC MATERIALS (1.2%)
     Cambrex Corporation                                 3,400       $147,900
     -------------------------------------------------------------------------

     BUSINESS SERVICES (4.6%)
<F1> The Corporate Executive Board Company               5,000        253,750
<F1> Forrester Research, Inc.                            3,200        173,600
     Hooper Holmes, Inc.                                 2,000         68,625
<F1> Romac International, Inc.                           6,000         54,375
     -------------------------------------------------------------------------
     TOTAL                                                            550,350
     -------------------------------------------------------------------------

     CAPITAL GOODS (5.7%)
<F1> Dycom Industries Inc.                               3,400        165,750
     Kaydon Corporation                                  3,900        106,519
<F1> Power-One Inc.                                      4,100        247,537
<F1> Tetra Tech, Inc.                                    7,100        168,625
     -------------------------------------------------------------------------
     TOTAL                                                            688,431
     -------------------------------------------------------------------------

     COMMUNICATION SERVICES (2.9%)
<F1> Crown Castle International Corp.                    3,700        140,138
<F1> Pinnacle Holdings, Inc.                             1,500         82,875
<F1> TESSCO Technologies Incorporated                    6,200        127,875
     -------------------------------------------------------------------------
     TOTAL                                                            350,888
     -------------------------------------------------------------------------

     CONSUMER CYCLICAL (15.2%)
<F1> Avenue A, Inc.                                        800         24,400
<F1> Catalina Marketing Corporation                      1,100        111,375
<F1> David's Bridal, Inc.                                6,200         74,788
<F1> Dollar Tree Stores, Inc.                            1,800         93,825
<F1> Getty Images, Inc.                                  5,200        186,875
<F1> Heidrick & Struggles International, Inc.            1,300         52,163
<F1> Hotel Reservations Network, Inc. - Class A          4,000         71,000
<F1> Jupiter Communications, Inc.                        4,200         96,600
<F1> Linens 'N Things, Inc.                              2,600         89,050
<F1> MSC Industrial Direct Co., Inc. - Class A          13,800        248,400
<F1> The Management Network Group, Inc.                  6,400        172,400
<F1> O'Reilly Automotive, Inc.                           7,000         99,312
     The Talbots, Inc.                                   4,100        241,387
<F1> Tower Automotive, Inc.                              7,000        114,625
<F1> Whitehall Jewellers, Inc.                           2,600         61,100
<F1> Wild Oats Markets, Inc.                             4,500         92,250
     -------------------------------------------------------------------------
     TOTAL                                                          1,829,550
     -------------------------------------------------------------------------

     CONSUMER STAPLES (4.8%)
<F1> Acme Communications, Inc.                           5,700        130,387
<F1> American Italian Pasta Company - Class A            4,900        120,663
<F1> Citadel Communications Corporation                  2,000         84,375
<F1> Westwood One, Inc.                                  6,500        235,624
     -------------------------------------------------------------------------
     TOTAL                                                            571,049
     -------------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                          SMALL CAP GROWTH STOCK FUND

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     ENERGY (5.7%)
<F1> Global Industries, Ltd.                            12,500       $182,812
<F1> Nabors Industries, Inc.                             6,200        240,638
<F1> Stone Energy Corporation                            5,200        256,100
     -------------------------------------------------------------------------
     TOTAL                                                            679,550
     -------------------------------------------------------------------------

     FINANCE (5.1%)
<F1> Charles River Associates Incorporated               3,300         64,144
     Investors Financial Services Corp.                  2,200        129,525
     Radian Group, Inc.                                  2,900        138,112
     Waddell & Reed Financial, Inc. - Class A            6,600        279,263
     -------------------------------------------------------------------------
     TOTAL                                                            611,044
     -------------------------------------------------------------------------

     HEALTHCARE (10.4%)
<F1> Aspect Medical Systems, Inc.                        1,400         50,225
<F1> Biovail Corporation                                 4,000        177,250
<F1> Isis Pharmaceuticals, Inc.                          6,100         85,781
<F1> Patterson Dental Company                            3,300        126,225
<F1> Priority Healthcare Corporation - Class B           2,900        145,725
<F1> Province Healthcare Company                         6,800        194,650
<F1> Shire Pharmaceuticals Group PLC, ADR                3,700        189,625
<F1> Sybron International Corporation                    5,200        150,800
<F1> Universal Health Services, Inc. - Class B           1,000         49,000
<F1> Wesley Jessen VisionCare, Inc.                      2,300         82,657
     -------------------------------------------------------------------------
     TOTAL                                                          1,251,938
     -------------------------------------------------------------------------

     TECHNOLOGY (38.6%)
<F1> Advent Software, Inc.                               6,200        284,425
<F1> Applied Materials, Inc.                             2,596        244,673
<F1> Aspen Technology, Inc.                              3,800        153,425
<F1> Avanex Corporation                                    500         75,875
<F1> CAIS Internet, Inc.                                 2,100         50,794
<F1> CDW Computer Centers, Inc.                          2,100        177,319
<F1> Copper Mountain Networks, Inc.                      1,500        122,906
<F1> Cymer, Inc.                                         3,700        185,000
<F1> Diversinet Corp.                                    5,400         96,525
<F1> Documentum, Inc.                                    1,000         78,000
<F1> Engage Technologies, Inc.                             800         61,050
<F1> Eprise Corporation                                  1,300         20,475
<F1> Extensity, Inc.                                     1,500         72,000
<F1> FreeShop.com, Inc.                                  4,800         93,600
<F1> Great Plains Software, Inc.                         2,700        144,112
<F1> Inet Technologies, Inc.                             3,500        185,281
<F1> Infonautics, Inc. - Class A                         5,400         44,550
<F1> Inforte Corp.                                       2,300        112,700
<F1> InterVoice-Brite, Inc.                              4,600        132,825
<F1> Kent Electronics Corporation                        8,900        259,769
<F1> MMC Networks, Inc.                                  2,100         69,300
<F1> Metasolv Software, Inc.                             1,600         94,500

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> Natural MicroSystems Corporation                    1,600       $137,200
<F1> Neoforma.com, Inc.                                  3,300         54,037
<F1> PMC-Sierra, Inc.                                    1,100        224,056
<F1> Plexus Corp.                                        1,700        113,262
<F1> Predictive Systems, Inc.                            1,500         68,344
<F1> QLogic Corporation                                  1,000        135,500
<F1> Scient Corporation                                    600         54,413
<F1> Semtech Corporation                                 2,700        172,969
<F1> SmartForce Public Limited Company, ADR              5,900        270,663
<F1> Telocity, Inc.                                        200          2,475
<F1> TIBCO Software, Inc.                                1,200         97,800
<F1> Tollgrade Communications, Inc.                      2,800        148,400
<F1> UTStarcom, Inc.                                     2,700        210,769
<F1> Viant Corporation                                   2,200         73,700
<F1> Viasystems Group, Inc.                              7,500        116,250
     -------------------------------------------------------------------------
     TOTAL                                                          4,638,942
     -------------------------------------------------------------------------

     TRANSPORTATION (2.9%)
     C.H. Robinson Worldwide, Inc.                       4,400        163,900
     SkyWest, Inc.                                       4,800        187,800
     -------------------------------------------------------------------------
     TOTAL                                                            351,700
     -------------------------------------------------------------------------
     TOTAL COMMON STOCK
        (Cost $9,066,032)                                          11,671,342
     =========================================================================

     MONEY MARKET INVESTMENTS (6.6%)
     FEDERAL GOVERNMENT AND AGENCIES (0.8%)
<F2> Federal Home Loan Bank,
        5.68%, 4/20/00                                 100,000         99,700
     -------------------------------------------------------------------------

     FINANCE LESSOR (5.8%)
     CXC Incorporated, 6.25%, 4/3/00                   700,000        699,757
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (Cost $799,457)                                               799,457
     =========================================================================
     TOTAL INVESTMENTS (103.7%)
        (Cost $9,865,489)<F3>                                      12,470,799
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (-3.7%)                         (444,673)
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $12,026,126
     =========================================================================

<F1> Non-Income Producing

     ADR - American Depository Receipt

<F2> Securities segregated or earmarked as collateral for futures and delayed settlements. There were no open futures contracts as of March 31, 2000.

<F3> At March 31, 2000, the aggregate cost of securities for federal income tax purposes was $9,883,664 and the net unrealized appreciation of investments based on that cost was $2,587,135 which is comprised of $2,919,246 aggregate gross unrealized appreciation and $332,111 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 2000

                          AGGRESSIVE GROWTH STOCK FUND

-----------------------------
AGGRESSIVE GROWTH STOCK FUND
-----------------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek long-term growth of capital primarily by investing in the common stocks of companies that can be expected to increase their sales and earnings at a pace that will exceed the growth rate of the U.S. economy over an extended period.

PORTFOLIO:  Primarily common stocks of medium- and small-sized companies.

STRATEGY: To identify and invest in companies with above-average potential for growth.

NET ASSETS:  $96.2 million
--------------------------------------------------------------------------------

The Aggressive Growth Stock Fund owns the stocks of emerging growth companies with market capitalizations generally in the range of $1 billion to $10 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Fund can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

Over the 12 months ended March 2000, the Fund achieved a total return of 87.53%, compared with 38.10% for the S&P MidCap 400 Index.

The Fund's focus in stock selection is on the individual companies' ability to generate revenue, expand profit margins and maintain solid balance sheets; industry sector selection is of secondary importance. However, because opportunities tend to cluster in certain industry groups, there is a significant concentration in the technology sector, with a secondary concentration in consumer cyclicals, particularly in the retail industry. Within the technology sector, holdings are selected from stocks that are either generating current earnings or have the operating leverage to become profitable within a year.

Though less diverse than the broad S&P MidCap 400 Index, the Fund is more diversified than many of the funds with which it is compared; this diversity has proven valuable as the market has become increasingly volatile.

In recent months, new positions have been taken in established biotechnology companies such as Medimmune and Sepracor. Participation in the energy sector has been increased with holdings including Cooper Cameron, an oil service company, and Dynegy, an independent power producer that is well positioned to take advantage of deregulation in the electric utility industry.

SECTOR ALLOCATION
3/31/00

Technology                                51%

Energy                                    12%

Consumer                                   9%

Cash Equivalents                           8%

Capital Goods                              7%

Healthcare                                 7%

Finance                                    3%

Business and Communication Services        2%

Transportation                             1%


TOP 10 EQUITY HOLDINGS
3/31/00

Company                          % Net Assets
----------------------------------------------
Peregrine Systems, Inc.                  2.7%
JDS Uniphase Corporation                 2.7%
Gemstar International Group Limited      2.7%
Sanmina Corporation                      2.7%
Comverse Technology, Inc.                2.6%
Jabil Circuit, Inc.                      2.5%
Network Appliance, Inc.                  2.4%
Microchip Technology Incorporated        2.2%
Dynegy, Inc. - Class A                   2.2%
Weatherford International, Inc.          2.2%

                      M A S O N   S T R E E T   F U N D S

                          AGGRESSIVE GROWTH STOCK FUND

PERFORMANCE RELATIVE TO RELEVANT INDICES


                                                 AGGRESSIVE
                                                GROWTH STOCK
             AGGRESSIVE        AGGRESSIVE           FUND
               GROWTH            GROWTH           CLASS B           WILSHIRE         WILSHIRE          S&P
             STOCK FUND        STOCK FUND        REDEMPTION        SMALL CAP        NEXT 1750       MIDCAP 400
              CLASS A           CLASS B            VALUE             INDEX            INDEX           INDEX
--------------------------------------------------------------------------------------------------------------
3/31/97         9,524            10,000                             10,000           10,000          10,000
9/30/97        13,152            13,770                             13,503           13,454          13,313
3/31/98        14,436            15,059                             14,644           14,580          14,903
9/30/98        11,329            11,783                             10,730           11,115          12,475
3/31/99        13,890            14,404                             12,662           12,517          14,969
9/30/99        16,470            17,024                             14,164           13,602          15,650
3/31/00        26,510            26,810           26,510            19,070           15,838          20,669





TOTAL RETURN                                                      Average
                                                                   Annual
                                                One                Since
For the periods ended March 31, 2000            Year           Inception<F1>
-----------------------------------------------------------------------------
Aggressive Growth Stock Fund
(Class A - without initial sales charge)       87.53%              39.85%
-----------------------------------------------------------------------------
Wilshire Small Cap Index                       43.48%              23.98%
-----------------------------------------------------------------------------
Wilshire Next 1750 Index                       43.59%              16.55%
-----------------------------------------------------------------------------
S&P MidCap 400 Index                           38.10%              27.35%
-----------------------------------------------------------------------------

<F1> Fund inception date is 3/31/97. Returns are annualized.

Since the Fund invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Fund's performance is the S&P MidCap 400 Index. The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2000, the 400 companies in the composite had a median market capitalization of $1.7 billion and a total market value of $1,022.6 billion. The MidCap 400 represents approximately 6% of the market value of S&P's database of about 8,100 equities. Because the average market capitalization of the Aggressive Growth Stock Fund has recently increased, the S&P MidCap 400 Index is more representative of the current composition of this Portfolio than the Wilshire Next 1750 Index and Wilshire Small Cap Index, which are the small-capitalization indices used in the past.

The Wilshire Next 1750 is an unmanaged, equally weighted index. Included in this index are those stocks which are ranked 750 to 2500 by market capitalization in the Wilshire 5000. The largest sectors represented in this index are technology, materials and services, and consumer non-durables. Its average market capitalization is approximately $997 million as of March 31, 2000.

The Wilshire Small Cap Index is a subset of the Wilshire Next 1750 and includes 250 stocks chosen based upon their size, sector and liquidity characteristics. Each stock is equally weighted in this unmanaged index. The largest sectors represented in this index are technology, materials and services, and consumer non-durables. Its average market capitalization is approximately $1.1 billion as of March 31, 2000.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 5% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

                                                                  MARCH 31, 2000
                          AGGRESSIVE GROWTH STOCK FUND

     SCHEDULE OF INVESTMENTS
                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     COMMON STOCK (92.0%)
     BUSINESS SERVICES (1.1%)
<F1> The Corporate Executive
        Board Company                                   17,419       $884,014
<F1> Robert Half International, Inc.                     3,200        151,800
     -------------------------------------------------------------------------
     TOTAL                                                          1,035,814
     -------------------------------------------------------------------------

     CAPITAL GOODS (6.7%)
<F1> Credence Systems Corporation                        4,600        575,575
<F1> Jabil Circuit, Inc.                                55,200      2,387,400
     Kaydon Corporation                                 14,300        390,569
<F1> RSA Security, Inc.                                  9,900        512,944
<F1> Sanmina Corporation                                37,844      2,556,835
     -------------------------------------------------------------------------
     TOTAL                                                          6,423,323
     -------------------------------------------------------------------------

     COMMUNICATION SERVICES (0.9%)
<F1> Allegiance Telecom, Inc.                            1,950        157,219
<F1> Crown Castle International Corp.                   15,300        579,487
<F1> Level 3 Communications, Inc.                        1,300        137,475
     -------------------------------------------------------------------------
     TOTAL                                                            874,181
     -------------------------------------------------------------------------

     CONSUMER CYCLICAL (6.0%)
<F1> Catalina Marketing Corporation                      7,200        729,000
     Cintas Corporation                                 22,350        875,840
<F1> Dollar Tree Stores, Inc.                           10,200        531,675
<F1> Getty Images, Inc.                                 38,100      1,369,219
<F1> Kohl's Corporation                                  9,800      1,004,500
<F1> Linens 'N Things, Inc.                             14,300        489,775
<F1> O'Reilly Automotive, Inc.                          16,800        238,350
<F1> Tower Automotive, Inc.                             33,882        554,818
     -------------------------------------------------------------------------
     TOTAL                                                          5,793,177
     -------------------------------------------------------------------------

     CONSUMER STAPLES (3.1%)
<F1> American Tower Corporation - Class A               11,900        587,563
<F1> Clear Channel Communications, Inc.                 10,262        708,720
<F1> Entercom Communications Corp. - Class A            15,000        765,000
<F1> Insight Communications
        Company, Inc. - Class A                         12,900        266,062
<F1> Lamar Advertising Company - Class A                14,300        650,650
     -------------------------------------------------------------------------
     TOTAL                                                          2,977,995
     -------------------------------------------------------------------------

     ENERGY (12.5%)
     Anadarko Petroleum Corporation                     25,800        998,137
<F1> BJ Services Company                                27,400      2,024,175
<F1> Cooper Cameron Corporation                         16,100      1,076,688
     Dynegy, Inc. - Class A                             33,500      2,102,125
<F1> Nabors Industries, Inc.                            31,700      1,230,356
     Santa Fe International Corporation                 47,300      1,750,100

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     ENERGY (CONTINUED)
     Tosco Corporation                                  23,300       $709,194
<F1> Weatherford International, Inc.                    35,600      2,098,175
     -------------------------------------------------------------------------
     TOTAL                                                         11,988,950
     -------------------------------------------------------------------------

     FINANCE (2.6%)
     Investors Financial Services Corp.                 21,100      1,242,262
<F1> Knight/Trimark Group, Inc. - Class A               15,500        790,500
     Radian Group, Inc.                                  9,953        474,012
     -------------------------------------------------------------------------
     TOTAL                                                          2,506,774
     -------------------------------------------------------------------------

     HEALTHCARE (7.4%)
<F1> Elan Corporation PLC, ADR                          26,200      1,244,500
<F1> Health Management Associates, Inc. - Class A       32,200        458,850
<F1> Lincare Holdings, Inc.                             12,400        351,850
<F1> MedImmune, Inc.                                     3,800        661,675
<F1> Patterson Dental Company                           19,650        751,612
<F1> Province Healthcare Company                        12,600        360,675
<F1> Sepracor, Inc.                                      6,600        480,563
<F1> Shire Pharmaceuticals Group PLC, ADR               21,200      1,086,500
     Stryker Corporation                                10,000        697,500
<F1> Sybron International Corporation                   35,700      1,035,300
     -------------------------------------------------------------------------
     TOTAL                                                          7,129,025
     -------------------------------------------------------------------------

     TECHNOLOGY (51.0%)
<F1> ADC Telecommunications, Inc.                       23,300      1,255,287
<F1> Altera Corporation                                 18,200      1,624,350
<F1> Applied Materials, Inc.                            11,162      1,052,018
<F1> BEA Systems, Inc.                                   7,200        528,300
<F1> Bluestone Software, Inc.                            4,500        151,875
<F1> Business Objects S.A., ADR                          3,300        328,350
<F1> C-Cube Microsystems, Inc.                           9,000        655,312
<F1> CDW Computer Centers, Inc.                         10,900        920,369
<F1> CIENA Corporation                                   6,200        781,975
<F1> Comverse Technology, Inc.                          13,250      2,504,250
<F1> Concord EFS, Inc.                                  39,225        899,723
<F1> Conexant Systems, Inc.                             10,800        766,800
<F1> Copper Mountain Networks, Inc.                     12,300      1,007,831
<F1> DST Systems, Inc.                                  15,900      1,032,506
<F1> Electronic Arts, Inc.                               8,900        633,569
<F1> Fiserv, Inc.                                       24,586        914,292
<F1> Foundry Networks, Inc.                              5,500        790,625
<F1> Gemstar International Group Limited                30,082      2,587,052
     W.W. Grainger, Inc.                                12,400        672,700
<F1> Great Plains Software, Inc.                        15,300        816,638
<F1> Intuit, Inc.                                       14,200        772,125
<F1> JDS Uniphase Corporation                           21,500      2,592,094
<F1> Keane, Inc.                                        20,600        520,150

                      M A S O N   S T R E E T   F U N D S

                          AGGRESSIVE GROWTH STOCK FUND

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> MMC Networks, Inc.                                 13,600       $448,800
<F1> Microchip Technology Incorporated                  32,850      2,159,888
<F1> NTL Incorporated                                   11,300      1,048,781
<F1> Network Appliance, Inc.                            27,800      2,300,450
<F1> Novellus Systems, Inc.                             30,600      1,717,425
     PE Corp-PE Biosystems Group                        12,000      1,158,000
<F1> PMC-Sierra, Inc.                                    8,900      1,812,819
     Paychex, Inc.                                      29,515      1,545,848
<F1> Peregrine Systems, Inc.                            39,300      2,635,556
<F1> QLogic Corporation                                 13,400      1,815,700
<F1> Rational Software Corporation                       7,000        535,500
<F1> Register.com, Inc.                                    800         55,600
<F1> Sapient Corporation                                 4,700        394,213
<F1> Scient Corporation                                  4,700        426,231
<F1> Semtech Corporation                                20,600      1,319,688
<F1> SilverStream Software, Inc.                         2,500        184,688
<F1> TIBCO Software, Inc.                                8,000        652,000
<F1> Tellabs, Inc.                                      20,800      1,310,075
<F1> VeriSign, Inc.                                      7,300      1,091,350
<F1> Viant Corporation                                  15,600        522,600
<F1> Vignette Corporation                                9,000      1,442,250
<F1> Waters Corporation                                  7,300        695,325
     -------------------------------------------------------------------------
     TOTAL                                                         49,080,978
     -------------------------------------------------------------------------

     TRANSPORTATION (0.7%)
     Expeditors International of Washington, Inc.       17,200        683,700
     -------------------------------------------------------------------------
     TOTAL COMMON STOCK
        (Cost $51,978,075)                                         88,493,917
     =========================================================================

     MONEY MARKET INVESTMENTS (4.8%)
     FEDERAL GOVERNMENT AND AGENCIES (0.3%)
<F2> Federal National Mortgage
        Association, 5.70%, 4/10/00                    300,000        299,573
     -------------------------------------------------------------------------

     FINANCE LESSORS (2.7%)
     Preferred Receivable Funding,
        6.06%, 5/10/00                               1,300,000      1,291,466
     Triple A One Funding,
        6.05%, 4/28/00                               1,300,000      1,294,101
     -------------------------------------------------------------------------
     TOTAL                                                          2,585,567
     -------------------------------------------------------------------------

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     PERSONAL CREDIT INSTITUTIONS (0.5%)
     General Electric Capital Corporation,
        6.18%, 4/3/00                                  500,000       $499,828
     -------------------------------------------------------------------------

     SHORT TERM BUSINESS CREDIT (1.3%)
     American Express Credit,
        6.03%, 5/1/00                                1,300,000      1,293,467
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (COST $4,678,435)                                           4,678,435
     =========================================================================
     TOTAL INVESTMENTS (96.8%)
        (COST $56,656,510)<F3>                                     93,172,352
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (3.2%)                          3,076,853
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $96,249,205
     =========================================================================

<F1> Non-Income Producing

     ADR - American Depository Receipt

<F2> Securities segregated or earmarked as collateral for futures and delayed settlements. There were no open futures contracts as of March 31, 2000.

<F3> At March 31, 2000, the aggregate cost of securities for federal income tax purposes was $56,713,493 and the net unrealized appreciation of investments based on that cost was $36,458,859 which is comprised of $38,168,839 aggregate gross unrealized appreciation and $1,709,980 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 2000

                           INTERNATIONAL EQUITY FUND

--------------------------
INTERNATIONAL EQUITY FUND
--------------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek long-term appreciation of capital by investing primarily in the common stocks of companies outside the United States.

PORTFOLIO:  Primarily common stocks of companies in foreign countries.

STRATEGY: To identify and invest in the stocks of foreign companies offering the greatest discounts to their long-term values.

NET ASSETS:  $38.4 million
--------------------------------------------------------------------------------

The International Equity Fund offers investors the opportunity to participate in the growth of companies in countries throughout the world. The Fund is managed with a disciplined approach to long-term value, with special attention to balance sheet quality. Investments are selected based mainly on the attractiveness of individual securities and geographic regions; industry focus is a secondary consideration.

As in the United States, prices of international technology, communication and media stocks have increased dramatically over the last 12 months, while stock prices in almost every other sector have been sluggish and, in many cases, down significantly. This extreme divergence between "new economy" and "old economy" equities has been the main reason the International Equity Fund, which is managed with a strong focus on value, has underperformed its benchmark, the EAFE Index. In addition, the Fund has been underweighted in Japan and other Asian markets, which have recovered from the problems of two years ago far more rapidly than seems warranted by underlying economic conditions.

Balancing this underweighting in certain rising markets, selection of well-performing stocks contributed to returns. The two largest holdings in the portfolio, Nomura and Sony, are Japanese stocks that have performed very well. Telefonos de Mexico and other telecommunications companies in Latin America and elsewhere have also contributed to performance.

The majority of the portfolio is positioned in Europe, where there are many companies that have significant opportunities for sustainable earnings growth. Many European companies are improving competitiveness and profitability by reducing excess capacity, cost cutting and restructuring. Holdings include stocks that offer particular value in industries such as insurance and aerospace.

The International Equity Fund is managed for Northwestern Mutual Investment Services, LLC by Templeton Investment Counsel, Inc. The Fund's management remains committed to its value-oriented approach, based on the belief that buying quality stocks at bargain prices is the key to long-term investment success.

ASSET ALLOCATION
3/31/00

Continental Europe                        28%

United Kingdom                            16%

Latin America                             13%

Other Asia                                11%

Short-term Investments                     9%

Japan                                      9%

Australia/New Zealand                      6%

North America                              6%

Other Regions                              2%

TOP 10 EQUITY HOLDINGS
3/31/00

Company                          % Net Assets
----------------------------------------------
The Nomura Securities Co., Ltd.          2.7%
Sony Corporation                         2.4%
Telefonos de Mexico S.A.                 2.3%
Aventis S.A.                             2.1%
Alcatel S.A.                             2.0%
Celltech Group PLC                       2.0%
Hyundai Electronics Industries Co.       1.9%
Hutchison Whampoa, Ltd.                  1.8%
Telefonica de Argentina S.A.             1.8%
Nycomed Amersham PLC                     1.6%

                      M A S O N   S T R E E T   F U N D S

                           INTERNATIONAL EQUITY FUND

PERFORMANCE RELATIVE TO EAFE INDEX

                                      INTERNATIONAL
                                          EQUITY
        INTERNATIONAL  INTERNATIONAL       FUND
            EQUITY         EQUITY        CLASS B
             FUND           FUND        REDEMPTION        EAFE
           CLASS A        CLASS B         VALUE          INDEX
----------------------------------------------------------------
3/31/97      9,524         10,000                        10,000
9/30/97     10,476         10,970                        11,234
3/31/98     10,304         10,749                        11,893
9/30/98      8,122          8,462                        10,326
3/31/99      9,392          9,742                        12,651
9/30/99     10,012         10,357                        13,560
3/31/00     10,980         11,311         11,011         15,870



TOTAL RETURN                                                 Average
                                                              Annual
                                                One           Since
For the periods ended March 31, 2000            Year      Inception<F1>
------------------------------------------------------------------------
International Equity Fund
(Class A - without initial sales charge)       16.91%         4.86%
------------------------------------------------------------------------
EAFE Index                                     25.40%         16.63%
------------------------------------------------------------------------

<F1> Fund inception date is 3/31/97. Returns are annualized.

As depicted in the graph, the International Equity Fund is compared against the Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index. The index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The indices are constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large-, medium-, and small-capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U.S. dollars. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 5% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

     SCHEDULE OF INVESTMENTS
                                   Country          Shares/Par   Market Value
     --------------------------------------------------------------------------
     COMMON STOCK (90.6%)
     CAPITAL EQUIPMENT (8.2%)
     Alcatel                       France                1,300       $285,242
     Alcatel, ADR                  France               11,400        499,463
     CNH Global N.V.               Netherlands          15,000        148,125
     Hong Kong Aircraft
        & Engineering              Hong Kong           135,000        214,987
     Hyundai Electronics
        Industries Co.             Republic of Korea    32,200        716,689
     Koninklijke Philips
        Electronics N.V.           Netherlands           2,760        463,767
     Rolls-Royce PLC               United Kingdom      129,200        418,924
     The Weir Group PLC            United Kingdom      126,200        389,567
     --------------------------------------------------------------------------
     TOTAL                                                          3,136,764
     --------------------------------------------------------------------------

     CONSUMER GOODS (13.8%)
     Autoliv, Inc.                 United States        14,400        432,000
     Aventis S.A.                  France               10,600        580,188
<F1> Aventis S.A.                  Germany               4,201        229,136
<F1> Celltech Group PLC            United Kingdom       42,740        774,560
     Fiat SPA Ord.                 Italy                 8,492        223,871
     Nycomed Amersham PLC          United Kingdom       75,525        621,977
     Ono Pharmaceutical
        Co., Ltd.                  Japan                 9,000        318,530
     Sony Corporation              Japan                 3,300        466,533
<F1> Sony Corporation - New        Japan                 3,300        469,751
     Tate & Lyle, PLC              United Kingdom       34,500        120,395
     Teva Pharmaceutical
        Industries Ltd., ADR       Israel               14,800        552,225
     Volvo Aktiebolaget, B Free    Sweden               19,600        528,565
     --------------------------------------------------------------------------
     TOTAL                                                          5,317,731
     --------------------------------------------------------------------------

     ENERGY (6.1%)
     Petroleo Brasileiro
        S.A. - Petrobras           Brazil            1,339,000        362,182
     Ranger Oil Limited            Canada               45,400        175,925
<F1> Renaissance Energy LTD        Canada               26,500        201,698
     Repsol S.A.                   Spain                17,400        381,453
     Shell Transport &
        Trading Company PLC        United Kingdom       72,700        603,087
     Total Fina S.A.               France                4,085        611,749
     --------------------------------------------------------------------------
     TOTAL                                                          2,336,094
     --------------------------------------------------------------------------

     FINANCE (17.9%)
     Australia & New Zealand
        Bank Group                 Australia            61,000        385,081
     AXA-UAP S.A.                  France                4,100        581,039
     Banco Bradesco S.A.           Brazil           27,950,000        230,327

                                                                  MARCH 31, 2000

                           INTERNATIONAL EQUITY FUND

                                   Country          Shares/Par   Market Value
     --------------------------------------------------------------------------
     FINANCE (CONTINUED)
     Banco Itau S.A.               Brazil              940,000        $83,496
     Bangkok Bank Public
        Company Limited            Thailand             74,900        128,762
     Banque Nationale de Paris     France                4,350        343,407
<F1> Banque Nationale de
        Paris, Warrants            France                1,950         13,696
     Deutsche Bank AG              Germany               5,333        354,414
     Hang Lung
        Development Co.            Hong Kong           133,000        109,317
     HSBC Holdings                 Hong Kong            27,600        322,558
     ING Groep N.V.                Netherlands           8,800        476,613
     The Nomura Securities
        Co., Ltd.                  Japan                32,200      1,051,723
     Nordic Baltic Holding
        (NBH) AB                   Finland             108,120        569,030
     PartnerRe Ltd.                Bermuda              11,500        423,344
     Scor                          France                6,000        281,731
     Unibanco Uniao de Bancos      Brazil            1,579,000         98,631
     Unidanmark A/S,
        A Registered               Denmark               8,500        545,145
     XL Capital Ltd.               Bermuda               8,400        465,150
     Zurich Versicherungs-
        Gesellschaft               Switzerland             820        413,280
     --------------------------------------------------------------------------
     TOTAL                                                          6,876,744
     --------------------------------------------------------------------------

     GOLD MINES (1.9%)
     AngloGold Limited, ADR        South Africa         11,700        280,800
     Barrick Gold Corporation      Canada               19,200        297,562
<F1> Kinross Gold Corporation      Canada               88,200        136,085
     --------------------------------------------------------------------------
      TOTAL                                                           714,447
     --------------------------------------------------------------------------

     MATERIALS (9.5%)
     Agrium, Inc.                  Canada               22,700        183,019
     Akzo Nobel N.V.               Netherlands           7,400        315,815
     Asia Pulp & Paper
        Company Ltd. ADR           Singapore            23,400        172,575
     Bayer AG                      Germany               8,800        394,932
     Boehler-Uddeholm AG           Austria               6,344        267,105
<F1> Celanese AG                   Germany                 560         11,307
     Companhia Vale do
        Rio Doce, ADR              Brazil               17,900        476,588
     Corus Group PLC               United Kingdom      217,100        353,266
     Grupo Mexico, B shares        Mexico               73,700        344,637
     Hepworth PLC                  United Kingdom       58,200        147,626
     Pioneer International Ltd.    Australia           203,200        553,807
     Stora Enso OYJ - R shares     Finland              41,800        447,982
     --------------------------------------------------------------------------
     TOTAL                                                          3,668,659
     --------------------------------------------------------------------------

                                   Country          Shares/Par   Market Value
     --------------------------------------------------------------------------
     MULTI-INDUSTRY (5.0%)
     Elementis PLC                 United Kingdom       68,280       $107,293
     Hutchinson Whampoa
        Limited                    Hong Kong            38,000        685,674
     Pilkington PLC                United Kingdom      290,500        338,307
     Swire Pacific Limited,
        A shares                   Hong Kong            36,000        185,398
     Swire Pacific Limited,
        B shares                   Hong Kong           296,000        205,278
     Williams PLC                  United Kingdom       80,800        409,258
     --------------------------------------------------------------------------
     TOTAL                                                          1,931,208
     --------------------------------------------------------------------------

     SERVICES (21.4%)
     Best Denki Co., Ltd.          Japan                34,000        223,761
     British Airways PLC           United Kingdom       85,200        447,855
     Cia de Telecomunicaciones
        de Chile S.A.              Chile                13,100        298,025
     Compania Anonima
        Nacional Telefonos
        de Venezuela               Venezuela             9,400        272,600
     Embratel Participacoes
        S.A., ADR                  Brazil               11,400        292,125
     J Sainsbury PLC               United Kingdom       55,600        251,017
     Koninklijke KPN NV            Netherlands           3,600        412,175
     Korea Telecom
        Corporation, ADR           Republic of Korea     4,800        210,000
     Kurita Water
        Industries, Ltd.           Japan                20,000        388,047
     Laidlaw Transportation
        Limited                    Canada               46,965         67,512
     Marks & Spencer PLC           United Kingdom       51,800        207,005
     Mayne Nickless Ltd.           Australia            72,600        148,069
     Moebel Walther AG PFD         Germany               5,056         56,654
     News Corporation Ltd.         Australia            49,000        579,989
     Nippon Telephone &
        Telegraph Corporation
        (NTT)                      Japan                    35        556,233
     The Peninsular and
        Oriental Steam
        Navigation Company         United Kingdom       23,000        239,048
     Philippine Long Distance
        Telephone Company,
        ADR                        Philippines           6,000        131,625
     Portugal Telecom S.A.         Portugal             19,500        250,038
     Pt Indosat, ADR               Indonesia            19,000        326,563
     Storehouse PLC                United Kingdom      150,900         89,070
     Telecom Corporation of
        New Zealand Limited        New Zealand         133,000        601,817
     Telecomunicacoes de
        Sao Paulo S.A.             Brazil               10,300        305,781

                      M A S O N   S T R E E T   F U N D S

                           INTERNATIONAL EQUITY FUND

                                   Country          Shares/Par   Market Value
     --------------------------------------------------------------------------
     SERVICES (CONTINUED)
     Telefonica de Argentina
        S.A., ADR                  Argentina            17,400       $682,950
     Telefonica del Peru S.A.
        B shares, ADR              Peru                 17,500        297,500
     Telefonos de Mexico
        S.A., ADR                  Mexico               13,100        877,700
     ------------------------------------------------------------------------
     TOTAL                                                          8,213,159
     ------------------------------------------------------------------------

     UTILITIES (6.8%)
     Endesa S.A.                   Spain                13,900        318,823
     EVN AG                        Austria                 840         92,348
     Gener S.A., ADR               Chile                12,500        168,750
     Hong Kong Electric
        Holdings Ltd               Hong Kong           106,000        319,913
     Iberdrola S.A.                Spain                31,000        404,319
     Korea Electric Power
        Corp., ADR                 Republic of Korea    12,800        364,804
     National Power PLC            United Kingdom       60,400        302,799
     Thames Water                  United Kingdom       21,083        238,631
     Veba AG                       Germany               7,700        393,458
     --------------------------------------------------------------------------
     TOTAL                                                          2,603,845
     --------------------------------------------------------------------------
     TOTAL COMMON STOCK (90.6%)
        (Cost $33,059,201)                                         34,798,651
     ==========================================================================

     MONEY MARKET INVESTMENTS (9.5%)
     FINANCE LESSORS (2.6%)
     Triple A One Funding,
        6.01%, 4/17/00             United States     1,000,000        997,329
     --------------------------------------------------------------------------

     FINANCE SERVICES (5.1%)
     Merrill Lynch,
        6.04%, 5/15/00             United States     1,000,000        992,618
     Preferred Receivable
        Funding, 6.06%,
        5/10/00                    United States     1,000,000        993,435
     --------------------------------------------------------------------------
     TOTAL                                                          1,986,053
     --------------------------------------------------------------------------

     SHORT-TERM BUSINESS CREDIT (1.8%)
     CXC Incorporated,
        6.25%, 4/3/00              United States       700,000        699,757
     --------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (COST $3,683,139)                                           3,683,139
     ==========================================================================
     TOTAL INVESTMENTS (100.1%)
        (Cost $36,742,340)<F2>                                     38,481,790
     ==========================================================================
     OTHER ASSETS, LESS LIABILITIES (-0.1%)                          (52,529)
     ==========================================================================
     TOTAL NET ASSETS (100.0%)                                    $38,429,261
     ==========================================================================

<F1> Non-Income Producing

     ADR - American Depository Receipt

<F2> At March 31, 2000, the aggregate cost of securities for federal income tax purposes was $36,742,465 and the net unrealized appreciation of investments based on that cost was $1,739,325 which is comprised of $7,221,538 aggregate gross unrealized appreciation and $5,482,213 aggregate gross unrealized depreciation.

INVESTMENT PERCENTAGES BY COUNTRY:
     United Kingdom                    15.75%
     Japan                              9.03%
     France                             8.31%
     Hong Kong                          5.31%
     Australia                          4.33%
     Other                             57.27%
     -----------------------------------------
     TOTAL                            100.00%
     -----------------------------------------

     The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 2000

                              INDEX 400 STOCK FUND


--------------------
INDEX 400 STOCK FUND
--------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek investment results that approximate the performance of the S&P MidCap 400 Index, by investing in stocks included in the S&P MidCap
400 Index.

PORTFOLIO: Stocks included in the S&P MidCap 400 Index, most of which have a market value in the range of $750 million to $5 billion.

STRATEGY: To capture mid-cap market performance, at low cost, by investing in a portfolio modeled after a mid-cap stock index in proportion to their weightings in the index.

NET ASSETS:  $35.6 million
--------------------------------------------------------------------------------

The Index 400 Stock Fund is designed to achieve results that approximate the performance of the Standard & Poor's MidCap 400 Index. The Fund provides investors a low-cost way to invest in the middle-capitalization sector of the equity market. The Fund invests in the stocks in the S&P MidCap 400 Index in proportion to their weightings in the Index in order to attempt to achieve the Fund's objective of matching the performance of the S&P MidCap 400 Index. The S&P MidCap 400 Index is comprised of stocks of medium-sized companies, generally smaller than those included in the S&P 500/R Index. Because the S&P MidCap 400 Index is an unmanaged index, its return does not reflect the deduction of expenses that exist with a mutual fund. During the fiscal year ended March 31, 2000, the Fund achieved its objective of matching performance of the S&P MidCap 400 Index before expenses.

SECTOR ALLOCATION
3/31/00

Technology                                24%

Consumer Cyclical                         13%

Basic Materials/Capital Goods             12%

Utilities                                  9%

Healthcare                                 9%

Finance                                    9%

Index Futures and Other Assets             8%

Consumer Staples                           7%

Energy                                     6%

Other Industries                           3%


TOP 10 EQUITY HOLDINGS
3/31/00

Company                          % Net Assets
---------------------------------------------
Siebel Systems, Inc.                     2.2%
Maxim Integrated Products, Inc.          1.9%
Altera Corporation                       1.7%
Vitesse Semiconductor Corporation        1.4%
MedImmune, Inc.                          1.1%
Univision Communications, Inc. -
  Class A                                1.1%
Atmel Corporation                        1.1%
Intuit, Inc.                             1.0%
QLogic Corporation                       1.0%
Chiron Corporation                       0.9%

PERFORMANCE RELATIVE TO S&P 400 INDEX

                                                INDEX 400
             INDEX 400        INDEX 400        STOCK FUND
            STOCK FUND        STOCK FUND         CLASS B         S&P MIDCAP
              CLASS A          CLASS B      REDEMPTION VALUE     400 INDEX
--------------------------------------------------------------------------------
7/12/99        9,524          10,000                               10,000
9/30/99        8,648           9,070                                9,051
3/31/00       11,411          11,938             11,438            11,954

TOTAL RETURN
                                                                    Since
For the period ended March 31, 2000                             Inception<F1>
------------------------------------------------------------------------------
Index 400 Stock Fund
(Class A - without initial sales charge)                             19.81%
------------------------------------------------------------------------------
S&P MidCap 400 Index                                                 19.54%
------------------------------------------------------------------------------

<F1> Fund inception date is 7/12/99. Reflects total return for the period
     7/12/99 - 3/31/00. Returns are not annualized.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of March 31, 2000, the 400 companies in the composite had a median market capitalization of $1.7 billion and a total market value of $1,022.6 billion. The MidCap 400 represents approximately 6% of the market value of S&P's database of about 8,100 equities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on July 12, 1999 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 5% contingent deferred sales charge for Class B Since Inception.

                      M A S O N   S T R E E T   F U N D S

                              INDEX 400 STOCK FUND

     SCHEDULE OF INVESTMENTS
                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     COMMON STOCK (91.2%)
     BASIC MATERIALS (4.1%)
<F1> Airgas, Inc.                                        2,400        $19,950
     AK Steel Holding Corporation                        3,500         36,313
     Albemarle Corporation                               1,600         33,200
     Bowater Incorporated                                1,800         96,075
     Cabot Corporation                                   2,200         67,100
     Carpenter Technology Corporation                      700         14,569
     Chesapeake Corporation                                600         17,738
     CK Witco Corporation                                4,078         41,545
     Cleveland-Cliffs, Inc.                                400          9,525
     Consolidated Papers Inc.                            3,100        119,156
<F1> Cytec Industries, Inc.                              1,400         42,875
     The Dexter Corporation                                800         42,400
     Ethyl Corporation                                   2,800          8,575
     Ferro Corporation                                   1,200         21,375
     H.B. Fuller Company                                   500         19,969
     Georgia Gulf Corporation                            1,100         28,600
     Georgia-Pacific Corporation
        (Timber Group)                                   2,800         71,750
     P.H. Glatfelter Company                             1,400         14,875
     IMC Global, Inc.                                    3,900         57,281
     Kennametal, Inc.                                    1,000         30,062
     Longview Fibre Company                              1,800         26,550
     The Lubrizol Corporation                            1,900         54,744
     Lyondell Chemical Company                           4,000         59,000
     M. A. Hanna Company                                 1,700         19,231
     Martin Marietta Materials, Inc.                     1,600         76,000
<F1> MAXXAM, Inc.                                          200          5,700
     Minerals Technologies, Inc.                           700         31,194
     Olin Corporation                                    1,500         26,625
     Oregon Steel Mills, Inc.                              900          3,487
     Rayonier, Inc.                                        900         43,875
     RPM, Inc                                            3,700         40,700
     Ryerson Tull, Inc.                                    800         12,400
     A. Schulman, Inc.                                   1,100         14,575
     Solutia, Inc.                                       3,700         49,487
     Sonoco Products Company                             3,500         82,250
     Southdown, Inc.                                     1,200         70,800
<F1> UCAR International, Inc.                            1,500         19,781
     Universal Corporation                               1,100         16,569
     Wausau-Mosinee Paper Corporation                    1,700         21,994
     -------------------------------------------------------------------------
     TOTAL                                                          1,467,895
     -------------------------------------------------------------------------

     CAPITAL GOODS (8.1%)
     AGCO Corporation                                    2,000         22,750
<F1> Albany International Corp. - Class A                1,016         15,050
<F1> American Power Conversion Corporation               6,500        278,688

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     CAPITAL GOODS (CONTINUED)
<F1> American Standard Companies, Inc.                   2,400        $88,800
     AMETEK, Inc.                                        1,100         21,175
     Carlisle Companies Incorporated                     1,000         40,000
     Cordant Technologies, Inc.                          1,200         67,875
     Diebold, Incorporated                               2,300         63,250
     Donaldson Company, Inc.                             1,600         36,100
     Federal Signal Corporation                          1,600         28,900
     Flowserve Corporation                               1,300         16,738
     Granite Construction Incorporated                     900         24,300
     Harsco Corporation                                  1,400         40,513
     Herman Miller, Inc.                                 2,700         75,600
     Hillenbrand Industries, Inc.                        2,200         74,800
     HON INDUSTRIES, Inc.                                2,100         54,075
     Hubbell Incorporated - Class B                      2,200         60,225
<F1> Jabil Circuit, Inc.                                 6,000        259,500
<F1> Jacobs Engineering Group, Inc.                        900         29,025
     Kaydon Corporation                                  1,000         27,313
<F1> MagneTek, Inc.                                        800          7,300
     Newport News Shipbuilding, Inc.                     1,100         33,275
     Nordson Corporation                                   600         27,638
     Pentair, Inc.                                       1,600         59,300
     Precision Castparts Corp.                             800         29,200
     The Reynolds and Reynolds Company - Class A         2,600         70,200
<F1> Sanmina Corporation                                 4,200        283,763
<F1> SCI Systems, Inc.                                   4,900        263,681
<F1> Sensormatic Electronics Corporation                 2,600         58,338
<F1> Sequa Corporation - Class A                           400         15,850
<F1> SPX Corporation                                     1,100        125,331
     The Standard Register Company                         900         11,587
     Stewart & Stevenson Services, Inc.                  1,000         11,250
     Symbol Technologies, Inc.                           3,000        246,937
     Tecumseh Products Company - Class A                   700         30,800
     Teleflex Incorporated                               1,300         46,150
     Trinity Industries, Inc.                            1,300         30,794
<F1> Vishay Intertechnology, Inc.                        2,900        161,312
     Wallace Computer Services, Inc.                     1,400         16,537
     York International Corporation                      1,300         30,387
     -------------------------------------------------------------------------
     TOTAL                                                          2,884,307
     -------------------------------------------------------------------------

     COMMUNICATION SERVICES (1.5%)
     Broadwing, Inc.                                     7,300        271,469
     COMSAT Corporation                                  1,777         36,650
     Telephone and Data Systems, Inc.                    2,100        233,100
     -------------------------------------------------------------------------
     TOTAL                                                            541,219
     -------------------------------------------------------------------------

                                                                  MARCH 31, 2000

                              INDEX 400 STOCK FUND

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     CONSUMER CYCLICAL (13.0%)
     A.H. Belo Corporation - Class A                     4,000        $71,500
<F1> Abercrombie & Fitch Co. - Class A                   3,500         56,000
<F1> AC Nielsen Corporation                              2,000         45,000
<F1> Acxiom Corporation                                  2,900         96,425
<F1> American Eagle Outfitters, Inc.                     1,600         60,700
<F1> Apollo Group, Inc. - Class A                        2,600         73,288
     Arvin Industries, Inc.                                900         20,363
     Bandag, Incorporated                                  700         16,100
<F1> Barnes & Noble, Inc.                                2,400         55,200
<F1> BJ's Wholesale Club, Inc.                           2,500         96,563
<F1> Blyth Industries, Inc.                              1,600         43,700
<F1> Borders Group, Inc.                                 2,700         46,406
     Borg-Warner Automotive, Inc.                          900         35,438
<F1> Burlington Industries, Inc.                         1,800          7,875
     Callaway Golf Company                               2,600         40,300
<F1> CDW Computer Centers, Inc.                          1,500        126,656
     Cintas Corporation                                  5,650        221,409
     Claire's Stores, Inc.                               1,700         34,106
     Clayton Homes, Inc.                                 4,800         48,600
<F1> Convergys Corporation                               5,200        200,850
<F1> DeVry, Inc.                                         2,400         73,200
<F1> Dollar Tree Stores, Inc.                            2,100        109,463
     Family Dollar Stores, Inc.                          5,900        122,794
     Fastenal Company                                    1,300         62,238
     Federal-Mogul Corporation                           2,500         41,719
<F1> Furniture Brands International, Inc.                1,700         31,981
<F1> GTECH Holdings Corporation                          1,200         22,275
     Harte-Hanks, Inc.                                   2,300         52,181
     Heilig-Meyers Company                               2,000          7,875
     Houghton Mifflin Company                            1,100         46,681
<F1> International Game Technology                       2,500         54,219
     International Speedway
        Corporation - Class A                            1,800         80,888
<F1> Jones Apparel Group, Inc.                           4,200        133,875
     Kelly Services, Inc. - Class A                      1,200         28,725
     Lancaster Colony Corporation                        1,400         42,788
<F1> Land's End, Inc.                                    1,000         61,500
<F1> Lear Corporation                                    2,300         64,687
     Lee Enterprises, Incorporated                       1,500         39,187
<F1> Mandalay Resort Group                               3,100         52,312
     Manpower, Inc.                                      2,600         92,300
     Mark IV Industries, Inc.                            1,600         35,300
     Media General, Inc. - Class A                         900         47,137
     Meritor Automotive, Inc.                            2,300         36,369
     Modine Manufacturing Company                        1,000         25,125
<F1> Modis Professional Services, Inc.                   3,300         40,837
<F1> Mohawk Industries, Inc.                             2,100         46,987
<F1> Navigant Consulting, Inc.                           1,400         15,400

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     CONSUMER CYCLICAL (CONTINUED)
     NCH Corporation                                       200         $9,062
<F1> NCO Group, Inc.                                       900         28,744
<F1> The Neiman Marcus
        Group, Inc. - Class A                            1,700         47,281
<F1> OfficeMax, Inc.                                     3,900         25,350
     Ogden Corporation                                   1,700         20,294
<F1> Park Place Entertainment Corporation               10,400        120,250
<F1> Payless ShoeSource, Inc.                            1,100         57,131
     Pittston Brink's Group                              1,700         28,900
<F1> Premier Parks, Inc.                                 2,700         56,700
     The Reader's Digest Association, Inc. - Class A     3,600        127,350
<F1> Robert Half International, Inc.                     3,000        142,312
     Rollins, Inc.                                       1,000         14,875
     Ross Stores, Inc.                                   3,100         74,594
<F1> Saks Incorporated                                   4,900         71,050
<F1> Scholastic Corporation                                600         32,362
     Shaw Industries, Inc.                               4,500         68,344
     Sotheby's Holdings, Inc. - Class A                  2,000         36,875
     Stewart Enterprises, Inc. - Class A                 3,700         18,269
     Superior Industries International, Inc.               900         28,519
<F1> Sylvan Learning Systems, Inc.                       1,700         27,094
<F1> Tech Data Corporation                               1,800         59,175
     Tiffany & Co.                                       2,500        209,062
<F1> Unifi, Inc.                                         2,000         17,875
     USG Corporation                                     1,700         71,294
     Viad Corp.                                          3,200         73,200
     The Warnaco Group, Inc. - Class A                   1,900         22,444
     The Washington Post Company                           300        162,300
     Wellman, Inc.                                       1,200         23,775
     WestPoint Stevens, Inc.                             1,800         34,200
<F1> Williams-Sonoma, Inc.                               1,900         58,900
     -------------------------------------------------------------------------
     TOTAL                                                          4,632,103
     -------------------------------------------------------------------------

     CONSUMER STAPLES (7.1%)
     Banta Corporation                                     900         16,538
     Bergen Brunswig Corporation - Class A               4,600         31,050
     Bob Evans Farms                                     1,300         16,250
<F1> Brinker International, Inc.                         2,200         65,313
<F1> Buffets, Inc.                                       1,400         12,644
     Carter-Wallace, Inc.                                1,500         28,125
     CBRL Group, Inc.                                    2,000         20,000
<F1> Chris-Craft Industries, Inc.                        1,133         72,158
     Church & Dwight Co., Inc.                           1,300         22,344
     Dean Foods Company                                  1,300         34,775
     The Dial Corporation                                3,600         49,500
     Dole Food Company, Inc.                             1,900         36,931
     Dreyer's Grand Ice Cream, Inc.                        900         23,175

                      M A S O N   S T R E E T   F U N D S

                              INDEX 400 STOCK FUND

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     CONSUMER STAPLES (CONTINUED)
     Flowers Industries, Inc.                            3,400        $51,637
     Hannaford Brothers Co.                              1,400        103,250
<F1> Hispanic Broadcasting Corporation - Class A         1,800        203,850
     Hormel Foods Corporation                            4,900         80,544
     IBP, Inc.                                           3,600         56,700
     International Multifoods Corporation                  600          8,025
     Interstate Bakeries Corporation                     2,400         34,200
     Lance, Inc.                                         1,000         10,625
<F1> Lone Star Steakhouse & Saloon, Inc.                 1,100         11,206
     McCormick & Company, Incorporated                   2,400         77,400
<F1> Outback Steakhouse, Inc.                            2,500         80,156
<F1> Papa John's International, Inc.                     1,000         33,000
<F1> Perrigo Company                                     2,500         18,984
<F1> PSS World Medical, Inc.                             2,400         16,275
     R.J. Reynolds Tobacco Holdings, Inc.                3,700         62,900
     Ruddick Corporation                                 1,600         17,500
     The J. M. Smucker Company - Class A                 1,000         18,375
<F1> Starbucks Corporation                               6,200        277,837
<F1> Suiza Foods Corporation                             1,100         44,275
     Tyson Foods, Inc. - Class A                         7,800         86,775
<F1> U.S. Foodservice                                    3,400         87,550
     Universal Foods Corporation                         1,700         36,337
<F1> Univision Communications, Inc. - Class A            3,500        395,500
<F1> Valassis Communications, Inc.                       1,900         63,294
<F1> Westwood One, Inc.                                  3,800        137,750
     Whitman Corporation                                 4,800         66,900
     -------------------------------------------------------------------------
     TOTAL                                                          2,509,648
     -------------------------------------------------------------------------

     ENERGY (5.7%)
<F1> BJ Services Company                                 2,400        177,300
     Devon Energy Corporation                            2,900        140,831
     ENSCO International Incorporated                    4,700        169,788
<F1> Global Marine, Inc.                                 5,900        149,713
<F1> Hanover Compressor Company                          1,000         56,875
     Helmerich & Payne, Inc.                             1,700         52,700
     Murphy Oil Corporation                              1,500         86,438
<F1> Nabors Industries, Inc.                             4,700        182,419
     Noble Affiliates, Inc.                              1,900         62,344
<F1> Noble Drilling Corporation                          4,500        186,469
<F1> Ocean Energy, Inc.                                  5,700         81,937
     Pennzoil-Quaker State Company                       2,600         27,137
<F1> Pioneer Natural Resources Company                   3,400         36,125
<F1> Santa Fe Snyder Corporation                         6,300         60,637
<F1> Smith International, Inc.                           1,700        131,750
     Tidewater, Inc.                                     1,900         60,444
     Ultramar Diamond Shamrock Corporation               2,900         73,587
     Valero Energy Corporation                           1,900         58,187

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     ENERGY (CONTINUED)
<F1> Varco International, Inc.                           2,200        $27,775
<F1> Weatherford International, Inc.                     3,700        218,069
     -------------------------------------------------------------------------
     TOTAL                                                          2,040,525
     -------------------------------------------------------------------------

     FINANCE (9.1%)
     Allmerica Financial Corporation                     1,800         91,800
     Ambac Financial Group, Inc.                         2,400        120,900
     American Financial Group, Inc.                      2,000         57,250
     Associated Banc-Corp                                2,200         65,725
     Astoria Financial Corporation                       1,800         51,075
     CCB Financial Corporation                           1,400         61,950
     Charter One Financial, Inc.                         7,230        151,830
     City National Corporation                           1,500         50,531
     Compass Bancshares, Inc.                            3,900         77,756
     Dime Bancorp, Inc.                                  3,800         70,300
<F1> E*TRADE Group, Inc.                                 9,500        286,188
     A.G. Edwards, Inc.                                  3,100        124,000
     Everest Reinsurance Holdings, Inc.                  1,600         52,200
     The Finova Group, Inc.                              2,100         35,306
     First Security Corporation                          6,700         80,400
     First Tennessee National Corporation                4,400         89,375
     First Virginia Banks, Inc.                          1,700         63,856
     FirstMerit Corporation                              3,100         57,156
     GreenPoint Financial Corp.                          3,700         72,613
     Hibernia Corporation - Class A                      5,400         56,700
     Horace Mann Educators Corporation                   1,400         25,813
     HSB Group, Inc.                                     1,000         28,938
     Keystone Financial, Inc.                            1,700         31,238
     Legg Mason, Inc.                                    1,900         82,175
     Marshall & Ilsley Corporation                       3,600        207,900
     Mercantile Bankshares Corporation                   2,300         70,294
     National Commerce Bancorporation                    3,700         68,450
     North Fork Bancorporation, Inc.                     6,000        107,250
     Ohio Casualty Corporation                           2,000         35,750
     Old Republic International Corp.                    4,300         59,125
     Pacific Century Financial Corporation               2,700         54,844
     The PMI Group, Inc.                                 1,500         71,156
     Protective Life Corporation                         2,200         69,850
     Provident Financial Group Inc.                      1,600         54,500
     ReliaStar Financial Corp.                           3,000        101,625
     Sovereign Bancorp, Inc.                             7,400         55,962
     TCF Financial Corporation                           2,800         66,675
     Unitrin, Inc.                                       2,500         99,375
     Webster Financial Corporation                       1,500         34,500
     Westamerica Bancorporation                          1,300         36,075
     Wilmington Trust Corporation                        1,100         53,487
     Zions Bancorporation                                2,900        120,712
     -------------------------------------------------------------------------
     TOTAL                                                          3,252,605
     -------------------------------------------------------------------------

                                                                  MARCH 31, 2000

                              INDEX 400 STOCK FUND

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     HEALTHCARE (8.9%)
<F1> Acuson Corporation                                    900        $13,331
<F1> Apria Healthcare Group, Inc.                        1,800         25,988
     Beckman Coulter, Inc.                               1,000         64,188
<F1> Beverly Enterprises, Inc.                           3,500         12,906
<F1> Chiron Corporation                                  6,200        309,225
<F1> Covance, Inc.                                       2,000         21,500
     DENTSPLY International, Inc.                        1,800         51,075
<F1> Express Scripts, Inc. - Class A                     1,300         54,600
<F1> First Health Group Corp.                            1,700         53,763
<F1> Forest Laboratories, Inc.                           2,800        236,600
<F1> Foundation Health Systems, Inc. - Class A           4,200         33,600
<F1> Gentiva Health Services, Inc.                         650          4,652
<F1> Genzyme Corporation (General Division)              2,900        145,362
<F1> Gilead Sciences, Inc.                               1,500         95,062
<F1> Health Management Associates, Inc. - Class A        8,600        122,550
     ICN Pharmaceuticals, Inc.                           2,700         73,575
<F1> IVAX Corporation                                    5,400        147,150
<F1> Lincare Holdings, Inc.                              1,800         51,075
<F1> MedImmune, Inc.                                     2,300        400,487
<F1> Millennium Pharmaceuticals, Inc.                    1,500        194,812
<F1> MiniMed, Inc.                                       1,100        142,450
     Mylan Laboratories, Inc.                            4,400        121,000
     Omnicare, Inc.                                      3,100         37,394
<F1> Oxford Health Plans, Inc.                           2,800         42,700
<F1> Pacificare Health Systems, Inc.                     1,500         74,812
<F1> Quorum Health Group, Inc.                           2,400         24,150
<F1> Sepracor, Inc.                                      2,300        167,469
<F1> Steris Corporation                                  2,300         23,575
     Stryker Corporation                                 3,300        230,175
<F1> Sybron International Corporation                    3,500        101,500
<F1> Total Renal Care Holdings, Inc.                     2,800          8,750
<F1> Trigon Healthcare, Inc. - Class A                   1,300         46,475
<F1> VISX, Incorporated                                  2,200         40,150
     -------------------------------------------------------------------------
     TOTAL                                                          3,172,101
     -------------------------------------------------------------------------

     TECHNOLOGY (23.7%)
<F1> ADTRAN, Inc.                                        1,300         77,269
<F1> Affiliated Computer Services, Inc. - Class A        1,700         64,600
<F1> Altera Corporation                                  6,800        606,900
<F1> Arrow Electronics, Inc.                             3,300        116,325
<F1> Atmel Corporation                                   7,500        387,188
     Avnet, Inc.                                         1,400         88,200
<F1> Cadence Design Systems, Inc.                        8,300        172,225
<F1> Cambridge Technology Partners, Inc.                 2,100         28,481
<F1> CheckFree Holdings Corporation                      1,900        133,950

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> Cirrus Logic, Inc.                                  2,200        $40,150
     Comdisco, Inc.                                      5,200        229,450
<F1> Concord EFS, Inc.                                   6,950        159,416
<F1> CSG Systems International, Inc.                     1,800         87,863
<F1> Cypress Semiconductor Corporation                   3,700        182,456
<F1> DST Systems, Inc.                                   2,200        142,863
<F1> Electronic Arts, Inc.                               2,100        149,494
<F1> Fiserv, Inc.                                        4,200        156,188
<F1> Gartner Group, Inc. - Class B                       3,000         39,938
     Harris Corporation                                  2,300         79,494
<F1> Imation Corp.                                       1,200         32,025
<F1> Informix Corporation                                9,100        154,131
<F1> Integrated Device Technology, Inc.                  3,100        122,838
<F1> Intuit, Inc.                                        6,600        358,875
<F1> Investment Technology Group, Inc.                   1,100         38,775
<F1> Keane, Inc.                                         2,400         60,600
<F1> L-3 Communications Holdings, Inc.                   1,100         57,200
<F1> Legato Systems, Inc.                                2,900        129,412
<F1> Litton Industries, Inc.                             1,500         66,281
<F1> Maxim Integrated Products, Inc.                     9,300        660,881
<F1> Mentor Graphics Corporation                         2,200         33,275
<F1> Microchip Technology Incorporated                   2,600        170,950
<F1> Network Associates, Inc.                            4,700        151,575
<F1> NOVA Corporation                                    2,500         72,812
<F1> Novellus Systems, Inc.                              4,000        224,500
<F1> NVIDIA Corporation                                  1,000         84,484
<F1> Policy Management Systems Corporation               1,200         14,400
<F1> Polycom, Inc.                                       1,100         87,106
<F1> QLogic Corporation                                  2,500        338,750
<F1> Quantum Corporation - DLT & Storage Systems         5,600         66,850
<F1> Rational Software Corporation                       3,000        229,500
<F1> Sawtek, Inc.                                        1,400         73,587
<F1> Siebel Systems, Inc.                                6,500        776,344
<F1> Sterling Software, Inc.                             2,700         82,350
<F1> Storage Technology Corporation                      3,400         54,187
<F1> Structural Dynamics Research Corporation            1,200         16,200
<F1> SunGard Data Systems, Inc.                          4,400        166,100
<F1> Sybase, Inc.                                        2,800         56,875
<F1> Sykes Enterprises, Incorporated                     1,400         26,687
<F1> Symantec Corporation                                2,000        150,250
<F1> Synopsys, Inc.                                      2,400        117,000
<F1> Transaction Systems Architects, Inc. - Class A      1,100         31,762
<F1> TriQuint Semiconductor, Inc.                        1,300         95,550
<F1> Vitesse Semiconductor Corporation                   5,200        500,500
<F1> Waters Corporation                                  2,100        200,025
     -------------------------------------------------------------------------
     TOTAL                                                          8,445,087
     -------------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                              INDEX 400 STOCK FUND

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     TRANSPORTATION (1.1%)
     Airborne Freight Corporation                        1,700        $40,800
<F1> Alaska Air Group, Inc.                                900         27,056
     Alexander & Baldwin, Inc.                           1,500         30,938
     Arnold Industries, Inc.                               800         10,250
     C.H. Robinson Worldwide, Inc.                       1,400         52,150
     CNF Transportation, Inc.                            1,600         44,400
     GATX Corporation                                    1,700         64,600
<F1> J.B. Hunt Transport Services, Inc.                  1,200         16,425
     Overseas Shipholding Group, Inc.                    1,100         25,231
<F1> Swift Transportation Co., Inc.                      2,200         45,100
<F1> Wisconsin Central Transportation Corporation        1,700         20,825
     -------------------------------------------------------------------------
     TOTAL                                                            377,775
     -------------------------------------------------------------------------

     UTILITIES (8.9%)
     AGL Resources, Inc.                                 1,900         34,913
     Allegheny Energy, Inc.                              3,800        104,738
     Alliant Energy Corporation                          2,700         82,181
     American Water Works Company, Inc.                  3,300         78,375
     Black Hills Corporation                               700         15,444
<F1> Calpine Corporation                                 2,100        197,400
     Cleco Corporation                                     800         26,600
     CMP Group, Inc.                                     1,100         32,038
     Conectiv, Inc.                                      3,200         56,000
     DPL, Inc.                                           4,500         99,844
     DQE, Inc.                                           2,600        118,300
     Dynegy, Inc. - Class A                              4,900        307,475
     Energy East Corporation                             4,200         83,212
     Hawaiian Electric Industries, Inc.                  1,100         34,994
     IDACORP, Inc.                                       1,300         45,175
     Indiana Energy, Inc.                                1,000         19,500
     IPALCO Enterprises, Inc.                            2,900         56,550
     Kansas City Power & Light                           2,100         60,900
     KeySpan Corporation                                 4,500        124,312
     Kinder Morgan, Inc.                                 3,800        131,100
     LG&E Energy Corp.                                   4,400        100,650
     MCN Energy Group, Inc.                              2,900         72,500
     Minnesota Power, Inc.                               2,500         41,562
     The Montana Power Company                           3,700        236,800
     National Fuel Gas Company                           1,300         57,931
     NiSource, Inc.                                      4,200         70,875
     Northeast Utilities                                 4,900        105,350
     NSTAR                                               2,000         84,000
     OGE Energy Corp.                                    2,600         49,887
     Potomac Electric Power Company                      4,000         90,500
     Public Service Company of New Mexico                1,400         22,050
     Puget Sound Energy, Inc.                            2,900         64,344
     Questar Corporation                                 2,800         51,975

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     UTILITIES (CONTINUED)
     SCANA Corporation                                   3,500        $85,969
     Sierra Pacific Resources                            2,658         33,225
     TECO Energy, Inc.                                   4,400         85,525
     UtiliCorp United, Inc.                              3,200         57,800
     Washington Gas Light Company                        1,600         43,500
     Wisconsin Energy Corporation                        4,000         79,750
     -------------------------------------------------------------------------
     TOTAL                                                          3,143,244
     -------------------------------------------------------------------------
     TOTAL COMMON STOCK
        (Cost $29,182,113)                                         32,466,509
     =========================================================================

     MONEY MARKET INVESTMENTS (2.0%)
     FEDERAL GOVERNMENT AND AGENCIES (0.6%)
<F2> Federal Home Loan Bank,
        5.80%, 4/24/00                                 100,000         99,629
<F2> Federal National Mortgage
        Association, 5.70%, 4/10/00                    100,000         99,858
     -------------------------------------------------------------------------
     TOTAL                                                            199,487
     -------------------------------------------------------------------------

     FINANCE LESSOR (1.4%)
     CXC Incorporated, 6.25%, 4/3/00                   500,000        499,826
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (COST $699,313)                                               699,313
     =========================================================================
     TOTAL INVESTMENTS (93.2%)
        (COST $29,881,426)<F3>                                     33,165,822
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (6.8%)                          2,438,531
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $35,604,353
     =========================================================================

<F1> Non-Income Producing

<F2> Securities segregated or earmarked as collateral for futures and delayed settlements. Information regarding open futures contracts as of March 31, 2000 is summarized below:

                                   Number of      Expiration     Unrealized
     Issuer                        Contracts         Date       Appreciation
--------------------------------------------------------------------------------
     MidCap 400 Stock Index
        (Total notional value at
           3/31/00, $735,100)          3             6/00         $22,925

<F3> At March 31, 2000, the aggregate cost of securities for federal income tax purposes was $29,881,426 and the net unrealized appreciation of investments based on that cost was $3,284,396 which is comprised of $6,671,469 aggregate gross unrealized appreciation and $3,387,073 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 2000

                               GROWTH STOCK FUND

-----------------
GROWTH STOCK FUND
-----------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary.

PORTFOLIO: A diversified mix of high-quality growth stocks in medium and large companies.

STRATEGY: To analyze economic trends to determine their impact on various sectors and industries and to select high-quality stocks from industries with the best earnings potential.

NET ASSETS:  $71.9 million
--------------------------------------------------------------------------------

The Growth Stock Fund is invested in high-quality companies of large to medium capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. The Fund remains close to fully invested, with S&P/R Index Futures used at times to maintain the desired degree of market exposure, especially during times of active flows of cash into the Fund.

The Growth Stock Fund performed quite well over the last year, achieving total return almost 10 percentage points higher than its major benchmark, the S&P 500/R Index. Several factors drove this strong performance, including a slightly overweighted position in technology stocks, which represented 33% of the total portfolio, versus 30% for the S&P/R 500 Index, and good stock selection within this rapidly growing industry. Technology positions are concentrated in industry leaders with broad customer bases and records of earnings growth, such as Cisco Systems, Intel and Microsoft. In addition, the portfolio continues to have a strongly overweighted position in consumer cyclicals; large positions in Harley-Davidson and in Kohl's, a highly profitable retailer that is expanding rapidly, were key factors in performance in this sector.

While participating in these high-growth sectors, the portfolio maintained a balance of holdings across other industries including energy and capital goods; the result was reduced volatility during periods of decline in the high-flying technology sector. The Fund continues to reduce overall risk through diversification. The portfolio also benefited from an underweighted position in finance stocks throughout the year.


SECTOR ALLOCATION
3/31/00

Technology                                33%

Consumer Cyclicals                        13%

Consumer Staples                           8%

Basic Materials/Capital Goods              8%

S&P/R Index Futures                        8%

Finance                                    8%

Healthcare                                 5%

Energy                                     5%

Communication Services                     5%

Other Industries                           4%

Cash Equivalents                           3%


TOP 10 EQUITY HOLDINGS
3/31/00

Company                          % Net Assets
---------------------------------------------
Cisco Systems, Inc.                      3.6%
Intel Corporation                        2.7%
General Electric Company                 2.7%
Nortel Networks Corporation              2.6%
Microsoft Corporation                    2.5%
Enron Corp.                              2.2%
Amdocs Limited                           2.2%
Kohl's Corporation                       2.1%
TIBCO Software, Inc.                     2.0%
Harley-Davidson, Inc.                    2.0%

                      M A S O N   S T R E E T   F U N D S

                               GROWTH STOCK FUND

Performance Relative to S&P 500/R Index
                                                    GROWTH
                      GROWTH         GROWTH       STOCK FUND        S&P
                    STOCK FUND     STOCK FUND      CLASS B         500/R
                     CLASS A        CLASS B    REDEMPTION VALUE    INDEX
-------------------------------------------------------------------------------
3/31/97               9,524          10,000                        10,000
9/30/97              11,829          12,380                        12,618
3/31/98              13,817          14,412                        14,787
9/30/98              12,779          13,293                        13,747
3/31/99              16,355          16,958                        17,503
9/30/99              16,623          17,173                        17,564
3/31/00              20,899          21,539         21,239         20,650


TOTAL RETURN                                                   Average
                                                               Annual
                                               One              Since
For the periods ended March 31, 2000          Year          Inception<F1>
--------------------------------------------------------------------------------
Growth Stock Fund
(Class A - without initial sales charge)      27.78%            29.95%
--------------------------------------------------------------------------------
S&P 500/R Index                               17.98%            27.31%
--------------------------------------------------------------------------------

<F1> Fund inception date is 3/31/97. Returns are annualized.

     The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

     This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations).

     Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on
     p.3 reflect the maximum sales charge for Class A and a 5% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

     SCHEDULE OF INVESTMENTS
                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     COMMON STOCK (88.3%)
     BASIC MATERIALS (1.7%)
     Ecolab, Inc.                                       21,000       $770,438
     The Mead Corporation                                5,500        192,156
     PPG Industries, Inc.                                4,900        256,331
     -------------------------------------------------------------------------
     TOTAL                                                          1,218,925
     -------------------------------------------------------------------------

     CAPITAL GOODS (6.6%)
     Avery Dennison Corporation                         13,800        842,662
     Corning Incorporated                                4,600        892,400
     General Electric Company                           12,400      1,924,325
     Illinois Tool Works, Inc.                           6,800        375,700
     Tyco International Ltd.                            15,000        748,125
     -------------------------------------------------------------------------
     TOTAL                                                          4,783,212
     -------------------------------------------------------------------------

     COMMUNICATION SERVICES (4.7%)
     AT&T Corp.                                         18,928      1,064,700
     GTE Corporation                                     6,500        461,500
<F1> MCI WorldCom, Inc.                                 12,072        547,013
<F1> Nextel Communications, Inc. - Class A               7,200      1,067,400
     SBC Communications, Inc.                            5,790        243,180
     -------------------------------------------------------------------------
     TOTAL                                                          3,383,793
     -------------------------------------------------------------------------

     CONSUMER CYCLICAL (13.2%)
<F1> Amazon.com, Inc.                                    4,200        281,400
<F1> barnesandnoble.com, inc. - Class A                  8,200         77,388
<F1> Costco Wholesale Corporation                       12,400        651,775
<F1> eToys, Inc.                                         7,900         69,866
     Ford Motor Company                                  6,800        312,375
     Harley-Davidson, Inc.                              17,700      1,404,938
     The Interpublic Group of Companies, Inc.           10,800        510,300
<F1> Kohl's Corporation                                 14,800      1,517,000
     The McGraw-Hill Companies, Inc.                    14,100        641,550
     The New York Times Company - Class A               19,400        832,987
     Omnicom Group, Inc.                                 3,400        317,687
     The ServiceMaster Company                          25,500        286,875
     Target Corporation                                  7,500        560,625
     Tiffany & Co.                                       2,700        225,787
     Tribune Company                                    18,800        687,375
     Wal-Mart Stores, Inc.                              20,100      1,115,550
     -------------------------------------------------------------------------
     TOTAL                                                          9,493,478
     -------------------------------------------------------------------------

                                                                  MARCH 31, 2000

                               GROWTH STOCK FUND

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     CONSUMER STAPLES (7.7%)
     Anheuser-Busch Companies, Inc.                      4,400       $273,900
     The Coca-Cola Company                              12,000        563,250
     Keebler Foods Company                              22,700        651,206
     Kimberly-Clark Corporation                         10,700        599,200
     McDonald's Corporation                             12,600        473,288
     PepsiCo, Inc.                                       9,500        328,344
     Procter & Gamble Company                            7,800        438,750
     The Quaker Oats Company                             5,900        357,687
     Time Warner, Inc.                                   5,300        530,000
<F1> Viacom, Inc. - Class B                              7,600        400,900
     Walgreen Company                                   35,700        919,275
     -------------------------------------------------------------------------
     TOTAL                                                          5,535,800
     -------------------------------------------------------------------------

     ENERGY (4.7%)
     BP Amoco PLC, ADR                                   9,200        488,175
     Chevron Corporation                                 1,700        157,144
     Conoco, Inc. - Class B                             21,000        538,125
     EOG Resources, Inc.                                27,000        572,063
     Exxon Mobil Corporation                             9,892        769,721
     Schlumberger Limited                                4,100        313,650
     Tosco Corporation                                  17,900        544,831
     -------------------------------------------------------------------------
     TOTAL                                                          3,383,709
     -------------------------------------------------------------------------

     FINANCE (7.8%)
     American International Group, Inc.                  2,600        284,700
     Bank of New York Company, Inc.                     12,700        527,844
     Chase Manhattan Corporation                         8,400        732,375
     Citigroup, Inc.                                    17,975      1,066,142
     Fifth Third Bancorp                                 6,700        422,100
     The Goldman Sachs Group, Inc.                       5,700        599,213
<F1> LaBranche & Co., Inc.                               2,700         34,087
     Lehman Brothers Holdings, Inc.                      7,000        679,000
     Morgan Stanley Dean Witter & Co.                   15,400      1,256,062
     -------------------------------------------------------------------------
     TOTAL                                                          5,601,523
     -------------------------------------------------------------------------

     HEALTHCARE (4.9%)
     Bristol-Myers Squibb Company                        9,300        537,075
     Eli Lilly and Company                               7,100        447,300
<F1> Guidant Corporation                                 3,000        176,438
     Johnson & Johnson                                   5,800        406,362
     Medtronic, Inc.                                    17,900        920,731
     Merck & Co., Inc.                                   7,200        447,300
     Pfizer, Inc.                                        3,500        127,969
     Warner-Lambert Company                              4,400        429,000
     -------------------------------------------------------------------------
     TOTAL                                                          3,492,175
     -------------------------------------------------------------------------

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     TECHNOLOGY (33.3%)
<F1> 3Com Corporation                                    5,100       $283,688
<F1> Agilent Technologies, Inc.                          2,500        260,000
<F1> Amdocs Limited                                     21,000      1,547,438
<F1> America Online, Inc.                                9,800        659,050
<F1> Atmel Corporation                                  14,000        722,750
<F1> Avanex Corporation                                  3,300        500,775
<F1> Cisco Systems, Inc.                                33,800      2,613,163
<F1> Concord EFS, Inc.                                  20,100        461,044
<F1> Dell Computer Corporation                          12,900        695,794
     Electronic Data Systems Corporation                14,100        905,044
<F1> EMC Corporation                                     5,500        687,500
<F1> Fiserv, Inc.                                       35,325      1,313,648
     Hewlett-Packard Company                             6,200        821,887
     Intel Corporation                                  14,800      1,952,675
     International Business Machines Corporation         4,900        578,200
<F1> Lexmark International Group, Inc. - Class A         6,600        697,950
<F1> Microsoft Corporation                              17,200      1,827,500
     Motorola, Inc.                                      4,000        569,500
     Nortel Networks Corporation                        14,600      1,839,600
<F1> Oracle Corporation                                 11,400        889,912
<F1> Sun Microsystems, Inc.                              8,400        787,106
<F1> Tellabs, Inc.                                       5,100        321,220
     Texas Instruments, Incorporated                     6,600      1,056,000
<F1> TIBCO Software, Inc.                               17,400      1,418,100
<F1> Williams Communications Group, Inc. - Class A      10,800        559,575
     -------------------------------------------------------------------------
     TOTAL                                                         23,969,119
     -------------------------------------------------------------------------

     TRANSPORTATION (1.5%)
<F1> FedEx Corp.                                         7,400        288,600
<F1> Midwest Express Holdings, Inc.                     12,750        326,719
     Southwest Airlines Co.                             21,150        440,184
     -------------------------------------------------------------------------
     TOTAL                                                          1,055,503
     -------------------------------------------------------------------------

     UTILITIES (2.2%)
     Enron Corp.                                        21,400      1,602,325
     -------------------------------------------------------------------------
     TOTAL COMMON STOCK
        (COST $37,682,753)                                        $63,519,562
     =========================================================================

                      M A S O N   S T R E E T   F U N D S

                               GROWTH STOCK FUND

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     MONEY MARKET INVESTMENTS (11.8%)
     COMMUNICATIONS EQUIPMENT (1.8%)
     Motorola Credit Corporation,
        6.04%, 4/20/00                               1,300,000     $1,295,856
     -------------------------------------------------------------------------

     FEDERAL GOVERNMENT AND AGENCIES (0.8%)
<F2> Federal Home Loan Bank,
        5.68%, 4/20/00                                 600,000        598,202
     -------------------------------------------------------------------------

     FINANCE LESSOR (3.6%)
<F2> Preferred Receivable Funding,
        6.07%, 5/11/00                               1,300,000      1,291,232
<F2> Triple A One Funding,
        6.04%, 4/27/00                               1,300,000      1,294,329
     -------------------------------------------------------------------------
     TOTAL                                                          2,585,561
     -------------------------------------------------------------------------

     MISCELLANEOUS BUSINESS
     CREDIT INSTITUTIONS (1.3%)
     Quincy Capital Corporation,
        6.05%, 4/20/00                                 900,000        897,126
     -------------------------------------------------------------------------

     OFFICE MACHINES (1.8%)
<F2> Xerox Corporation, 6.03%, 4/26/00               1,300,000      1,294,556
     -------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (0.7%)
     General Electric Capital
        Corporation, 6.18%, 4/3/00                     500,000        499,829
     -------------------------------------------------------------------------

     SECURITY BROKER (1.8%)
<F2> Merrill Lynch, 6.04%, 5/15/00                   1,300,000      1,290,403
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (COST $8,461,533)                                           8,461,533
     =========================================================================
     TOTAL INVESTMENTS (100.1%)
        (COST $46,144,286)<F3>                                     71,981,095
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (-0.1%)                          (88,124)
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $71,892,971
     =========================================================================

<F1> Non-Income Producing

     ADR - American Depository Receipt

<F2> Securities segregated or earmarked as collateral for futures and delayed settlements. Information regarding open futures contracts as of March 31, 2000 is summarized below:


                                   Number of      Expiration     Unrealized
     Issuer                        Contracts         Date       Appreciation
     --------------------------------------------------------------------------
     S&P 500/R Stock Index
        (Total notional value at
           3/31/00, $5,593,700)        16            6/00         $467,500

<F3> At March 31, 2000, the aggregate cost of securities for federal income tax purposes was $46,144,286 and the net unrealized appreciation of investments based on that cost was $25,836,809 which is comprised of $27,414,993 aggregate gross unrealized appreciation and $1,578,184 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                                  MARCH 31, 2000

                          GROWTH AND INCOME STOCK FUND

----------------------------
GROWTH AND INCOME STOCK FUND
----------------------------
--------------------------------------------------------------------------------
OBJECTIVE: To seek long-term growth of capital and income by investing primarily in dividend-paying common stocks.

PORTFOLIO: Primarily common stocks of medium and large companies identified as strong candidates for significant long-term returns.

STRATEGY: To actively manage a portfolio of selected equity securities with a goal of out-performing the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500/R Index").

NET ASSETS:  $57.7 million
--------------------------------------------------------------------------------

The Growth and Income Fund invests mainly in large-capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance very close to that of the S&P 500/R Index is normally maintained, with the emphasis on undervalued stocks within each sector; a valuation discipline mandates the sale of stocks regarded as overvalued.

The Growth and Income Stock Fund has posted disappointing performance over the last year. Market trends, with performance concentrated in technology stocks and a few large growth companies have been at odds with this Fund's value-oriented investment style.

In recent months, the Fund's managers have modified the portfolio to participate more fully in the stronger sectors of the market while remaining true to the value orientation. There is an increasing focus on maintaining balance between the technology-focused "new economy" and the more traditional sectors of the economy, including consumer and industrial companies, where many quality names are now relatively cheap. This revised approach is beginning to produce the desired results; the portfolio outperformed its major benchmark, the S&P 500/R Index, for the first calendar quarter of 2000.

Large positions in leading technology names such as Cisco Systems, Intel, Microsoft and Sun Microsystems have contributed to performance in recent months. Liberty Media, a tracking stock for AT&T's media holdings is a relatively new holding that has performed well. Energy stocks, especially drilling companies such as Tosco and Cooper Cameron, have benefited from rising oil prices. In addition, the market has broadened somewhat during the first quarter of 2000, as investors have seemed to recognize the value inherent in formerly neglected stocks. The result has been strong performance of holdings such as Tyco International, a multi-industry company.

The Growth and Income Stock Fund is managed for Northwestern Mutual Investment Services, LLC by J. P. Morgan Investment Management, Inc.

SECTOR ALLOCATION
3/31/00

Technology                                32%

Basic Materials/ Capital Goods            14%

Finance                                   13%

Consumer Cyclicals                         9%

Consumer Staples                           8%

Healthcare                                 7%

Communication Services                     7%

Energy                                     6%

Other Industries                           3%

Short-term Investments                     1%

TOP 10 EQUITY HOLDINGS
3/31/00

Company                          % Net Assets
---------------------------------------------
Cisco Systems, Inc.                      4.9%
Microsoft Corporation                    4.5%
Intel Corporation                        3.8%
Tyco International Ltd.                  3.6%
Sun Microsystems, Inc.                   3.1%
Exxon Mobil Corporation                  2.6%
General Electric Company                 2.1%
Monsanto Company                         1.9%
Liberty Media Corporation                1.8%
Rohm and Haas Company                    1.8%

                      M A S O N   S T R E E T   F U N D S

                          GROWTH AND INCOME STOCK FUND

PERFORMANCE RELATIVE TO S&P 500/R INDEX

                                                  GROWTH AND
                    GROWTH AND     GROWTH AND    INCOME STOCK
                   INCOME STOCK   INCOME STOCK   FUND CLASS B       S&P
                       FUND           FUND        REDEMPTION       500/R
                     CLASS A        CLASS B         VALUE          INDEX
-------------------------------------------------------------------------------
3/31/97                9,524         10,000                        10,000
9/30/97               12,152         12,720                        12,618
3/31/98               13,514         14,096                        14,787
9/30/98               12,187         12,649                        13,747
3/31/99               15,013         15,583                        17,503
9/30/99               14,210         14,683                        17,564
9/31/00               16,506         17,007         16,707         20,650



TOTAL RETURN                                                 Average
                                                              Annual
                                                One           Since
For the periods ended March 31, 2000            Year      Inception<F1>
-------------------------------------------------------------------------
Growth and Income Stock Fund
(Class A - without initial sales charge)       9.95%          20.12%
-------------------------------------------------------------------------
S&P 500/R Index                                17.98%         27.31%
-------------------------------------------------------------------------

<F1> Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 5% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

     SCHEDULE OF INVESTMENTS
                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     COMMON STOCK (98.4%)
     BASIC MATERIALS (5.9%)
     Allegheny Technologies Incorporated                12,750       $255,797
     Monsanto Company                                   21,700      1,117,550
     Reynolds Metals Company                             4,600        307,625
     Rohm and Haas Company                              23,200      1,035,300
<F1> Smurfit-Stone Container Corporation                24,202        409,921
     Temple-Inland Inc.                                  5,800        288,913
     -------------------------------------------------------------------------
     TOTAL                                                          3,415,106
     -------------------------------------------------------------------------

     CAPITAL GOODS (8.1%)
     Cooper Industries, Inc.                            10,700        374,500
     Deere & Company                                     6,300        239,400
     General Electric Company                            7,700      1,194,944
     Honeywell International Inc.                        9,300        489,994
<F1> Sensormatic Electronics Corporation                 7,000        157,063
     Tyco International Ltd.                            41,156      2,052,655
     Waste Management, Inc.                             12,005        164,318
     -------------------------------------------------------------------------
     TOTAL                                                          4,672,874
     -------------------------------------------------------------------------

     COMMUNICATION SERVICES (7.4%)
<F1> Allegiance Telecom, Inc.                            2,250        181,406
     AT&T Corporation                                   14,600        821,250
     Bell Atlantic Corporation                           3,800        232,275
<F1> Global Crossing Ltd.                                8,300        339,781
     GTE Corporation                                     8,100        575,100
<F1> Level 3 Communications, Inc.                        3,500        370,125
<F1> MCI WorldCom, Inc.                                 17,105        775,070
     SBC Communications, Inc.                           16,691        701,022
<F1> Sprint Corporation (PCS Group)                      4,200        274,313
     -------------------------------------------------------------------------
     TOTAL                                                          4,270,342
     -------------------------------------------------------------------------

     CONSUMER CYCLICAL (8.8%)
<F1> Abercrombie & Fitch Co.                            11,000        176,000
<F1> Cendant Corporation                                19,059        352,592
     Circuit City Stores, Inc.                           6,100        371,338
<F1> Federated Department Stores, Inc.                   8,400        350,700
     Ford Motor Company                                  6,200        284,813
     The Gap, Inc.                                       5,100        254,044
<F1> Jones Apparel Group, Inc.                          15,800        503,625
<F1> Lear Corporation                                    8,700        244,687
     Mattel, Inc.                                       22,600        235,887
     The News Corporation Limited, ADR                  15,100        849,375
     Target Corporation                                  4,100        306,475
     The TJX Companies, Inc.                            19,000        421,562
     Wal-Mart Stores, Inc.                              12,900        715,950
     -------------------------------------------------------------------------
     TOTAL                                                          5,067,048
     -------------------------------------------------------------------------

     CONSUMER STAPLES (8.0%)
     The Clorox Company                                  4,500        146,250
     The Coca-Cola Company                               4,900        229,994
     The Gillette Company                               13,000        489,937

                                                                  MARCH 31, 2000

                          GROWTH AND INCOME STOCK FUND

                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     CONSUMER STAPLES (CONTINUED)
     Kimberly-Clark Corporation                          4,000       $224,000
<F1> Liberty Media Corporation                          18,000      1,066,500
     Philip Morris Companies, Inc.                      35,200        743,600
     The Procter & Gamble Company                        6,600        371,250
     The Seagram Company Ltd.                           13,300        791,350
     Time Warner Inc.                                    5,700        570,000
     -------------------------------------------------------------------------
     TOTAL                                                          4,632,881
     -------------------------------------------------------------------------

     ENERGY (6.0%)
     Conoco, Inc.                                       24,900        638,063
<F1> Cooper Cameron Corp.                                1,400         93,625
     Exxon Mobil Corporation                            18,938      1,473,613
<F1> Global Marine Inc.                                 11,300        286,737
     Shell Transport & Trading Company, ADR              7,300        358,156
     Tosco Corporation                                  21,300        648,319
     -------------------------------------------------------------------------
     TOTAL                                                          3,498,513
     -------------------------------------------------------------------------

     FINANCE (12.8%)
     Ambac Financial Group, Inc.                        10,300        518,863
     Aon Corporation                                    13,200        425,700
     Bank of America Corporation                        12,463        653,529
     Capital One Financial Corporation                   8,800        421,850
     The CIT Group, Inc.                                13,320        259,740
     Citigroup, Inc.                                    12,400        735,475
     Dime Bancorp, Inc.                                 10,400        192,400
     Federal National Mortgage Association               4,300        242,681
     First Union Corporation                            25,200        938,700
     The Goldman Sachs Group, Inc.                       5,700        599,212
     KeyCorp                                            14,800        281,200
     Marsh & McLennan Companies, Inc.                    3,500        386,094
     U.S. Bancorp                                       29,500        645,312
     Washington Mutual, Inc.                            19,800        524,700
     XL Capital Ltd.                                    10,000        553,750
     -------------------------------------------------------------------------
     TOTAL                                                          7,379,206
     -------------------------------------------------------------------------

     HEALTHCARE (6.7%)
<F1> ALZA Corporation                                   16,300        612,269
     American Home Products Corporation                 10,700        573,787
     Bristol-Myers Squibb Company                       11,000        635,250
     Eli Lilly and Company                              10,200        642,600
<F1> Forest Laboratories, Inc.                           3,500        295,750
     Pharmacia & Upjohn, Inc.                              900         53,325
<F1> Tenet Healthcare Corporation                       12,900        296,700
     Warner-Lambert Company                              7,600        741,000
     -------------------------------------------------------------------------
     TOTAL                                                          3,850,681
     -------------------------------------------------------------------------

     TECHNOLOGY (31.5%)
<F1> America Online, Inc.                               12,000        807,000
<F1> Applied Materials, Inc.                             4,800        452,400
<F1> BMC Software, Inc.                                  4,000        197,500
<F1> Cisco Systems, Inc.                                36,500      2,821,906
<F1> Citrix Systems, Inc.                                3,600        238,500


                                                    Shares/Par   Market Value
     -------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
     Compaq Computer Corporation                        13,300       $354,113
     Computer Associates International, Inc.            11,800        698,413
<F1> Dell Computer Corporation                           7,600        409,925
<F1> EMC Corporation                                     5,200        650,000
     Intel Corporation                                  16,800      2,216,550
     International Business Machines Corporation         4,300        507,400
     Lucent Technologies, Inc.                          14,150        859,613
<F1> Microsoft Corporation                              24,500      2,603,125
<F1> MicroStrategy Incorporated                          1,100         95,769
     Motorola, Inc.                                      5,400        768,825
<F1> Oracle Corporation                                  8,100        632,306
<F1> Parametric Technology Company                       2,300         48,444
     PE Corporation                                      3,300        318,450
<F1> Quantum Corporation                                 7,600         90,725
<F1> Seagate Technology, Inc.                            6,200        373,550
<F1> Siebel Systems, Inc.                                2,200        262,762
<F1> Sun Microsystems, Inc.                             19,000      1,780,359
     Texas Instruments, Incorporated                     6,400      1,024,000
     -------------------------------------------------------------------------
     TOTAL                                                         18,211,635
     -------------------------------------------------------------------------

     TRANSPORTATION (1.2%)
     Union Pacific Corporation                          17,200        672,950
     -------------------------------------------------------------------------

     UTILITIES (2.0%)
     Columbia Energy Group                               8,600        509,550
     DTE Energy Company                                  8,600        249,400
     Dynegy Inc.                                         3,000        188,250
     PG&E Corporation                                   10,300        216,300
     -------------------------------------------------------------------------
     Total                                                          1,163,500
     -------------------------------------------------------------------------
     TOTAL COMMON STOCK
        (COST $49,250,054)                                         56,834,736
     =========================================================================

     MONEY MARKET INVESTMENTS (1.4%)
     Finance (1.4%)
     CXC Incorporated, 6.25%, 4/3/00                   800,000        799,722
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (Cost $799,722)                                               799,722
     =========================================================================
     TOTAL INVESTMENTS (99.8%)
        (Cost $50,049,776)<F2>                                     57,634,458
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (0.2%)                            114,131
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $57,748,589
     =========================================================================

<F1> Non-Income Producing

     ADR - American Depository Receipt

<F2> At March 31, 2000, the aggregate cost of securities for federal income tax purposes was $50,520,971 and the net unrealized appreciation of investments based on that cost was $7,113,487 which is comprised of $12,214,975 aggregate gross unrealized appreciation and $5,101,488 aggregate gross unrealized depreciation.

     The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                              INDEX 500 STOCK FUND

--------------------
INDEX 500 STOCK FUND
--------------------
------------------------------------------------------------------------------
 OBJECTIVE: To seek investment results that approximate the performance of the S&P 500/R Index, by investing in stocks included in the S&P 500/R Index. Because the S&P 500/R Index is an unmanaged index, its return does not reflect the deduction of expenses that would exist with a mutual fund.

 PORTFOLIO: The S&P 500/R Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly-traded common stocks in the United States.

 STRATEGY: To capture broad market performance, at low cost, by investing in a portfolio modeled after a broadly based stock index.

 NET ASSETS:  $97.9 million
------------------------------------------------------------------------------

The Index 500 Stock Fund is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. This composite of 500 stocks of large companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the overall U.S. equity market. The Fund therefore enables investors to participate in overall performance of the U.S. equity market. The Fund continues to achieve the objective of matching the results of the S&P 500/R Index before expenses.

SECTOR ALLOCATION
3/31/00

Technology                           31%

Finance                              12%

Other Industries                     10%

Basic Materials/Capital Goods        10%

Consumer Staples                      9%

Healthcare                            8%

Consumer Cyclicals                    8%

Index Futures and Other Assets        7%

Energy                                5%

TOP 10 EQUITY HOLDINGS
3/31/00

Company                             % Net Assets
-------------------------------------------------
Microsoft Corporation                       4.0%
Cisco Systems, Inc.                         3.9%
General Electric Company                    3.7%
Intel Corporation                           3.2%
Exxon Mobil Corporation                     2.0%
Wal-Mart Stores, Inc.                       1.8%
Oracle Corporation                          1.6%
International Business Machines Corporation 1.6%
Citigroup, Inc.                             1.5%
Lucent Technologies, Inc.                   1.4%

PERFORMANCE RELATIVE TO S&P 500/R INDEX

                                                INDEX 500
                    INDEX 500    INDEX 500      STOCK FUND
                    STOCK FUND   STOCK FUND      CLASS B        S&P 500/R
                     CLASS A      CLASS B    REDEMPTION VALUE     INDEX
--------------------------------------------------------------------------
3/31/97              9,524       10,000                         10,000
9/30/97             11,952       12,510                         12,618
3/31/98             13,938       14,544                         14,787
9/30/98             12,933       13,450                         13,747
3/31/99             16,429       17,042                         17,503
9/30/99             16,429       16,981                         17,564
3/31/00             19,247       19,821           19,521        20,650

TOTAL RETURN                                                Average
                                                            Annual
                                               One           Since
For the periods ended March 31, 2000          Year       Inception<F1>
---------------------------------------------------------------------
Index 500 Stock Fund
(Class A - without initial sales charge)     17.15%          26.43%
---------------------------------------------------------------------
S&P 500/R Index                              17.98%          27.31%
---------------------------------------------------------------------

<F1>Fund inception date is 3/31/97. Returns are annualized.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 5% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

                                                        MARCH 31, 2000

                              INDEX 500 STOCK FUND

     SCHEDULE OF INVESTMENTS
                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     COMMON STOCK (92.5%)
     BASIC MATERIALS (2.4%)
     Air Products and Chemicals, Inc.                       1,600     $45,500
     Alcan Aluminum Ltd.                                    1,600      54,200
     Alcoa, Inc.                                            2,700     189,675
     Allegheny Technologies Incorporated                      700      14,044
     Arch Coal, Inc.                                          147       1,029
     Archer-Daniels-Midland Company                         4,350      45,131
     Barrick Gold Corporation                               2,800      43,925
     Bemis Company, Inc.                                      400      14,750
<F1> Bethlehem Steel Corporation                              900       5,400
     Boise Cascade Corporation                                400      13,900
     Champion International Corporation                       700      37,275
     Dow Chemical Company                                   1,600     182,400
     E.I. du Pont de Nemours & Co.                          7,500     396,563
     Eastman Chemical Company                                 500      22,750
     Ecolab, Inc.                                             900      33,019
     Engelhard Corporation                                    900      13,613
<F1> FMC Corporation                                          200      11,300
<F1> Freeport-McMoRan Copper &
        Gold, Inc. - Class B                                1,200      14,475
     Georgia Pacific Corp.                                  1,300      51,431
     Great Lakes Chemical Corporation                         400      13,600
     Hercules Incorporated                                    800      12,900
     Homestake Mining Company                               1,900      11,400
<F1> Inco Limited                                           1,400      25,638
     International Flavors & Fragrances, Inc.                 800      28,050
     International Paper Company                            2,991     127,865
     Louisiana-Pacific Corporation                            800      11,100
     Mead Corporation                                         700      24,456
     Monsanto Company                                       4,500     231,750
     Newmont Mining Corporation                             1,258      28,226
     Nucor Corporation                                        600      30,000
<F1> Pactiv Corporation                                     1,300      11,375
     Phelps Dodge Corporation                                 496      23,560
     Placer Dome, Inc.                                      2,300      18,688
     Potlatch Corporation                                     200       8,600
     PPG Industries, Inc.                                   1,300      68,006
     Praxair, Inc.                                          1,200      49,950
     Reynolds Metals Company                                  500      33,437
     Rohm and Haas Company                                  1,605      71,623
     Sigma-Aldrich Corporation                                700      18,812
     Temple-Inland, Inc.                                      400      19,925
     Union Carbide Corporation                                900      52,481
     USX-U.S. Steel Group, Inc.                               600      15,000
     Vulcan Materials Company                                 700      32,069
<F1> W.R. Grace & Co.                                         600       7,613
     Westvaco Corporation                                     700      23,362
     Weyerhaeuser Company                                   1,700      96,900
     Willamette Industries, Inc.                              800      32,100

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     BASIC MATERIALS (CONTINUED)
     Worthington Industries, Inc.                             600      $7,425
     -------------------------------------------------------------------------
     TOTAL                                                          2,326,291
     -------------------------------------------------------------------------
     CAPITAL GOODS (7.6%)
<F1> Allied Waste Industries, Inc.                          1,300       8,531
     Avery Dennison Corporation                               800      48,850
     Ball Corporation                                         200       6,913
     B.F. Goodrich Company                                    800      22,950
     Boeing Company                                         6,870     260,631
     Briggs & Stratton Corporation                            200       8,225
     Caterpillar, Inc.                                      2,600     102,538
     Cooper Industries, Inc.                                  700      24,500
     Corning Incorporated                                   2,000     388,000
     Crane Co.                                                550      12,959
     Crown Cork & Seal Company, Inc.                          900      14,400
     Cummins Engine Company, Inc.                             300      11,269
     Danaher Corporation                                    1,000      51,000
     Deere & Company                                        1,600      60,800
     Dover Corporation                                      1,500      71,813
     Eaton Corporation                                        600      46,800
     Emerson Electric Co.                                   3,100     163,913
     Fluor Corporation                                        500      15,500
     General Dynamics Corporation                           1,400      69,650
     General Electric Company                              23,500   3,646,906
     Honeywell International, Inc.                          5,650     297,684
     Illinois Tool Works, Inc.                              2,200     121,550
     Ingersoll-Rand Company                                 1,150      50,888
     ITT Industries, Inc.                                     600      18,638
     Johnson Controls, Inc.                                   600      32,438
     Lockheed Martin Corporation                            2,800      57,225
     McDermott International, Inc.                            400       3,675
     Milacron, Inc.                                           200       2,887
     Millipore Corporation                                    300      16,931
     Minnesota Mining and
        Manufacturing Company                               2,900     256,831
     Molex Incorporated                                     1,350      79,312
     NACCO Industries, Inc. - Class A                         100       4,794
     National Service Industries, Inc.                        300       6,319
<F1> Navistar International Corporation                       500      20,062
     Northrop Grumman Corporation                             500      26,469
<F1> Owens-Illinois, Inc.                                   1,100      18,562
     PACCAR, Inc.                                             500      25,000
     Pall Corporation                                         900      20,194
     Parker-Hannifin Corporation                              850      35,116
     Pitney Bowes, Inc.                                     1,900      84,906
     Rockwell International Corporation                     1,300      54,356
<F1> Sealed Air Corporation                                   614      33,348
<F1> Solectron Corporation                                  4,200     168,262
     Textron, Inc.                                          1,100      66,962

                      M A S O N   S T R E E T   F U N D S

                              INDEX 500 STOCK FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     CAPITAL GOODS (CONTINUED)
<F1> Thermo Electron Corporation                            1,200     $24,450
     Thomas & Betts Corporation                               400      11,300
     The Timken Company                                       500       8,125
     Tyco International Ltd.                               12,120     604,485
     United Technologies Corporation                        3,400     214,837
     Waste Management, Inc.                                 4,457      61,005
     -------------------------------------------------------------------------
     TOTAL                                                          7,462,759
     -------------------------------------------------------------------------
     COMMUNICATION SERVICES (7.0%)
     ALLTEL Corporation                                     2,300     145,044
     AT&T Corp.                                            22,931   1,289,869
     Bell Atlantic Corporation                             11,170     682,766
     BellSouth Corporation                                 13,500     634,500
     CenturyTel, Inc.                                       1,000      37,125
<F1> Global Crossing Ltd.                                   5,380     220,244
     GTE Corporation                                        6,900     489,900
<F1> MCI WorldCom, Inc.                                    20,322     920,841
<F1> Nextel Communications, Inc. - Class A                  2,600     385,450
     SBC Communications, Inc.                              24,323   1,021,566
     Sprint Corporation (FON Group)                         6,200     390,600
<F1> Sprint Corporation (PCS Group)                         6,200     404,937
     US WEST, Inc.                                          3,681     267,332
     -------------------------------------------------------------------------
     TOTAL                                                          6,890,174
     -------------------------------------------------------------------------
     CONSUMER CYCLICALS (7.6%)
     American Greetings Corporation - Class A                 500       9,125
     Armstrong World Industries, Inc.                         300       5,363
<F1> AutoZone, Inc.                                         1,000      27,750
<F1> Bed Bath & Beyond, Inc.                                1,000      39,375
<F1> Best Buy Co., Inc.                                     1,500     129,000
     Black & Decker Corporation                               600      22,538
     Brunswick Corporation                                    600      11,363
     Carnival Corporation                                   4,500     111,656
<F1> Cendant Corporation                                    5,072      93,832
     Centex Corporation                                       400       9,525
     Circuit City Stores-Circuit City Group                 1,500      91,313
<F1> Consolidated Stores Corporation                          800       9,100
     Cooper Tire & Rubber Company                             500       6,281
<F1> Costco Wholesale Corporation                           3,200     168,200
     Dana Corporation                                       1,178      33,205
     Delphi Automotive Systems Corporation                  4,104      65,664
     Dillard's, Inc. - Class A                                800      13,150
     Dollar General Corporation                             1,912      51,385
     Dow Jones & Company, Inc.                                600      43,088
     Dun & Bradstreet Corporation                           1,200      34,350
<F1> Federated Department Stores, Inc.                      1,500      62,625
     Ford Motor Company                                     8,700     399,656
     Gannet Co., Inc.                                       2,000     140,750
     Gap, Inc.                                              6,162     306,945

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     CONSUMER CYCLICALS (CONTINUED)
     General Motors Corporation                             4,600    $380,938
     Genuine Parts Company                                  1,250      29,844
     Goodyear Tire & Rubber Company                         1,100      25,644
     H&R Block, Inc.                                          700      31,325
     Harcourt General, Inc.                                   600      22,350
     Harley-Davidson, Inc.                                  1,100      87,313
<F1> Harrah's Entertainment, Inc.                             900      16,706
     Hasbro, Inc.                                           1,350      22,275
     Hilton Hotels Corporation                              2,700      20,925
     Home Depot, Inc.                                      16,550   1,067,475
     IMS Health Incorporated                                2,200      37,263
     Interpublic Group of Companies, Inc.                   2,000      94,500
     J.C. Penney Company, Inc.                              1,900      28,262
     Jostens, Inc.                                            200       4,875
     Kaufman and Broad Home Corporation                       300       6,431
<F1> Kmart Corporation                                      3,500      33,906
     Knight-Ridder, Inc.                                      600      30,562
<F1> Kohl's Corporation                                     1,200     123,000
     Leggett & Platt, Incorporated                          1,400      30,100
     The Limited, Inc.                                      1,542      64,957
     Liz Claiborne, Inc.                                      400      18,325
     Lowe's Companies, Inc.                                 2,700     157,612
     Marriott International, Inc. - Class A                 1,800      56,700
     Masco Corporation                                      3,200      65,600
     Mattel, Inc.                                           3,100      32,356
     May Department Stores Company                          2,350      66,975
     Maytag Corporation                                       600      19,875
     McGraw-Hill Companies, Inc.                            1,400      63,700
     Meredith Corporation                                     400      11,075
<F1> Mirage Resorts, Incorporated                           1,400      27,125
     The New York Times Company - Class A                   1,300      55,819
     NIKE, Inc. - Class B                                   2,000      79,250
     Nordstrom, Inc.                                        1,000      29,500
<F1> Office Depot, Inc.                                     2,300      26,594
     Omnicom Group, Inc.                                    1,200     112,125
     Owens Corning                                            400       7,750
     Pep Boys - Manny, Moe & Jack                             400       2,375
     Pulte Corporation                                        300       6,262
<F1> Reebok International Ltd.                                400       3,700
     Russell Corporation                                      200       2,862
     Sears, Roebuck & Co.                                   2,700      83,362
     Service Corporation International                      2,500       7,500
     Sherwin-Williams Company                               1,200      26,325
     Snap-on, Incorporated                                    400      10,475
     Springs Industries, Inc. - Class A                       200       7,600
     The Stanley Works                                        600      15,825
<F1> Staples, Inc.                                          3,400      68,000
     Tandy Corporation                                      1,400      71,050
     Target Corporation                                     3,100     231,725

                                                        MARCH 31, 2000

                              INDEX 500 STOCK FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     CONSUMER CYCLICALS (CONTINUED)
     Times Mirror Company - Class A                           400     $37,175
     TJX Companies, Inc.                                    2,200      48,812
<F1> Toys "R" Us                                            1,700      25,181
     Tribune Company                                        1,700      62,156
     TRW, Inc.                                                900      52,650
     V. F. Corporation                                        900      21,656
     Wal-Mart Stores, Inc.                                 31,800   1,764,900
     Whirlpool Corporation                                    600      35,175
     Young & Rubicam, Inc.                                    500      23,500
     -------------------------------------------------------------------------
     TOTAL                                                          7,482,537
     -------------------------------------------------------------------------

     CONSUMER STAPLES (9.1%)
     Adolph Coors Company - Class B                           200       9,563
     Alberto-Culver Company - Class B                         400       9,525
     Albertson's, Inc.                                      3,012      93,372
     Anheuser-Busch Companies, Inc.                         3,400     211,650
     Avon Products, Inc.                                    1,700      49,406
     Bestfoods                                              2,000      93,625
     Brown-Forman Corporation - Class B                       500      27,219
     Campbell Soup Company                                  3,000      92,250
     Cardinal Health, Inc.                                  1,950      89,456
<F1> CBS Corporation                                        5,467     309,569
<F1> Clear Channel Communications, Inc.                     2,400     165,750
     Clorox Company                                         1,700      55,250
     The Coca-Cola Company                                 17,600     826,100
     Coca-Cola Enterprises, Inc.                            3,000      64,688
     Colgate-Palmolive Company                              4,100     231,138
<F1> Comcast Corporation - Class A                          6,300     273,263
     ConAgra, Inc.                                          3,500      63,438
     CVS Corporation                                        2,800     105,175
     Darden Restaurants, Inc.                                 900      16,031
     Deluxe Corporation                                       600      15,900
     Fort James Corporation                                 1,600      35,200
     Fortune Brands, Inc.                                   1,200      30,000
     General Mills, Inc.                                    2,200      79,612
     Gillette Company                                       7,600     286,425
     Great Atlantic & Pacific Tea Co., Inc.                   300       5,850
     H.J. Heinz Company                                     2,600      90,675
     Hershey Foods Corporation                              1,000      48,750
     Kellogg Company                                        2,900      74,312
     Kimberly-Clark Corporation                             3,900     218,400
<F1> Kroger Company                                         5,900     103,619
     Longs Drug Stores Corporation                            300       6,825
     McDonald's Corporation                                 9,700     364,356
     McKesson HBOC, Inc.                                    2,021      42,441
<F1> MediaOne Group, Inc.                                   4,400     356,400
     Nabisco Group Holdings Corp.                           2,300      27,600
     Newell Rubbermaid, Inc.                                1,945      48,260
     PepsiCo, Inc.                                         10,400     359,450
     Philip Morris Companies, Inc.                         16,900     357,012

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     CONSUMER STAPLES (CONTINUED)
     Procter & Gamble Company                               9,400    $528,750
     The Quaker Oats Company                                  900      54,562
     R.R. Donnelley & Sons Company                            900      18,844
     Ralston Purina Company                                 2,200      60,225
     Rite Aid Corporation                                   1,900      10,450
<F1> Safeway, Inc.                                          3,700     167,425
     Sara Lee Corporation                                   6,500     117,000
     The Seagram Company Ltd.                               3,100     184,450
     SUPERVALU, INC.                                        1,000      18,937
     SYSCO Corporation                                      2,300      82,081
     Time Warner, Inc.                                      9,200     920,000
<F1> Tricon Global Restaurants, Inc.                        1,130      35,101
     Tupperware Corporation                                   400       6,325
     Unilever NV                                            4,053     195,051
     UST, Inc.                                              1,300      20,312
<F1> Viacom, Inc. - Class B                                 5,000     263,750
     Walgreen Co.                                           7,200     185,400
     Walt Disney Company                                   14,700     608,213
     Wendy's International, Inc.                              900      18,169
     Winn-Dixie Stores, Inc.                                1,100      21,381
     Wm. Wrigley Jr. Company                                  900      69,131
     -------------------------------------------------------------------------
     TOTAL                                                          8,923,112
     -------------------------------------------------------------------------

     ENERGY (5.0%)
     Amerada Hess Corporation                                 600      38,775
     Anadarko Petroleum Corporation                           900      34,819
     Apache Corporation                                       800      39,800
     Ashland, Inc.                                            600      20,063
     Atlantic Richfield Company                             2,400     204,000
     Baker Hughes Incorporated                              2,310      69,878
     Burlington Resources, Inc.                             1,605      59,385
     Chevron Corporation                                    4,700     434,456
     Conoco, Inc. - Class B                                 4,400     112,750
     Exxon Mobil Corporation                               24,705   1,922,358
     Halliburton Company                                    3,100     127,100
     Kerr-McGee Corporation                                   595      34,361
     Occidental Petroleum Corporation                       2,700      56,025
     Phillips Petroleum Company                             1,800      83,250
<F1> Rowan Companies, Inc.                                    600      17,663
     Royal Dutch Petroleum Company                         15,400     886,462
     Schlumberger Limited                                   3,900     298,350
     Sunoco, Inc.                                             600      16,425
     Texaco, Inc.                                           4,000     214,500
     Tosco Corporation                                      1,000      30,437
     Transocean Sedco Forex, Inc.                           1,487      76,302
     Union Pacific Resources Group, Inc.                    1,800      26,100
     Unocal Corporation                                     1,700      50,575
     USX-Marathon Group                                     2,200      57,337
     -------------------------------------------------------------------------
     TOTAL                                                          4,911,171
     -------------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                              INDEX 500 STOCK FUND

                                                     Shares/Par  Market Value
     -------------------------------------------------------------------------
     FINANCE (12.0%)
     AFLAC, Inc.                                            1,900     $86,569
     Allstate Corporation                                   5,800     138,113
     American Express Company                               3,200     476,600
     American General Corporation                           1,810     101,586
     American International Group, Inc.                    11,046   1,209,537
     AmSouth Bancorporation                                 2,800      41,825
     Aon Corporation                                        1,825      58,856
     Associates First Capital
        Corporation - Class A                               5,144     110,275
     Bank of America Corporation                           12,279     643,880
     Banc One Corporation                                   8,258     283,869
     Bank of New York Company, Inc.                         5,200     216,125
     BB&T Corporation                                       2,500      70,156
     The Bear Stearns Companies, Inc.                         892      40,698
     Capital One Financial Corporation                      1,400      67,113
     Chase Manhattan Corporation                            5,900     514,406
     The Chubb Corporation                                  1,200      81,075
     CIGNA Corporation                                      1,400     106,050
     Cincinnati Financial Corporation                       1,200      45,150
     Citigroup, Inc.                                       24,145   1,432,100
     Comerica Incorporated                                  1,150      48,156
     Conseco, Inc.                                          2,333      26,684
     Countrywide Credit Industries, Inc.                      800      21,800
     Fannie Mae                                             7,300     411,994
     Fifth Third Bancorp                                    2,225     140,175
     First Union Corporation                                7,020     261,495
     Firstar Corporation                                    6,936     159,095
     FleetBoston Financial Corporation                      6,597     240,791
     Franklin Resources, Inc.                               1,800      60,188
     Freddie Mac                                            5,000     220,937
     Golden West Financial Corporation                      1,200      37,425
     Hartford Financial Services Group, Inc.                1,600      84,400
     Household International Inc.                           3,419     127,571
     Huntington Bancshares, Inc.                            1,602      35,845
     J.P. Morgan & Co. Incorporated                         1,300     171,275
     Jefferson-Pilot Corporation                              800      53,250
     KeyCorp                                                3,200      60,800
     Lehman Brothers Holdings, Inc.                           900      87,300
     Lincoln National Corporation                           1,400      46,900
     Loews Corporation                                        800      40,000
     Marsh & McLennan Companies, Inc.                       1,900     209,594
     MBIA, Inc.                                               700      36,444
     MBNA Corporation                                       5,750     146,625
     Mellon Financial Corporation                           3,700     109,150
     Merrill Lynch & Co., Inc.                              2,700     283,500
     MGIC Investment Corporation                              800      34,900
     Morgan Stanley Dean Witter & Co.                       7,910     645,159
     National City Corporation                              4,500      92,812
     Northern Trust Corporation                             1,600     108,100
     Old Kent Financial Corporation                           900      29,081

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     FINANCE (CONTINUED)
     Paine Webber Group, Inc.                               1,000     $44,000
     The PNC Financial Services Group, Inc.                 2,100      94,631
     Progressive Corporation                                  600      45,637
     Providian Financial Corporation                        1,000      86,625
     Regions Financial Corporation                          1,600      36,500
     SAFECO Corporation                                       900      23,906
     Schwab Charles Corp New                                5,900     335,194
     SLM Holding Corporation                                1,200      39,975
     SouthTrust Corporation                                 1,200      30,525
     St. Paul Companies, Inc.                               1,582      53,986
     State Street Corporation                               1,200     116,250
     Summit Bancorp.                                        1,200      31,500
     SunTrust Banks, Inc.                                   2,300     132,825
     Synovus Financial Corp.                                1,950      36,806
     T. Rowe Price Associates, Inc.                           900      35,550
     Torchmark Corporation                                    900      20,812
     U.S. Bancorp                                           5,159     112,853
     Union Planters Corporation                             1,000      30,812
     UnumProvident Corp.                                    1,676      28,492
     Wachovia Corporation                                   1,500     101,344
     Washington Mutual, Inc.                                4,086     108,279
     Wells Fargo & Company                                 11,800     483,062
     -------------------------------------------------------------------------
     TOTAL                                                         11,784,993
     -------------------------------------------------------------------------

     HEALTHCARE (8.3%)
     Abbott Laboratories                                   11,000     387,063
     Aetna, Inc.                                            1,100      61,256
     Allergan, Inc.                                           900      45,000
<F1> ALZA Corporation                                         700      26,294
     American Home Products Corporation                     9,400     504,075
<F1> Amgen, Inc.                                            7,300     448,038
     Bausch & Lomb Incorporated                               400      20,875
     Baxter International, Inc.                             2,100     131,644
     Becton, Dickinson and Company                          1,800      47,363
<F1> Biogen, Inc.                                           1,100      76,863
     Biomet, Inc.                                             800      29,100
<F1> Boston Scientific Corporation                          3,000      63,938
     Bristol-Myers Squibb Company                          14,200     820,050
     C. R. Bard, Inc.                                         400      15,475
     Columbia/HCA Healthcare Corporation                    4,100     103,781
     Eli Lilly and Company                                  7,800     491,400
<F1> Guidant Corporation                                    2,200     129,388
<F1> HEALTHSOUTH Corporation                                2,700      15,019
<F1> Humana, Inc.                                           1,200       8,775
     Johnson & Johnson                                      9,900     693,619
     Mallinckrodt, Inc.                                       500      14,375
<F1> Manor Care, Inc.                                         700       9,450
     Medtronic, Inc.                                        8,600     442,363
     Merck & Co., Inc.                                     16,700   1,037,487
     Pfizer, Inc.                                          27,700   1,012,781

                                                        MARCH 31, 2000

                              INDEX 500 STOCK FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     HEALTHCARE (CONTINUED)
     Pharmacia & Upjohn, Inc.                               3,700    $219,225
<F1> Quintiles Transnational Corp.                            900      15,356
     Schering-Plough Corporation                           10,500     385,875
<F1> St. Jude Medical, Inc.                                   600      15,487
     Tenet Healthcare Corporation                           2,300      52,900
     United Healthcare Corporation                          1,300      77,512
     Warner-Lambert Company                                 6,200     604,500
<F1> Watson Pharmaceuticals, Inc.                             700      27,781
<F1> Wellpoint Health Networks, Inc. - Class A                500      34,937
     -------------------------------------------------------------------------
     TOTAL                                                          8,069,045
     -------------------------------------------------------------------------

     TECHNOLOGY (30.7%)
<F1> 3Com Corporation                                       2,500     139,063
<F1> Adaptec, Inc.                                            700      27,038
<F1> ADC Telecommunications, Inc.                           2,100     113,138
     Adobe Systems Incorporated                               900     100,181
<F1> Advanced Micro Devices, Inc.                           1,000      57,063
<F1> America Online, Inc.                                  15,900   1,069,275
<F1> Analog Devices, Inc.                                   2,500     201,406
<F1> Andrew Corporation                                       600      13,725
<F1> Apple Computer, Inc.                                   1,200     162,975
<F1> Applied Materials, Inc.                                5,500     518,375
     Autodesk, Inc.                                           400      18,200
     Automatic Data Processing, Inc.                        4,400     212,300
<F1> BMC Software, Inc.                                     1,700      83,938
<F1> Cabletron Systems, Inc.                                1,200      35,175
<F1> Ceridian Corporation                                   1,000      19,188
<F1> Cisco Systems, Inc.                                   49,000   3,788,313
<F1> Citrix Systems, Inc.                                   1,200      79,500
     Compaq Computer Corporation                           12,185     324,426
     Computer Associates International, Inc.                3,800     224,913
<F1> Computer Sciences Corporation                          1,200      94,950
<F1> Compuware Corporation                                  2,600      54,762
<F1> Comverse Technology, Inc.                                500      94,500
<F1> Conexant Systems, Inc.                                 1,400      99,400
<F1> Dell Computer Corporation                             18,100     976,269
     Eastman Kodak Company                                  2,300     124,919
     Electronic Data Systems Corporation                    3,400     218,237
<F1> EMC Corporation                                        7,356     919,500
     Equifax, Inc.                                          1,000      25,250
     First Data Corporation                                 3,000     132,750
<F1> Gateway, Inc.                                          2,300     121,900
     Hewlett-Packard Company                                7,300     967,706
     IKON Office Solutions, Inc.                            1,100       6,806
     Intel Corporation                                     23,900   3,153,306
     International Business
        Machines Corporation                               12,900   1,522,200
<F1> KLA-Tencor Corporation                                 1,200     101,100
<F1> Lexmark International
        Group, Inc. - Class A                                 900      95,175

                                                     Shares/Par  Market Value
     -------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> LSI Logic Corporation                                  2,100    $152,512
     Lucent Technologies, Inc.                             22,335   1,356,851
<F1> Micron Technology, Inc.                                2,000     252,000
<F1> Microsoft Corporation                                 36,800   3,910,000
     Motorola, Inc.                                         5,120     728,960
<F1> National Semiconductor Corporation                     1,300      78,812
<F1> NCR Corporation                                          700      28,087
<F1> Network Appliance, Inc.                                2,200     182,050
     Nortel Networks Corporation                            9,360   1,179,360
<F1> Novell, Inc.                                           2,400      68,700
<F1> Oracle Corporation                                    20,350   1,588,572
<F1> Parametric Technology Company                          1,900      40,019
     Paychex, Inc.                                          1,750      91,656
     PE Corp-PE Biosystems Group                            1,400     135,100
<F1> PeopleSoft, Inc.                                       2,000      40,000
     PerkinElmer, Inc.                                        300      19,950
     Polaroid Corporation                                     300       7,125
<F1> QUALCOMM, Inc.                                         4,900     731,631
     Raytheon Company - Class B                             2,400      42,600
     Sabre Holdings Corporation - Class A                     711      26,263
     Scientific-Atlanta, Inc.                               1,000      63,437
<F1> Seagate Technology, Inc.                               1,500      90,375
     Shared Medical Systems Corporation                       100       5,187
<F1> Silicon Graphics, Inc.                                 1,300      13,731
<F1> Sun Microsystems, Inc.                                11,100   1,040,105
     Tektronix, Inc.                                          300      16,800
<F1> Tellabs, Inc.                                          2,900     182,655
<F1> Teradyne, Inc.                                         1,300     106,925
     Texas Instruments, Incorporated                        5,800     928,000
<F1> Unisys Corporation                                     2,200      56,100
     W.W. Grainger, Inc.                                      700      37,975
     Xerox Corporation                                      4,800     124,800
<F1> Xilinx, Inc.                                           2,300     190,469
<F1> Yahoo!, Inc.                                           3,700     634,087
     -------------------------------------------------------------------------
     TOTAL                                                         30,047,816
     -------------------------------------------------------------------------

     TRANSPORTATION (0.6%)
<F1> AMR Corporation                                        1,100      35,063
     Burlington Northern Santa Fe Corporation               3,300      73,013
     CSX Corporation                                        1,600      37,600
     Delta Air Lines, Inc.                                    900      47,925
<F1> FedEx Corp.                                            2,120      82,680
     Kansas City Southern Industries, Inc.                    800      68,750
     Norfolk Southern Corporation                           2,700      38,812
     Ryder System, Inc.                                       500      11,344
     Southwest Airlines Co.                                 3,587      74,654
     Union Pacific Corporation                              1,800      70,425
<F1> US Airways Group, Inc.                                   600      16,687
     -------------------------------------------------------------------------
     TOTAL                                                            556,953
     -------------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                              INDEX 500 STOCK FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     UTILITIES (2.2%)
<F1> The AES Corporation                                    1,500    $118,125
     Ameren Corporation                                     1,000      30,938
     American Electric Power Company, Inc.                  1,400      41,738
     Carolina Power & Light Company                         1,200      38,925
     Central and South West Corporation                     1,500      25,594
     Cinergy Corp.                                          1,200      25,800
     CMS Energy Corp.                                         900      16,313
     Coastal Corp.                                          1,600      73,600
     Columbia Energy Group                                    550      32,588
     Consolidated Edison, Inc.                              1,600      46,400
     Constellation Energy Group                             1,100      35,063
     Dominion Resources, Inc.                               1,742      66,958
     DTE Energy Company                                     1,000      29,000
     Duke Energy Corporation                                2,631     138,128
     Eastern Enterprises                                      100       5,988
     Edison International                                   2,500      41,406
     El Paso Energy Corporation                             1,600      64,600
     Enron Corp.                                            5,200     389,350
     Entergy Corporation                                    1,800      36,338
     FirstEnergy Corp.                                      1,600      33,000
     Florida Progress Corporation                             700      32,112
     FPL Group, Inc.                                        1,200      55,275
     GPU, Inc.                                                900      24,637
     New Century Energies, Inc.                               900      27,056
<F1> Niagara Mohawk Holdings, Inc.                          1,300      17,550
     NICOR, Inc.                                              300       9,881
     Northern States Power Company                          1,100      21,862
     ONEOK, Inc.                                              200       5,000
     PECO Energy Company                                    1,300      47,937
     Peoples Energy Corporation                               200       5,487
     PG&E Corporation                                       2,700      56,700
     Pinnacle West Capital Corporation                        600      16,912
     PPL Corporation                                          998      20,896
     Public Service Enterprise
        Group Incorporated                                  1,600      47,400
     Reliant Energy, Inc.                                   2,073      48,586
     Sempra Energy                                          1,451      24,304
     Southern Company                                       4,800     104,400
     Texas Utilities Company                                1,967      58,395
     Unicom Corporation                                     1,600      58,400
     Williams Companies, Inc.                               3,100     136,206
     -------------------------------------------------------------------------
     TOTAL                                                          2,108,848
     -------------------------------------------------------------------------
     TOTAL COMMON STOCK
        (COST $65,881,007)                                         90,563,699
     =========================================================================

                                                     Shares/Par  Market Value
     -------------------------------------------------------------------------
     MONEY MARKET INVESTMENTS (7.1%)
     COMMUNICATIONS EQUIPMENT (1.3%)
     Motorola Credit Corporation,
        6.04%, 4/20/00                                  1,300,000  $1,295,856
     -------------------------------------------------------------------------

     FEDERAL GOVERNMENT AND AGENCIES (0.6%)
<F2> Federal Home Loan Bank,
        5.68%, 4/20/00                                    600,000     598,201
     -------------------------------------------------------------------------

     FINANCE LESSOR (2.6%)
     Preferred Receivable Funding,
        6.07%, 5/11/00                                  1,300,000   1,291,232
<F2> Triple A One Funding,
        6.06%, 4/28/00                                  1,200,000   1,194,546
     -------------------------------------------------------------------------
     TOTAL                                                          2,485,778
     -------------------------------------------------------------------------

     MISCELLANEOUS BUSINESS
     CREDIT INSTITUTIONS (1.3%)
     Quincy Capital Corporation,
        6.05%, 4/20/00                                  1,300,000   1,295,849
     -------------------------------------------------------------------------

     SECURITY BROKER (1.3%)
<F2> Merrill Lynch, 6.04%, 5/15/00                      1,300,000   1,290,404
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (COST $6,966,088)                                           6,966,088
     =========================================================================
     TOTAL INVESTMENTS (99.6%)
        (COST $72,847,095)<F3>                                     97,529,787
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (0.4%)                            387,933
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $97,917,720
     =========================================================================

<F1>  Non-Income Producing
<F2>  Securities segregated or earmarked as collateral for futures and delayed settlements. Information regarding open futures contracts as of March 31, 2000 is summarized below:

                             Number of     Expiration     Unrealized
Issuer                       Contracts        Date       Appreciation
----------------------------------------------------------------------
S&P 500/R Stock Index
    (Total notional value at
        3/31/00, $6,451,365)     18           6/00         $367,485

<F3>  At March 31, 2000, the aggregate cost of securities for federal income tax purposes was $72,869,778 and the net unrealized appreciation of investments based on that cost was $24,660,009 which is comprised of $30,237,019 aggregate gross unrealized appreciation and $5,577,010 aggregate gross unrealized depreciation.

 The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000

                             ASSET ALLOCATION FUND

------------------------
  ASSET ALLOCATION FUND
------------------------
 ----------------------------------------------------------------------------
 OBJECTIVE: To seek to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Fund will follow a flexible policy for allocating assets among common stocks, bonds and cash.

 PORTFOLIO: The normal range of investments is 50-70% stocks, 25-35% bonds and 0-15% cash equivalents. Up to 50% of the stock allocation may be invested in foreign stocks.

 STRATEGY: To adjust the mix among asset sectors to capitalize on the changing financial markets and economic conditions.

 NET ASSETS:  $67.4 million
------------------------------------------------------------------------------

The Asset Allocation Fund invests in seven categories of assets: large-capitalization stocks, small-capitalization stocks, foreign stocks, investment-grade bonds, below investment-grade bonds, convertible securities and cash equivalents. The proportion of the Fund in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed.

The Asset Allocation Fund recorded outstanding performance for the 2000 fiscal year, with a total return of 31.38%, far above any of the indices used as benchmarks. Accordingly, the Fund received an "A" rating<F1> for one year performance in The Wall Street Journal's March 31 review of mutual funds.
The most important factor in this unusually strong performance was selection of individual equities, especially some newer technology issues whose stock prices have soared in value. The overall equity exposure has been maintained in a conservative to neutral position near 50%. The mix of equity holdings has been shifted in recent months toward the small-capitalization and foreign segments of the market, which have outperformed large-cap stocks. Cash inflows have generally been placed in short-term bonds, in order to maintain the desired asset mix as stock prices have increased. Shorter maturities are desirable in the current market environment, which anticipates further increases in interest rates.

<F1> Funds are ranked by investment objectives defined by The Wall Street
     Journal. "A" = top 20%.

SECTOR ALLOCATION
3/31/00

Investment-Grade Bonds                    34%

Large-Cap Stocks/Index Futures            26%

Small-Cap Stocks                          13%

Foreign Stocks                            12%

Cash Equivalents                           8%

Below Investment-Grade Bonds               6%

Preferred Stock                            1%

                      M A S O N   S T R E E T   F U N D S

                             ASSET ALLOCATION FUND

PERFORMANCE RELATIVE TO RELEVANT INDICES

                                    ASSET
                                  ALLOCATION              MERRILL   MERRILL
             ASSET       ASSET       FUND                  LYNCH     LYNCH
           ALLOCATION  ALLOCATION  CLASS B                DOMESTIC   91-DAY
              FUND        FUND    REDEMPTION  S&P 500/R    MASTER   TREASURY
            CLASS A     CLASS B     VALUE       INDEX      INDEX      BILL
-----------------------------------------------------------------------------

3/31/97      9,524       10,000               10,000     10,000     10,000
9/30/97     11,390       11,920               12,618     10,712     10,272
3/31/98     12,239       12,769               14,787     11,205     10,536
9/30/98     11,355       11,811               13,747     11,955     10,824
3/31/99     13,023       13,506               17,503     11,934     11,061
9/30/99     13,826       14,280               17,564     11,908     11,333
3/31/00     17,110       17,621    17,321     20,650     12,167     11,634

TOTAL RETURN                                                     Average
                                                                  Annual
                                                 One              Since
For the periods ended March 31, 2000             Year         Inception<F1>
----------------------------------------------------------------------------
Asset Allocation Fund
(Class A - without initial sales charge)        31.38%            21.57%
----------------------------------------------------------------------------
S&P 500/R Index                                 17.98%            27.31%
----------------------------------------------------------------------------
Merrill Lynch Domestic Master Index              1.95%             6.75%
----------------------------------------------------------------------------
Merrill Lynch 91-Day Treasury Bill               5.20%             5.17%
----------------------------------------------------------------------------
<F1>Fund inception date is 3/31/97. Returns are annualized.

In the graph, the Fund is compared against three indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Merrill Lynch 91-Day Treasury Bill index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 5% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.


     Schedule of Investments
                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     COMMON STOCK AND WARRANTS (48.7%)
     DOMESTIC COMMON STOCK AND WARRANTS (36.8%)
     SMALL CAP COMMON STOCK AND WARRANTS (13.1%)
     CAPITAL GOODS (0.7%)
     Kaydon Corporation                                     4,200    $114,713
<F1> MSC Industrial Direct Co.                              2,900      52,200
<F1> Sanmina Corporation                                    1,200      81,075
<F1> Stoneridge, Inc.                                       5,800      66,700
     Teleflex Incorporated                                  3,200     113,600
     -------------------------------------------------------------------------
     TOTAL                                                            428,288
     -------------------------------------------------------------------------

     COMMUNICATION SERVICES (0.5%)
     Telefonos de Mexico SA                                 5,000     335,000
     -------------------------------------------------------------------------

     CONSUMER CYCLICAL (2.4%)
<F1> Avenue A, Inc.                                           800      24,400
<F1> CDW Computer Centers, Inc.                             1,300     109,769
<F1> Catalina Marketing Corporation                         1,800     182,250
<F1> Charles River Associates Incorporated                  3,400      66,087
     Cintas Corporation                                     1,500      58,781
<F1> The Corporate Executive Board Company                  1,600      81,200
<F1> David's Bridal, Inc.                                   3,600      43,425
<F1> Heidrick & Struggles International, Inc.               1,000      40,125
<F1> Hotel Reservations
        Network, Inc. - Class A                             2,100      37,275
<F1> JAKKS Pacific, Inc.                                    2,000      43,125
<F1> Jones Apparel Group, Inc.                              3,200     102,000
<F1> Lamar Advertising Company                              1,900      86,450
     Leggett & Platt, Incorporated                          3,000      64,500
<F1> Michaels Stores, Inc.                                  4,300     175,225
<F1> O'Reilly Automotive, Inc.                             13,400     190,113
<F1> Robert Half International, Inc.                          300      14,231
     The Talbots, Inc.                                      2,400     141,300
<F1> Tetra Tech, Inc.                                       5,700     135,375
<F1> Whitehall Jewelers, Inc.                               1,700      39,950
     -------------------------------------------------------------------------
     TOTAL                                                          1,635,581
     -------------------------------------------------------------------------

     CONSUMER STAPLES (0.5%)
<F1> Acme Communications, Inc.                              3,600      82,350
<F1> Patterson Dental Company                               4,650     177,862
<F1> Steiner Leisure Limited                                2,450      47,163
     -------------------------------------------------------------------------
     TOTAL                                                            307,375
     -------------------------------------------------------------------------

     ENERGY (1.2%)
     Anadarko Petroleum Corporation                         2,000      77,375
<F1> Arcadia Financial, Ltd.                                  500         500
<F1> BJ Services Company                                    4,000     295,500
<F1> Global Industries, Ltd.                                5,700      83,363
<F1> Nabors Industries, Inc.                                3,700     143,606
<F1> Stone Energy Corporation                               1,500      73,875
<F1> Weatherford International, Inc.                        2,300     135,556
     -------------------------------------------------------------------------
     TOTAL                                                            809,775
     -------------------------------------------------------------------------

                                                        MARCH 31, 2000

                             ASSET ALLOCATION FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     FINANCE (1.0%)
     Financial Security Assurance
        Holdings Ltd.                                       3,200    $235,000
     GreenPoint Financial Corp.                             3,142      61,662
     Investors Financial Services Corp.                     4,800     282,600
<F1> Knight/Trimark Group, Inc.                             1,700      86,700
<F1> Trammell Crow Company                                  3,300      36,506
     -------------------------------------------------------------------------
     TOTAL                                                            702,468
     -------------------------------------------------------------------------

     HEALTHCARE (1.2%)
<F1> Aspect Medical Systems, Inc.                             700      25,112
<F1> Biovail Corporation                                    2,100      93,056
     Hooper Holmes, Inc.                                      900      30,881
<F1> Lincare Holdings, Inc.                                 5,800     164,575
<F1> Neoforma.com, Inc.                                     1,900      31,113
<F1> Province Healthcare Company                            1,900      54,388
<F1> Quorum Health Group, Inc.                              3,750      37,734
<F1> Sybron International Corporation                       5,800     168,200
<F1> Total Renal Care Holdings, Inc.                        6,900      21,563
<F1> Universal Health Services, Inc. - Class B                300      14,700
<F1> Wesley Jessen VisionCare, Inc.                         4,700     168,906
     -------------------------------------------------------------------------
     TOTAL                                                            810,228
     -------------------------------------------------------------------------

     TECHNOLOGY (5.2%)
<F1> Advent Software, Inc.                                  1,700      77,988
<F1> Applied Materials, Inc.                                1,687     159,000
<F1> Aspen Technology, Inc.                                 1,700      68,637
<F1> Avanex Corporation                                     1,100     166,925
<F1> C-Cube Microsystems, Inc.                                900      65,531
<F1> Comverse Technology, Inc.                              1,200     226,800
<F1> Computer Horizons Corp.                                2,500      42,813
<F1> Cymer, Inc.                                              900      45,000
<F1> DST Systems, Inc.                                      1,900     123,381
<F1> Eprise Corporation                                       500       7,875
<F1> Extensity, Inc.                                        1,000      48,000
<F1> GaSonics International Corporation                     4,600     182,419
<F1> Getty Images, Inc.                                     2,000      71,875
<F1> Great Plains Software, Inc.                            1,200      64,050
<F1> Inet Technologies, Inc.                                  800      42,350
<F1> Infonautics, Inc.                                      2,800      23,100
<F1> JDS Uniphase Corporation                               1,900     229,069
<F1> Jupiter Communications, Inc.                           1,700      39,100
<F1> Keane, Inc.                                            1,400      35,350
<F1> KMC Telecom Holdings, Inc. (144A)                        250         750
<F1> MMC Networks, Inc.                                       600      19,800
<F1> The Management Network Group, Inc.                     2,000      53,875
<F1> Metasolv Software, Inc.                                1,000      59,062
<F1> Microchip Technology Incorporated                      1,500      98,625
<F1> PMC-Sierra, Inc.                                       1,000     203,688
     Paychex, Inc.                                          1,900      99,512

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     TECHNOLOGY (CONTINUED)
<F1> Power-One, Inc.                                        2,900    $175,088
<F1> QLogic Corporation                                     1,700     230,350
<F1> Rational Software Corporation                            600      45,900
<F1> Semtech Corporation                                    2,500     160,156
<F1> SmartForce Public Limited Company                      1,300      59,637
<F1> Tellabs, Inc.                                          3,000     188,953
<F1> Telocity, Inc.                                           100       1,238
<F1> Transaction Systems
        Architects, Inc. - Class A                          1,400      40,425
<F1> UTStarcom, Inc.                                        3,800     296,637
<F1> VeriSign, Inc.                                           400      59,800
     -------------------------------------------------------------------------
     TOTAL                                                          3,512,759
     -------------------------------------------------------------------------

     TRANSPORTATION (0.4%)
     C.H. Robinson Worldwide, Inc.                          1,300      48,425
     Expeditors International of
        Washington, Inc.                                    1,800      71,550
<F1> Knight Transportation, Inc.                            4,650      81,375
<F1> Swift Transportation Co., Inc.                         4,400      90,200
     -------------------------------------------------------------------------
     TOTAL                                                            291,550
     -------------------------------------------------------------------------
     TOTAL SMALL CAP COMMON STOCK
        AND WARRANTS                                                8,833,024
     -------------------------------------------------------------------------

     LARGE CAP COMMON STOCK (23.7%)
     BASIC MATERIALS (0.4%)
     Ecolab, Inc.                                           5,000     183,437
     The Mead Corporation                                   1,400      48,913
     PPG Industries, Inc.                                     800      41,850
     -------------------------------------------------------------------------
     TOTAL                                                            274,200
     -------------------------------------------------------------------------

     CAPITAL GOODS (1.8%)
     Avery Dennison Corporation                             3,400     207,613
     Corning Incorporated                                   1,100     213,400
     General Electric Company                               3,200     496,600
     Illinois Tool Works, Inc.                              1,700      93,925
     Tyco International Ltd.                                3,700     184,537
     -------------------------------------------------------------------------
     TOTAL                                                          1,196,075
     -------------------------------------------------------------------------

     COMMUNICATION SERVICES (1.3%)
     AT&T Corp.                                             4,795     269,719
     GTE Corporation                                        1,800     127,800
<F1> MCI WorldCom, Inc.                                     3,577     162,083
<F1> Nextel Communications, Inc. - Class A                  2,000     296,500
     -------------------------------------------------------------------------
     TOTAL                                                            856,102
     -------------------------------------------------------------------------

     CONSUMER CYCLICAL (3.4%)
<F1> Amazon.com, Inc.                                       1,100      73,700
<F1> Costco Wholesale Corporation                           3,300     173,456

                      M A S O N   S T R E E T   F U N D S

                             ASSET ALLOCATION FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     CONSUMER CYCLICAL (CONTINUED)
<F1> eToys, Inc.                                            2,200     $19,456
     Ford Motor Company                                     1,800      82,688
     Harley-Davidson, Inc.                                  3,800     301,625
     The Interpublic Group of Companies, Inc.               2,600     122,850
<F1> Kohl's Corporation                                     3,800     389,500
     The McGraw-Hill Companies, Inc.                        3,500     159,250
     The New York Times Company - Class A                   5,100     218,981
     Omnicom Group, Inc.                                      900      84,094
     Target Corporation                                     1,900     142,025
     Tiffany & Co.                                            600      50,175
     Tribune Company                                        5,100     186,469
     Wal-Mart Stores, Inc.                                  5,200     288,600
     -------------------------------------------------------------------------
     TOTAL                                                          2,292,869
     -------------------------------------------------------------------------

     CONSUMER STAPLES (1.9%)
     Anheuser-Busch Companies, Inc.                         1,100      68,475
     The Coca-Cola Company                                  1,500      70,406
     Keebler Foods Company                                  5,900     169,256
     Kimberly-Clark Corporation                             3,000     168,000
     McDonald's Corporation                                 3,200     120,200
     PepsiCo, Inc.                                          2,900     100,231
     The Procter & Gamble Company                           2,300     129,375
     The Quaker Oats Company                                1,500      90,938
     Time Warner, Inc.                                      1,300     130,000
<F1> Viacom, Inc. - Class B                                 1,900     100,225
     Walgreen Co.                                           6,500     167,375
     -------------------------------------------------------------------------
     TOTAL                                                          1,314,481
     -------------------------------------------------------------------------

     ENERGY (1.3%)
     BP Amoco PLC, ADR                                      2,200     116,738
     Chevron Corporation                                      600      55,462
     Conoco, Inc. - Class B                                 5,400     138,375
     EOG Resources, Inc.                                    6,900     146,194
     Exxon Mobil Corporation                                2,620     203,869
     Schlumberger Limited                                   1,000      76,500
     Tosco Corporation                                      4,400     133,925
     -------------------------------------------------------------------------
     TOTAL                                                            871,063
     -------------------------------------------------------------------------

     FINANCE (2.2%)
     American International Group, Inc.                       700      76,650
     The Bank of New York Company, Inc.                     3,400     141,312
     The Chase Manhattan Corporation                        2,200     191,813
     Citigroup, Inc.                                        5,750     341,047
     Fifth Third Bancorp                                    1,700     107,100
     The Goldman Sachs Group, Inc.                          1,300     136,662
     Lehman Brothers Holdings, Inc.                         1,900     184,300
     Morgan Stanley, Dean Witter, & Co.                     4,000     326,250
     -------------------------------------------------------------------------
     TOTAL                                                          1,505,134
     -------------------------------------------------------------------------

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     HEALTHCARE (1.4%)
     Bristol-Myers Squibb Company                           2,400    $138,600
<F1> Guidant Corporation                                      900      52,931
<F1> Health Management
        Associates, Inc. - Class A                          1,300      18,525
     Johnson & Johnson                                      1,500     105,094
     Eli Lilly and Company                                  1,800     113,400
     Medtronic, Inc.                                        4,500     231,469
     Merck & Co., Inc.                                      1,800     111,825
     Pfizer, Inc.                                             900      32,906
     Warner-Lambert Company                                 1,100     107,250
     -------------------------------------------------------------------------
     TOTAL                                                            912,000
     -------------------------------------------------------------------------

     TECHNOLOGY (9.0%)
<F1> Amdocs Limited                                         5,900     434,756
<F1> America Online, Inc.                                   2,800     188,300
<F1> Atmel Corporation                                      3,800     196,175
<F1> Cisco Systems, Inc.                                    9,000     695,812
<F1> Concord EFS, Inc.                                      7,950     182,353
<F1> Dell Computer Corporation                              3,600     194,175
<F1> EMC Corporation                                        1,500     187,500
     Electronic Data Systems Corporation                    3,500     224,656
<F1> Fiserv, Inc.                                          10,125     376,523
     Hewlett-Packard Company                                1,400     185,588
     Intel Corporation                                      3,700     488,169
     International Business
        Machines Corporation                                1,400     165,200
<F1> Lexmark International
        Group, Inc. - Class A                               1,800     190,350
<F1> Microsoft Corporation                                  4,600     488,750
     Motorola, Inc.                                         1,000     142,375
     Nortel Networks Corporation                            3,200     403,200
<F1> Oracle Corporation                                     3,200     249,800
<F1> Sun Microsystems, Inc.                                 2,200     206,147
     Texas Instruments Incorporated                         1,800     288,000
<F1> 3Com Corporation                                       1,300      72,313
<F1> TIBCO Software, Inc.                                   4,800     391,200
<F1> Williams Communications
        Group, Inc. - Class A                               3,000     155,438
     -------------------------------------------------------------------------
     TOTAL                                                          6,106,780
     -------------------------------------------------------------------------

     TRANSPORTATION (0.3%)
<F1> FedEx Corp.                                            1,800      70,200
     Southwest Airlines Co.                                 5,500     114,468
     -------------------------------------------------------------------------
     TOTAL                                                            184,668
     -------------------------------------------------------------------------

     UTILITIES (0.7%)
     Enron Corp.                                            6,000     449,250
     -------------------------------------------------------------------------
     TOTAL LARGE CAP COMMON STOCK                                  15,962,622
     -------------------------------------------------------------------------
     TOTAL DOMESTIC COMMON
        STOCK AND WARRANTS                                         24,795,646
     ========================================================================

                                                        MARCH 31, 2000

                             ASSET ALLOCATION FUND

                                         Country       Shares/Par Market Value
     -------------------------------------------------------------------------
     FOREIGN COMMON STOCK (11.9%)
     CAPITAL GOODS (1.0%)
     Clariant AG                         Switzerland          400    $150,599
<F1> Epcos AG                            Germany            3,000     396,146
     Invensys PLC                        United Kingdom    32,500     144,395
     -------------------------------------------------------------------------
     TOTAL                                                            691,140
     -------------------------------------------------------------------------

     COMMUNICATION SERVICES (3.1%)
<F1> Alcatel Alsthom                     France               700     153,588
<F1> Nippon Television and
        Telephone Corporation            Japan                  9     143,031
     Nokia Oyj                           Finland            2,000     422,938
     NTT Mobile
        Communication
        Network, Inc.                    Japan                 15     615,707
     Reuters Group PLC                   United Kingdom     1,000      20,292
     Sonera Group Oyj                    Finland            7,000     477,576
     Telefonica S.A.                     Spain              9,363     236,523
     -------------------------------------------------------------------------
     TOTAL                                                          2,069,655
     -------------------------------------------------------------------------

     CONSUMER CYCLICAL (0.4%)
     Buhrmann NV                         Italy             11,000     278,929
     -------------------------------------------------------------------------

     CONSUMER STAPLES (0.7%)
<F1> MIH Ltd.                            Netherlands        5,000     305,000
     PrimaCom AG                         Germany            2,500     191,375
     -------------------------------------------------------------------------
     TOTAL                                                            496,375
     -------------------------------------------------------------------------

     ENERGY (0.7%)
     British Energy - A Shares           United Kingdom    26,500          42
     British Energy PLC                  United Kingdom    23,739      73,564
     Scottish Power PLC                  United Kingdom    20,000     162,003
     Total Fina Elf                      France             1,520     229,803
     -------------------------------------------------------------------------
     TOTAL                                                            465,412
     -------------------------------------------------------------------------

     FINANCE (1.4%)
     Bank Sarasin & Cie                  Switzerland           65     179,828
     Banque Nationale de Paris           France             3,400     268,403
     DBS Group
        Holdings Limited                 Singapore          8,000     105,698
     The Fuji Bank, Limited              Japan             25,000     235,217
     HSBC Holdings PLC                   United Kingdom    10,500     122,712
     -------------------------------------------------------------------------
     TOTAL                                                            911,858
     -------------------------------------------------------------------------

     HEALTHCARE (0.2%)
<F1> QIAGEN N.V.                         Germany              389      55,834
     SmithKline Beecham PLC              United Kingdom     7,500      99,068
     -------------------------------------------------------------------------
     TOTAL                                                            154,902
     -------------------------------------------------------------------------

                                         Country       Shares/Par Market Value
     -------------------------------------------------------------------------

     TECHNOLOGY (3.6%)
<F1> Fantastic Corporation               Spain             10,000    $296,344
<F1> Freenet.de AG                       Germany            2,000     221,995
<F1> F-Secure Oyj                        Finland            5,000     358,445
<F1> Jazztel PLC                         Spain              5,000     404,687
<F1> Perlos Oyj                          Finland           10,000     355,957
     Philips Electronics, Inc.           Netherlands        2,300     386,462
<F1> PopNet Internet AG                  Germany            6,000     218,741
     Tecan AG                            Switzerland          300     210,742
     -------------------------------------------------------------------------
     TOTAL                                                          2,453,373
     -------------------------------------------------------------------------

     TRANSPORTATION (0.8%)
     Porsche AG                          Germany               85     235,869
     Railtrack Group PLC                 United Kingdom    12,271     143,590
     Stagecoach Holdings PLC             United Kingdom    75,000     145,372
     -------------------------------------------------------------------------
     TOTAL                                                            524,831
     -------------------------------------------------------------------------
     TOTAL FOREIGN COMMON STOCK                                     8,046,475
     -------------------------------------------------------------------------
     TOTAL COMMON STOCK AND WARRANTS
        (COST $19,137,611)                                         32,842,121
     =========================================================================

     PREFERRED SECURITIES (1.0%)
     BANKS (0.1%)
     California Federal Pfd Capital                         4,000      87,500
     -------------------------------------------------------------------------

     BROADCASTING/MEDIA (0.7%)
     BROADCASTING (0.3%)
     Crown Castle Intl. Corp.                               1,060     104,940
     Sinclair Capital                                       1,000      95,000
     -------------------------------------------------------------------------
     TOTAL                                                            199,940
     -------------------------------------------------------------------------
     PRINTING AND PUBLISHING (0.4%)
     Primedia, Inc.                                         2,500     233,750
     -------------------------------------------------------------------------
     TOTAL BROADCASTING/MEDIA                                         433,690
     -------------------------------------------------------------------------

     CABLE TELEVISION (0.1%)
     Adelphia Communications                                  404      43,430
     -------------------------------------------------------------------------

     HEALTHCARE (0.1%)
     Fresenius Medical Care Holdings,
        7.875%, 2/1/08                                    100,000      88,000
     -------------------------------------------------------------------------
     TOTAL PREFERRED SECURITIES
        (Cost $679,104)                                               652,620
     =========================================================================

     BONDS (40.4%)
     INVESTMENT-GRADE BONDS (34.2%)
     AUTO RELATED (0.7%)
     Ford Motor Credit Corporation,
        7.375%, 10/28/09                                  200,000     195,660
     General Motors Acceptance
        Corporation, 7.75%, 1/19/10                       250,000     250,185
     -------------------------------------------------------------------------
     TOTAL                                                            445,845
     -------------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                             ASSET ALLOCATION FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     COMMERCIAL MORTGAGES (6.2%)
     Asset Securitization Corporation,
        1.257%, 11/13/26 IO                            12,461,226    $331,344
     Blackrock Capital Finance,
        Class B3, 7.25%, 11/25/28 (144A)                  186,108      87,471
     Comed Transitional Trust,
        5.74%, 12/25/10                                   250,000     222,790
     Criimi Mae Commercial Mortgage
        Trust, 7.0%, 11/2/11                              339,000     261,030
     EMAC Owner Trust,
        1.378%, 1/15/23 (144A) IO                       6,659,551     433,204
     Health Care Receivable,
        6.25%, 2/1/03 (144A)                              125,000     121,113
     Kmart CMBS Financing, Inc.,
        5.58%, 3/1/07                                   1,000,000     998,190
     Midland Realty Acceptance Corp.,
        1.389%, 1/25/29 (144A) IO                       4,475,952     244,118
     Mortgage Capital Funding, Inc.,
        7.288%, 3/20/07                                   100,000      97,872
     Peco Energy Transition Trust,
        6.13%, 3/1/09                                     700,000     644,224
     Polaris Commercial Loan Master
        Trust, 5.363%, 3/15/04                            750,000     749,483
     -------------------------------------------------------------------------
     TOTAL                                                          4,190,839
     -------------------------------------------------------------------------

     CONSUMER STAPLES (0.4%)
     Anheuser-Busch Companies, Inc.,
        7.5%, 3/15/12                                     250,000     250,903
     -------------------------------------------------------------------------

     COSMETICS & TOILETRIES (0.7%)
     Procter & Gamble Company,
        6.875%, 9/15/09                                   500,000     486,822
     -------------------------------------------------------------------------

     ENERGY (0.8%)
     Chevron Corporation, 6.625%, 10/1/04                 250,000     244,824
     Scottish Power PLC, 5.65%, 11/1/06                   300,000     270,280
     -------------------------------------------------------------------------
     TOTAL                                                            515,104
     -------------------------------------------------------------------------

     FEDERAL GOVERNMENT AND AGENCIES (20.6%)
     Aid-Israel, 0.0%, 11/1/24                          1,000,000     214,969
     Federal National Mortgage
        Association, 6.0%, 5/1/11                         914,103     861,798
     Government National Mortgage
        Association, 8.0%, 8/15/26                        146,645     148,539
     Government National Mortgage
        Association, 8.0%, 10/15/26                       350,167     354,690
     Government National, Mortgage
        Association, 8.0%, 7/15/27                         73,848      74,709

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
     US Treasury, 0.0%, 2/15/19 PO                      1,200,000    $384,779
     US Treasury, 4.875%, 3/31/01                         920,000     906,200
     US Treasury, 5.0%, 4/30/01                         1,250,000   1,231,250
     US Treasury, 5.25%, 5/15/04                          100,000      96,000
     US Treasury, 5.25%, 2/15/29                          530,000     474,847
     US Treasury, 5.625%, 12/31/02                        500,000     489,375
     US Treasury, 5.875%, 11/15/04                      6,103,000   5,992,383
     US Treasury, 6.0%, 8/15/09                           559,000     551,838
     US Treasury, 6.5%, 5/15/05                           700,000     704,594
     US Treasury, 7.5%, 2/15/05                           640,000     670,400
     US Treasury Inflation Index Bond,
        3.875%, 4/15/29                                   760,347     763,274
     -------------------------------------------------------------------------
     TOTAL                                                         13,919,645
     -------------------------------------------------------------------------

     FINANCIAL SERVICES (0.5%)
     General Electric Capital Corporation,
        8.75%, 5/21/07                                    300,000     323,685
     -------------------------------------------------------------------------

     GENERAL MERCHANDISE STORES (0.9%)
     Home Depot, Inc., 6.5%, 9/15/04                      450,000     442,102
     Wal-Mart Stores, 6.55%, 8/10/04                      150,000     146,999
     Wal-Mart Stores, 6.875%, 8/10/09                      50,000      48,675
     -------------------------------------------------------------------------
     TOTAL                                                            637,776
     -------------------------------------------------------------------------

     HEALTHCARE (0.4%)
     Johnson & Johnson,
        6.625%, 9/1/09                                    250,000     241,657
     -------------------------------------------------------------------------

     MANUFACTURING (0.4%)
     Honeywell International, 7.5%, 3/1/10                275,000     277,968
     -------------------------------------------------------------------------

     PUBLISHING (0.4%)
     Times Mirror Company,
        7.45%, 10/15/09                                   300,000     295,294
     -------------------------------------------------------------------------

     TELECOMMUNICATIONS (1.4%)
     New England Telephone & Telegraph,
        5.875%, 4/15/09                                   500,000     448,217
     Vodafone Airtouch PLC,
        7.75%, 2/15/10 (144A)                             500,000     503,956
     -------------------------------------------------------------------------
     TOTAL                                                            952,173
     -------------------------------------------------------------------------

     TRANSPORTATION (0.8%)
     United Parcel Service, 8.375%, 4/1/20                500,000     552,069
     -------------------------------------------------------------------------
     TOTAL INVESTMENT-GRADE BONDS                                  23,089,780
     =========================================================================

                                                              MARCH 31, 2000

                             ASSET ALLOCATION FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     BELOW INVESTMENT-GRADE BONDS (6.2%)
     BASIC MATERIALS (0.3%)
     METALS & MINING (0.2%)
     Glencore Nickel Property, Ltd.,
        9.0%, 12/1/14                                      50,000     $42,000
     Great Central Mines, Ltd.,
        8.875%, 4/1/08                                     50,000      44,750
     Murrin Murrin Holdings,
        9.325%, 8/31/07                                    50,000      42,000
     -------------------------------------------------------------------------
     TOTAL                                                            128,750
     -------------------------------------------------------------------------

     PAPER (0.1%)
     APP China Group, Ltd., 14.0%, 3/15/10                 50,000      43,250
     -------------------------------------------------------------------------
     TOTAL BASIC MATERIALS                                            172,000
     -------------------------------------------------------------------------

     CAPITAL GOODS (0.1%)
     Laidlaw, Inc., 7.65%, 5/15/06                         50,000      26,500
     United Rentals, Inc., 8.8%, 8/15/08                   50,000      43,750
     -------------------------------------------------------------------------
     TOTAL CAPITAL GOODS                                               70,250
     -------------------------------------------------------------------------

     CONSUMER STAPLES (0.6%)
     HEALTHCARE (0.4%)
     Columbia/HCA Healthcare,
        7.69%, 6/15/25                                     50,000      41,031
     Healthsouth Corporation,
        3.25%, 4/1/03                                     100,000      78,125
     Tenet Healthcare Corporation,
        6.0%, 12/1/05                                      75,000      60,375
     Total Renal Care Holdings,
        7.0%, 5/15/09 (144A)                              200,000     116,000
     -------------------------------------------------------------------------
     TOTAL                                                            295,531
     -------------------------------------------------------------------------

     GAMING (0.2%)
     Hollywood Casino,
        13.0%, 8/1/06 (144A)                              100,000     106,000
     International Game Technology,
        8.375%, 5/15/09                                    50,000      45,500
     -------------------------------------------------------------------------
     TOTAL                                                            151,500
     -------------------------------------------------------------------------
     TOTAL CONSUMER STAPLES                                           447,031
     -------------------------------------------------------------------------

     CONSUMER CYCLICAL (0.9%)
     AUTO & TRUCKS (0.2%)
     Avis Rent-A-Car, Inc., 11.0%, 5/1/09                  50,000      49,625
     Budget Group, Inc., 9.125%, 4/1/06                   100,000      80,000
     -------------------------------------------------------------------------
     TOTAL                                                            129,625
     -------------------------------------------------------------------------

     HOUSEHOLD FURNITURE, APPLIANCES (0.1%)
     Home Interiors & Gifts, 10.125%, 6/1/08               50,000      40,000
     -------------------------------------------------------------------------

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     LEISURE RELATED (0.1%)
     Bally Total Fitness Holdings,
        9.875%, 10/15/07                                   50,000     $45,750
     Boyds Collection, Ltd., 9.0%, 5/15/08                 50,000      45,000
     -------------------------------------------------------------------------
     TOTAL                                                             90,750
     -------------------------------------------------------------------------

     LODGING/RESORTS (0.3%)
     Hilton Hotels Corporation, 5.0%, 5/15/06              50,000      38,000
     HMH Properties, Inc., 8.45%, 12/01/08                100,000      86,875
     Lodgian Financing Corporation,
        12.25%, 7/15/09                                   100,000      88,000
     -------------------------------------------------------------------------
     TOTAL                                                            212,875
     -------------------------------------------------------------------------

     PRINTING & PUBLISHING (0.2%)
     Mail-Well, Inc., 5.0%, 11/1/02                        99,000      79,571
     WRC Media Corporation,
        12.75%, 11/15/09 (144A)                            50,000      48,750
     -------------------------------------------------------------------------
     TOTAL                                                            128,321
     -------------------------------------------------------------------------
     TOTAL CONSUMER CYCLICAL                                          601,571
     -------------------------------------------------------------------------

     ENERGY (0.1%)
     EOTT Energy Partners L.P.,
        11.0%, 10/1/09                                     50,000      50,000
     -------------------------------------------------------------------------

     FINANCE COMPANIES (1.3%)
     BF Saul Real Estate, 9.75%, 4/1/08                   250,000     216,875
     Labranche & Company,
        12.0%, 3/1/07 (144A)                               50,000      49,250
     Metris Companies, Inc.,
        10.125%, 7/15/06                                  100,000      94,500
     Olympic Financial, Ltd.,
        11.5%, 3/15/07                                    250,000     271,250
     PDVSA Finance, Ltd.,
        9.75%, 2/15/10 (144A)                             100,000      95,937
     Sovereign Bancorp, 10.5%, 11/15/06                   100,000      98,875
     Willis Corroon Corporation,
        9.0%, 2/1/09                                       50,000      37,000
     -------------------------------------------------------------------------
     TOTAL FINANCE COMPANIES                                          863,687
     -------------------------------------------------------------------------

     MISCELLANEOUS (0.3%)
     Crescent Real Estate Equity,
        7.0%, 9/15/02                                      50,000      45,715
     Crescent Real Estate Equity,
        7.5%, 9/15/07                                      50,000      42,190
     Macerich Company,
        7.25%, 12/15/02 (144A)                             50,000      41,250
     Security Cap. U.S. Realty,
        2.0%, 5/22/03 (144A)                              100,000      76,000
     -------------------------------------------------------------------------
     TOTAL MISCELLANEOUS                                              205,155
     -------------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                             ASSET ALLOCATION FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     TECHNOLOGY (1.7%)
     BROADCASTING (0.1%)
     Spectrasite Holdings, Inc.,
        10.75%, 3/15/10 (144A)                             50,000     $47,375
     -------------------------------------------------------------------------

     CABLE (0.3%)
<F2> Charter Communication Holdings,
        LLC, 9.92%, 4/1/11 (144A)                          50,000      27,564
<F2> Charter Communication Holdings,
        LLC, 9.92%, 4/1/11                                 50,000      27,750
<F2> NTL, Inc., 9.75%, 4/1/08                             100,000      63,250
<F2> Unitedglobalcom, Inc.,
        10.75%, 2/15/08                                   100,000      69,000
     United Pan-Europe Communications
        NV, 10.875%, 8/1/09                                50,000      46,000
     -------------------------------------------------------------------------
     TOTAL                                                            233,564
     -------------------------------------------------------------------------

     ELECTRONICS (0.1%)
     Amkor Technologies, Inc.,
        9.25%, 5/1/06 (144A)                               50,000      48,250
     -------------------------------------------------------------------------

     OFFICE EQUIPMENT (0.2%)
     Buhrmann U.S., Inc.,
        12.25%, 11/1/09 (144A)                            100,000     101,500
     -------------------------------------------------------------------------

     TELECOMMUNICATIONS (1.0%)
     Arch Communications, Inc.,
        13.75%, 4/15/08                                   100,000      84,000
<F2> Call-Net Enterprises, Inc.,
        10.8%, 5/15/09                                     50,000      21,500
     Flag Telecom Holding, Ltd.,
        11.625%, 3/30/10 (144A)                            50,000      47,250
     Global Crossing Holding, Ltd.,
        9.5%, 11/15/09 (144A)                              50,000      48,250
-    GT Group Telecom,
        13.25%, 2/1/10 (144A)                             100,000      55,000
-    KMC Telecommunication
        Holdings, Inc., 12.5%, 2/15/08                     50,000      26,000
     KMC Telecommunication
        Holdings, Inc., 13.5%, 5/15/09                    100,000      99,500
     Level 3 Communications,
        11.0%, 3/15/08 (144A)                              50,000      47,750
     Nextel Communications,
        9.375%, 11/15/09                                   50,000      46,000
<F2> Nextel Communications,
        9.95%, 2/15/08                                     50,000      33,750
     Nextlink Communications,
        10.75%, 6/1/09                                    100,000      95,500

                                                       Shares/Par Market Value
     -------------------------------------------------------------------------
     TELECOMMUNICATIONS (CONTINUED)
     PSINET, Inc., 11.0%, 8/1/09                           50,000     $48,500
     Williams Communication
        Group, Inc., 10.875%, 10/1/09                      50,000      49,375
     -------------------------------------------------------------------------
     TOTAL                                                            702,375
     -------------------------------------------------------------------------
     TOTAL TECHNOLOGY                                               1,133,064
     -------------------------------------------------------------------------

     TRANSPORT SERVICES (0.4%)
     TRUCKING & SHIPPING (0.2%)
<F2> Decisionone Holdings, 11.5%, 8/1/08                  400,000       2,000
     North America Van Lines,
        13.375%, 12/1/09 (144A)                            50,000      47,500
     Stena Line AB, 10.5%, 12/15/05                        50,000      44,000
     Vectura Group, Inc., 10.25%, 6/30/08                  50,000      42,500
     -------------------------------------------------------------------------
     TOTAL                                                            136,000
     -------------------------------------------------------------------------

     PROFESSIONAL SERVICES (0.2%)
     Building One Services, 10.5%, 5/1/09                  50,000      46,000
     Integrated Electrical Services,
        9.375%, 2/1/09                                     50,000      43,000
     Service Corp. International,
        7.7%, 4/15/09                                      55,000      26,950
     -------------------------------------------------------------------------
     TOTAL                                                            115,950
     -------------------------------------------------------------------------
     TOTAL TRANSPORT SERVICES                                         251,950
     -------------------------------------------------------------------------

     UTILITIES (0.5%)
     ELECTRIC (0.1%)
     AES Corporation, 8.5%, 11/1/07                       100,000      87,500
     -------------------------------------------------------------------------

     GARBAGE DISPOSAL (0.4%)
     Allied Waste North America,
        7.875%, 1/1/09                                    100,000      79,500
     Allied Waste North America,
        10.0%, 8/1/09                                     100,000      76,000
     Waste Management, Inc.,
        4.0%, 2/1/02                                      100,000      87,625
     Waste Management, Inc.,
        7.125%, 10/1/07                                    50,000      43,562
     -------------------------------------------------------------------------
     TOTAL                                                            286,687
     -------------------------------------------------------------------------
     TOTAL UTILITIES                                                  374,187
     -------------------------------------------------------------------------
     TOTAL BELOW INVESTMENT-GRADE BONDS                             4,168,895
     -------------------------------------------------------------------------
     TOTAL BONDS
        (Cost $28,080,058)                                         27,258,675
     =========================================================================

                                                        MARCH 31, 2000

                             ASSET ALLOCATION FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     SHORT-TERM INVESTMENTS (9.3%)
     FEDERAL GOVERNMENT AND AGENCIES (0.8%)
<F3> Federal National Mortgage
        Association, 5.7%, 4/10/00                        500,000    $499,287
     -------------------------------------------------------------------------

     FINANCE LESSORS (4.7%)
<F3> Merrill Lynch, 6.04%, 5/15/00                      1,300,000   1,290,403
<F3> Preferred Receivable Funding,
        6.06%, 5/10/00                                  1,300,000   1,291,466
     Salomon Smith Barney,
        5.97%, 4/19/00                                    600,000     598,209
     -------------------------------------------------------------------------
     TOTAL                                                          3,180,078
     -------------------------------------------------------------------------

     OFFICE MACHINES (3.8%)
     Xerox Corporation, 6.03%, 4/26/00                  1,300,000   1,294,556
     Xerox Corporation, 6.06%, 4/27/00                  1,300,000   1,294,311
     -------------------------------------------------------------------------
     TOTAL                                                          2,588,867
     -------------------------------------------------------------------------
     TOTAL SHORT-TERM INVESTMENTS
        (COST $6,268,232)                                           6,268,232
     =========================================================================
     TOTAL INVESTMENTS (99.4%)
        (COST $54,165,005)<F4>                                     67,021,648
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (0.6%)                            412,659
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $67,434,307
     =========================================================================

ADR - American Depository Receipt

IO - Interest Only Security

PO - Principal Only Security

<F1> Non-Income Producing

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

<F2> Step Bond security that presently receives no coupon payments. At a predetermined date the stated coupon rate becomes effective.

<F3> Securities segregated or earmarked as collateral for futures and delayed settlements. Information regarding open futures contracts as of March 31, 2000 is summarized below:


                                                               Unrealized
                              Number of      Expiration      Appreciation/
 Issuer                       Contracts         Date         (Depreciation)
---------------------------------------------------------------------------
 S&P 500/R Stock Index
     (Total notional value at
        3/31/00, $1,389,425)        4            6/00          $116,875
 US Treasury Bond
     (Total notional value at
        3/31/00, $287,656)          3            6/00          $(5,406)
                                                              ---------
                                                               $111,469
                                                              =========

<F4> At March 31, 2000, the aggregate cost of securities for federal income tax purposes was $54,225,676 and the net unrealized appreciation of investments based on that cost was $12,795,972 which is comprised of $14,776,321 aggregate gross unrealized appreciation and $1,980,349 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                              HIGH YIELD BOND FUND

----------------------
  HIGH YIELD BOND FUND
----------------------
 ----------------------------------------------------------------------------
 OBJECTIVE: To seek high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment-grade by the major rating agencies.

 PORTFOLIO: Diversified mix of below investment-grade fixed income securities, commonly known as "junk bonds."

 STRATEGY: To identify attractive investment opportunities through rigorous industry and credit analysis and to generate superior performance by selecting companies with stable or improving credit fundamentals.

 NET ASSETS:  $39.3 million
------------------------------------------------------------------------------

Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. Holdings of particular interest include solid investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. In a high-yield portfolio, some defaults over time are inevitable; high coupons and diversification across many holdings mitigate the impact of defaults on the total portfolio.

The last year has been a difficult period for bond holders, including high yield investors. A series of interest rate increases by the Federal Reserve has put downward pressure on most bond prices. For long-term Treasury securities, however, the effect of generally higher interest rates has been offset by the U.S. Treasury's announcement that it will repurchase outstanding long-term bonds and indications that it may cease issuing new 30-year bonds. The result has been a shortage of these very liquid instruments, which financial institutions frequently use to hedge exposure to other bond positions. In addition, retail investors have been moving money from bond funds into equity funds, especially those that participate in the technology sector. These factors have combined to hurt prices and severely limit liquidity in the market for corporate bonds, especially high yield bonds, a category in which many issues have just a few large holders.

In this environment for high yield bonds, the Fund's managers have adopted some defensive strategies: liquidity has been increased by concentrating on larger issues that are easier to trade; average quality has been increased to reduce credit problems; highly cyclical issues have been avoided; and a very stringent sell discipline has been adopted relative to marginal credit situations. In addition, unlike many of last year's leading high yield funds, the portfolio has been managed without active purchases of equities. While equities can be used by aggressive managers to inflate short-term returns in funds such as this, we have refrained from employing those strategies and have delivered a true fixed-income product.

The High Yield Portfolio outperformed the Lehman High Yield Intermediate Index over the last 12 months, mainly because of improved credit experience, strong performance in the energy sector early in the year, and a strong showing in the telecom and cable sectors. An overweighted position in energy bonds early in the period benefited performance, as higher oil and gas prices produced better earnings prospects; after taking some profits, the energy position is now at a normal level. Recent investment activity has focused on the fast-growing telecommunications industry and on environmental control, an industry with high barriers to entry that is currently consolidating.

Investors should remember that, although the Fund's total return (defined as income plus change in market value) has been rather low in recent periods, interest payments have continued to provide steady cash flow for dollar averaging. The Fund has an SEC 30-day yield of 10.63% for A shares and 10.50% for B shares as of March 31, 2000. The average yield of invested assets in the Fund was 12.22% at the end of the quarter, at a time when U.S. Treasury securities of comparable maturities were yielding under 6%<F1> and the dividend yield of the Dow Jones Industrial Average was roughly 1.5%. Perhaps the recent volatility in the equity markets will increase investors' interest in the potentially attractive long-term attributes that an intermediate risk, income-generating asset such as high yield bonds can provide within diversified and well-balanced portfolios.

<F1> U.S. government securities are guarnateed as to the timely payment of principal and interest if held to maturity. Corporate bond prices depend on current market interest rates as well as the underlying credit of the corporation.

SECTOR ALLOCATION
3/31/00

Technology/Telecommunications             19%

Finance                                   14%

Other Industries                          10%

Cable TV                                  10%

Broadcasting/Media                        10%

Leisure                                    9%

Environmental Control/Utilities            7%

Consumer/Healthcare                        7%

Basic Materials/Energy                     6%

Real Estate/REITs                          5%

Cash Equivalents                           3%

                                                        MARCH 31, 2000

                              HIGH YIELD BOND FUND

PERFORMANCE RELATIVE TO LEHMAN BROTHERS HIGH YIELD INTERMEDIATE MARKET INDEX


                                                 HIGH YIELD  LEHMAN BROTHERS
                                                 BOND FUND      HIGH YIELD
                 HIGH YIELD      HIGH YIELD       CLASS B      INTERMEDIATE
                  BOND FUND       BOND FUND      REDEMPTION       MARKET
                   CLASS A         CLASS B         VALUE          INDEX
-----------------------------------------------------------------------------
3/31/97             9,524          10,000                         10,000
9/30/97            11,082          11,595                         10,886
3/31/98            11,710          12,209                         11,447
9/30/98            10,573          10,987                         10,992
3/31/99            10,788          11,161                         11,449
9/30/99            10,867          11,205                         11,342
3/31/00            10,801          11,101         10,863          11,252

TOTAL RETURN                                                  Average
                                                              Annual
                                                 One           Since
For the periods ended March 31, 2000            Year       Inception<F1>
-----------------------------------------------------------------------
High Yield Bond Fund
(Class A - without initial sales charge)       0.12%           4.29%
-----------------------------------------------------------------------
Lehman Brothers High Yield
Intermediate Market Index                    (1.72)%           4.01%
-----------------------------------------------------------------------

<F1> Fund inception date is 3/31/97.  Returns are annualized.

The total return performance for the High Yield Bond Fund is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Fund. The index cannot be invested in directly and does not include sales charges.

The Lehman Brothers High Yield Intermediate Market Index is made up of dollar denominated, nonconvertible, SEC publicly registered fixed rate noninvestment-grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 5% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

Bonds and other debt obligations are affected by changes in interest rates and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment-grade bonds.

     SCHEDULE OF INVESTMENTS
                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     BONDS (82.8%)
     BASIC MATERIALS (3.6%)
     METALS & MINING (3.0%)
     Glencore Nickel, LTD, 9.0%, 12/1/14                  300,000    $252,000
     Great Central Mines, Ltd.,
        8.875%, 4/1/08                                    600,000     537,000
     Murrin Murrin Holdings,
        9.375%, 8/31/07                                   450,000     378,000
     -------------------------------------------------------------------------
     TOTAL                                                          1,167,000
     -------------------------------------------------------------------------

     PAPER (0.6%)
     APP China Group LTD,
        14.0%, 3/15/10 (144A)                             300,000     259,503
     -------------------------------------------------------------------------
     TOTAL BASIC MATERIALS                                          1,426,503
     -------------------------------------------------------------------------

     BROADCASTING/MEDIA (4.5%)
     BROADCASTING (1.5%)
     Spectrasite Holdings, Inc.,
        10.75%, 3/15/10 (144A)                            250,000     236,875
<F2> Spectrasite Holdings, Inc.,
        12.875%, 3/15/10 (144A)                           200,000      97,500
     XM Satellite Radio, Inc.,
        14.0%, 3/15/10 (144A)                             250,000     237,503
     -------------------------------------------------------------------------
     TOTAL                                                            571,878
     -------------------------------------------------------------------------

     PRINTING AND PUBLISHING (3.0%)
     Mail-Well Inc., 5.0%, 11/1/02                        500,000     401,875
     Marvel Enterprises, Inc.,
        12.0%, 6/15/09                                    600,000     510,000
     WRC Media Inc., 12.75%,
        11/15/09 (144A)                                   300,000     292,500
     -------------------------------------------------------------------------
     TOTAL                                                          1,204,375
     -------------------------------------------------------------------------
     TOTAL BROADCASTING/MEDIA                                       1,776,253
     -------------------------------------------------------------------------

     CABLE TELEVISION (6.3%)
<F2> NTL, Inc., 9.75%, 4/1/08                           1,350,000     853,875
     NTL Incorporated, 11.5%, 10/1/08                     250,000     256,250
<F2> Telewest PLC, 9.25%, 4/15/09 (144A)                  300,000     174,000
<F2> United International Holdings,
        10.75%, 2/15/08                                   850,000     586,500
     United Pan-Europe Co.,
        10.875%, 8/1/09                                   350,000     322,000
     United Pan-Europe Co.,
        11.25%, 2/1/10 (144A)                             200,000     192,000
<F2> United Pan-Europe Co.,
        13.75%, 2/1/10 (144A)                             200,000     100,000
     -------------------------------------------------------------------------
     TOTAL CABLE TELEVISION                                         2,484,625
     -------------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                              HIGH YIELD BOND FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     CONSUMER RELATED (0.7%)
     Boyds Collection Ltd., 9.0%, 5/15/08                 250,000    $225,000
     Global Health Sciences, Inc.,
        11.0%, 5/1/08                                     100,000      47,000
     -------------------------------------------------------------------------
     TOTAL CONSUMER RELATED                                           272,000
     -------------------------------------------------------------------------

     ENERGY RELATED (2.1%)
     OIL FIELD SERVICES (1.0%)
     EOTT Energy Partners L.P.,
        11.0%, 10/1/09                                    400,000     400,000
     -------------------------------------------------------------------------

     REFINING (1.1%)
     PDV America, Inc., 7.875%, 8/1/03                    450,000     423,208
     -------------------------------------------------------------------------
     TOTAL ENERGY RELATED                                             823,208
     -------------------------------------------------------------------------

     FINANCE (12.8%)
     BANKS (2.0%)
     BF Saul Real Estate, 9.75%, 4/1/08                   350,000     303,625
     Sovereign Bancorp Inc.,
        10.5%, 11/15/06                                   500,000     494,375
     -------------------------------------------------------------------------
     TOTAL                                                            798,000
     -------------------------------------------------------------------------

     FINANCE COMPANIES (9.7%)
     Arcadia Financial Ltd.,
        11.5%, 3/15/07                                  1,450,000   1,573,250
     Labranche & Company,
        12.0%, 3/1/07 (144A)                              400,000     394,000
     Metris Companies, Inc.,
        10.125%, 7/15/06                                  800,000     756,000
     PDV SA Finance, Ltd. 99-I,
        9.75%, 2/15/10 (144A)                           1,150,000   1,103,275
     -------------------------------------------------------------------------
     TOTAL                                                          3,826,525
     -------------------------------------------------------------------------

     INSURANCE (1.1%)
     Willis Corroon Corp., 9.0%, 2/1/09                   550,000     407,000
     -------------------------------------------------------------------------
     TOTAL FINANCE                                                  5,031,525
     -------------------------------------------------------------------------

     HEALTHCARE (5.5%)
     Columbia/HCA Healthcare,
        7.69%, 6/15/25                                    400,000     328,244
     Healthsouth Co.,
        3.25%, 4/1/03 (144A)                            1,050,000     820,313
     Tenet Healthcare, 6.0%, 12/1/05                      150,000     120,750
     Total Renal Care Holdings,
        7.0%, 5/15/09 (144A)                            1,550,000     899,000
     -------------------------------------------------------------------------
     TOTAL HEALTHCARE                                               2,168,307
     -------------------------------------------------------------------------

     LEISURE (8.6%)
     GAMING (3.1%)
     Circus Circus Enterprise,
        7.625%, 7/15/13                                   450,000     355,500

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     GAMING (CONTINUED)
     Hollywood Casino,
        13.0%, 8/1/06 (144A)                              400,000    $424,000
     International Game Technology,
        8.375%, 5/15/09                                   150,000     136,500
     Park Place Entertainment,
        9.375%, 2/15/07 (144A)                            300,000     293,679
     -------------------------------------------------------------------------
     TOTAL                                                          1,209,679
     -------------------------------------------------------------------------

     HOTELS AND OTHER LODGING PLACES (4.4%)
     HMH Properties, Inc., 7.875%, 8/1/08                 300,000     252,750
     HMH Properties, Inc., 8.45%, 12/1/08                 200,000     173,750
     Hilton Hotels Corporation,
        5.0%, 5/15/06                                     600,000     456,000
     ITT Corp., 7.375%, 11/15/15                          600,000     498,739
     Lodgian Financing Corp.,
        12.25%, 7/15/09                                   400,000     352,000
     -------------------------------------------------------------------------
     TOTAL                                                          1,733,239
     -------------------------------------------------------------------------

     LEISURE RELATED (1.1%)
     Bally Total Fitness, 9.875%, 10/15/07                500,000     457,500
     -------------------------------------------------------------------------
     TOTAL LEISURE                                                  3,400,418
     -------------------------------------------------------------------------

     OTHER INDUSTRIES (17.4%)
     AUTO RELATED (1.5%)
     Budget Group, Inc., 9.125%, 4/1/06                   750,000     600,000
     -------------------------------------------------------------------------

     BUILDING AND CONSTRUCTION (0.7%)
     United Rentals Inc., 8.8%, 8/15/08                   300,000     262,500
     -------------------------------------------------------------------------

     ENVIRONMENTAL CONTROL (6.7%)
     Allied Waste of North America,
        7.875%, 1/1/09                                    600,000     477,000
     Allied Waste of North America,
        10.0%, 8/1/09                                     800,000     608,000
     IT Group Inc., 11.25%, 4/1/09                        450,000     425,250
     Laidlaw Inc., 6.7%, 5/1/08                           200,000     108,000
     Laidlaw Inc., 7.65%, 5/15/06                         200,000     106,000
     USA Waste Services, 7.125%, 10/1/07                  500,000     435,612
     Waste Management, Inc., 4.0%, 2/1/02                 550,000     481,937
     -------------------------------------------------------------------------
     TOTAL                                                          2,641,799
     -------------------------------------------------------------------------

     OFFICE EQUIPMENT (1.6%)
     Buhrmann U.S., Inc.,
        12.25%, 11/1/09 (144A)                            600,000     609,000
     -------------------------------------------------------------------------

     HOUSEHOLD FURNISHINGS, APPLIANCES (0.6%)
     Home Interiors & Gifts,
        10.125%, 6/1/08                                   300,000     240,000
     -------------------------------------------------------------------------

                                                        MARCH 31, 2000

                              HIGH YIELD BOND FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     REAL ESTATE (2.7%)
     Crescent Real Estate, 7.0%, 9/15/02                  300,000    $274,290
     Crescent Real Estate, 7.5%, 9/15/07                  950,000     801,601
     -------------------------------------------------------------------------
     TOTAL                                                          1,075,891
     -------------------------------------------------------------------------

     REIT (2.7%)
     Macerich Co., 7.25%, 12/15/02 (144A)                 750,000     618,750
     Security Capital U.S. Realty,
        2.0%, 5/22/03 (144A)                              600,000     456,000
     -------------------------------------------------------------------------
     TOTAL                                                          1,074,750
     -------------------------------------------------------------------------

     TRANSPORT SERVICES (0.9%)
     Vectura Group Inc., 10.25%, 6/30/08                  400,000     340,000
     -------------------------------------------------------------------------
     TOTAL OTHER INDUSTRIES                                         6,843,940
     -------------------------------------------------------------------------

     SERVICES (2.3%)
     Building One Services Co.,
        10.5%, 5/1/09                                     450,000     414,000
<F2> Decisionone Holdings, 11.50%, 8/1/08                 750,000       3,752
<F3> Decisionone Holdings, 9.75%, 8/1/07                  325,000         813
     Decisionone Holdings, 8.29%, 8/7/05                    7,232       3,327
     Decisionone Holdings, 7.98%, 8/7/05                   39,770      18,294
     Decisionone Holdings, 7.94%, 8/7/05                   27,618      12,704
     Integrated Electrical Services,
        9.375%, 2/1/09                                    400,000     344,000
     Service Corp. International,
        7.7%, 4/15/09                                     200,000      98,000
     -------------------------------------------------------------------------
     TOTAL SERVICES                                                   894,890
     -------------------------------------------------------------------------

     TECHNOLOGY (1.3%)
     Amkor Technologies, Inc.,
        9.25%, 5/1/06                                     300,000     289,500
<F2> Charter Communications,
        9.92%, 4/1/11                                     200,000     111,000
<F2> Charter Communications,
        11.75%, 1/15/10 (144A)                            200,000     110,250
     -------------------------------------------------------------------------
     TOTAL TECHNOLOGY                                                 510,750
     -------------------------------------------------------------------------
     TELECOMMUNICATIONS (15.0%)
     Arch Communications, 12.75%, 7/1/07                  300,000     244,500
     Arch Escrow Corp, 13.75%, 4/15/08                    850,000     714,000
<F2> Call-Net Enterprises, Inc.,
        10.80%, 5/15/09                                   450,000     193,500
     Call-Net Enterprises, Inc.,
        9.375%, 5/15/09                                   350,000     262,500
     Flag Telecom Holdings LTD,
        11.625%, 3/30/10 (144A)                           200,000     189,000
     Global Crossing Holding,
        9.5%, 11/15/09 (144A)                             300,000     289,500

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     TELECOMMUNICATIONS (CONTINUED)
<F2> GT Group Telecom Inc.,
        13.25%, 2/1/10 (144A)                             400,000    $220,004
<F2> Intermedia Communication,
        12.5%, 5/15/06                                    150,000     139,500
     KMC Telecommunication Holdings,
        13.5%, 5/15/09                                    750,000     746,250
<F2> KMC Telecommunication Holdings,
        12.5%, 2/15/08                                    200,000     104,000
     Level 3 Communications,
        11.0%, 3/15/08 (144A)                             500,000     477,500
     Metrocall, Inc., 11.0%, 9/15/08                      250,000     206,250
     Metrocall, Inc., 9.75%, 11/1/07                      100,000      83,000
<F2> Nextel Communications, 9.95%, 2/15/08                300,000     202,500
     Nextel Communications,
        9.375%, 11/15/09                                  150,000     138,000
     Nextlink Communications,
        10.75%, 6/1/09                                    150,000     143,250
     Northeast Optic Network,
        12.75%, 8/15/08                                   300,000     312,000
     PSINET Inc., 11.0%, 8/1/09                           200,000     194,000
     Viatel, Inc., 11.25%, 4/15/08                        200,000     184,000
     Williams Communications,
        10.875%, 10/1/09                                  650,000     641,875
     Winstar Communications,
        12.5%, 4/15/08 (144A)                             200,000     195,000
     -------------------------------------------------------------------------
     TOTAL TELECOMMUNICATIONS                                       5,880,129
     -------------------------------------------------------------------------

     TRANSPORTATION (2.1%)
     North American Van Lines,
        13.375%, 12/1/09 (144A)                           450,000     427,500
     Stena AB, 10.5%, 12/15/05                            450,000     396,000
     -------------------------------------------------------------------------
     TOTAL TRANSPORTATION                                             823,500
     -------------------------------------------------------------------------

     UTILITIES (0.6%)
     AES Corp., 8.5%, 11/1/07                             250,000     218,750
     -------------------------------------------------------------------------
     TOTAL BONDS
        (Cost $34,888,250)                                         32,554,798
     =========================================================================

     PREFERRED STOCK (13.1%)
     BANKS (1.2%)
     California Fed Pfd Capital                            22,000     481,250
     -------------------------------------------------------------------------

     BROADCASTING/MEDIA (5.1%)
     BROADCASTING (4.2%)
<F4> Crown Castle Intl. Corp.                               3,720     368,280
<F4> Cumulus Media, Inc.                                    6,540     608,220
     Sinclair Capital                                       7,000     665,000
     -------------------------------------------------------------------------
     TOTAL                                                          1,641,500
     -------------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                              HIGH YIELD BOND FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     PRINTING AND PUBLISHING (0.9%)
     Primedia, Inc.                                         4,000    $374,000
     -------------------------------------------------------------------------
     TOTAL BROADCASTING/MEDIA                                       2,015,500
     -------------------------------------------------------------------------

     CABLE TELEVISION (4.0%)
     Adelphia Communications                                3,000     322,500
<F4> CSC Holdings, Inc.                                    11,340   1,227,555
     -------------------------------------------------------------------------
     TOTAL CABLE TELEVISION                                         1,550,055
     -------------------------------------------------------------------------

     HEALTHCARE (0.6%)
     Fresenius Medical, 7.875%, 2/1/08                    250,000     220,000
     -------------------------------------------------------------------------

     LEISURE RELATED (0.3%)
<F4> Samsonite Corp.                                        1,530     122,400
     -------------------------------------------------------------------------

     TELECOMMUNICATIONS (1.9%)
<F4> Adelphia Business Solutions                            4,610     456,390
<F4> Nextlink Communications                                5,998     305,898
     -------------------------------------------------------------------------
     TOTAL TELECOMMUNICATIONS                                         762,288
     -------------------------------------------------------------------------
     TOTAL PREFERRED SECURITIES
        (COST $5,350,576)                                           5,151,493
     =========================================================================

     COMMON STOCK AND WARRANTS (0.7%)
     CABLE TELEVISION (0.0%)
<F1> 21st Century Telecom                                   3,000       7,500
     -------------------------------------------------------------------------

     FINANCE COMPANIES (0.0%)
     Arcadia Financial Ltd.                                 1,000       1,000
     -------------------------------------------------------------------------

     LEISURE (0.0%)
<F1> Hedstrom Holdings, Inc.                               67,324         673
<F1> Samsonite Corp.                                        1,250       3,750
     -------------------------------------------------------------------------
     TOTAL LEISURE                                                      4,423
     -------------------------------------------------------------------------

     TELECOMMUNICATIONS (0.7%)
<F1> KMC Telecom Holdings, Inc.                             1,750       5,250
<F1> McLeodUSA Incorporated                                 1,369     116,108
<F1> Viatel, Inc.                                           2,840     142,533
     -------------------------------------------------------------------------
     TOTAL TELECOMMUNICATIONS                                         263,891
     -------------------------------------------------------------------------
     TOTAL COMMON STOCK AND WARRANTS
        (COST $311,399)                                               276,814
     =========================================================================

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     MONEY MARKET INVESTMENTS (5.1%)
     SECURITY BROKER (2.5%)
     Merrill Lynch, 6.06%, 5/15/00                      1,000,000    $992,593
     -------------------------------------------------------------------------

     SHORT TERM BUSINESS CREDIT (2.6%)
     CXC Incorporated, 6.25%, 4/3/00                    1,000,000     999,653
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (COST $1,992,246)                                           1,992,246
     =========================================================================
     TOTAL INVESTMENTS (101.7%)
        (COST $42,542,471)<F5>                                     39,975,351
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (-1.7%)                         (656,428)
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $39,318,923
     =========================================================================

<F1> Non-Income Producing

<F2> Step Bond security that presently receives no coupon payments. At a predetermined date the stated coupon rate becomes effective.

<F3> Defaulted Security

<F4> PIK - Payment in Kind

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

<F5> At March 31, 2000, the aggregate cost of securities for federal income tax purposes was $42,605,419 and the net unrealized depreciation of investments based on that cost was $2,630,068 which is comprised of $862,202 aggregate gross unrealized appreciation and $3,492,270 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000

                              MUNICIPAL BOND FUND

---------------------
  MUNICIPAL BOND FUND
---------------------
------------------------------------------------------------------------------
 OBJECTIVE: To seek a high level of current income exempt from federal income taxes, consistent with preservation of capital, by investing primarily in investment-grade municipal obligations.

 PORTFOLIO: Diversified investment-grade bonds, with the ability to invest up to 20% of assets in lower-rated securities.

 STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality, sector and maturity of fixed income securities.

 NET ASSETS:  $34.4 million
------------------------------------------------------------------------------

The Municipal Bond Fund is managed with balanced focus on income, total return, quality of securities and avoidance of federal income taxes. There are six major classes of securities in the Fund: revenue bonds, general obligation bonds, pre-refunded bonds, insured bonds, bonds with other credit support, and money market investments, which are cash equivalents. For revenue bonds, interest and principal is paid from revenue from a specific source which the bonds fund, such as a tollway system or a municipal power agency. General obligation bonds are secured by the general credit of the issuing municipality, which can generally raise taxes as necessary to meet obligations. Insured bonds are guaranteed by insurance companies such as Municipal Bond Individual Assurance Corporation
(MBIA) and the Financial Guaranty Insurance Company (FGIC).<F1> Pre-refunded bonds are backed by an escrow of securities, usually U.S. Treasury securities. The securities in the escrow are selected to meet the interest payments and to pay off the pre-refunded bonds on their first call date. Bonds with other credit support are backed by agencies such as GNMA, FNMA or have other guarantees that support the issuer's ability to repay the debt.

Over the 12 months ended March 31, 2000, the Fund performed in line with its major benchmark, the Lehman Brothers Municipal Bond Index. When prices of municipal bonds are down, as they have been over the last year, the index tends to perform better than most funds because it is less aggressively positioned with respect to changes in interest rates and bond prices.

In recent months, as the spread between higher and lower quality bonds has become wider, the Fund has benefited from holding very few bonds rated BBB or lower; more than 70% of the bonds in the portfolio are rated AA or higher. The Fund benefited also from its avoidance of market discount bonds, which experience greater losses than other bonds when interest rates rise because of a potential tax impact.

During 1998 and 1999, a very large supply of new municipal bonds kept prices attractive, as states and municipalities took advantage of low interest rates to issue new debt and refinance older higher-cost bonds. In the early months of 2000, the supply of new bonds is much lower than in the prior year, and supply is expected to continue low for two reasons: there is less refunding of older issues, and issuers have less need of new debt because the strong economy is generating strong tax revenues.

The current stance with regard to interest rates is neutral, meaning that investments are made with no strong expectation of either rising or falling interest rates. Although short-term rates have been rising as the Federal Reserve has raised the Federal Funds Rate, long-term rates have fallen, in part because of the U.S. Treasury's announced plans to buy back Treasury bonds and the potential for reduced Treasury bond issuance.

The market for U.S. Treasury bonds is therefore experiencing an unusual phenomenon called an "inverted yield curve," which means that yields on bonds with the longest maturities are lower than yields on short-term bonds. Normally, yields on long-term bonds are higher than on short-term bonds because investors require a premium to commit for a long time period. The municipal bond yield curve has never been inverted, but it is currently flatter than normal, and it is expected to continue to flatten. The portfolio is therefore positioned to perform well in a flattening yield-curve environment.

<F1> Insurance applies only to the prompt payment of principal and interest of the bonds in the Fund and does not remove the market risks associated with your investment. There is also no guarantee that the insurer will be able to meet its commitments.

PERCENTAGE HOLDINGS
3/31/00

Insured Bonds                             36%

Revenue Bonds                             24%

Bonds with Other Credit Support           14%

Pre-refunded Bonds                        10%

Cash Equivalents                          10%

General Obligation Bonds                   6%

                      M A S O N   S T R E E T   F U N D S

                              MUNICIPAL BOND FUND

PERFORMANCE RELATIVE TO LEHMAN BROTHERS
MUNICIPAL BOND INDEX

                                              MUNICIPAL
                                              BOND FUND     LEHMAN BROTHERS
                  MUNICIPAL     MUNICIPAL      CLASS B         MUNICIPAL
                  BOND FUND     BOND FUND    REDEMPTION          BOND
                   CLASS A       CLASS B        VALUE            INDEX
---------------------------------------------------------------------------
3/31/97             9,524        10,000                          10,000
9/30/97            10,263        10,735                          10,656
3/31/98            10,641        11,093                          11,071
9/30/98            11,118        11,552                          11,584
3/31/99            11,324        11,728                          11,758
9/31/99            11,064        11,420                          11,503
3/31/00            11,313        11,639        11,339            11,747

TOTAL RETURN                                                  Average
                                                               Annual
                                                  One          Since
For the periods ended March 31, 2000             Year      Inception<F1>
-------------------------------------------------------------------------
Municipal Bond Fund
(Class A - without initial sales charge)      (0.10)%          5.91%
-------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                                    (0.08)%          5.51%
-------------------------------------------------------------------------

<F1>Fund inception date is 3/31/97. Returns are annualized.

The total return performance for the Municipal Bond Fund is shown in comparison with the Lehman Brothers Municipal Bond Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the Municipal Bond Fund. The index cannot be invested in directly and does not include sales charges.

The Lehman Brothers Municipal Bond Index includes municipal bonds that have: a minimum credit rating of Baa; been issued as part of an issuance of at least $50 million; a maturity value of at least $3 million; a maturity of at least one year; and been issued after December 31, 1990. As of March 31, 2000, the index included 38,846 issues totaling over $706 billion in market value. The index represents approximately 50% of the municipal bond market capitalization.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 5% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

     SCHEDULE OF INVESTMENTS
                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     MUNICIPAL BONDS (105.4%)
     ARIZONA (0.6%)
     Maricopa County, Arizona Pollution
        Control Corp., Variable Coupon,
        5/1/29 RB                                         200,000    $200,000
     -------------------------------------------------------------------------

     CALIFORNIA (2.8%)
     California Housing Financing Agency,
        5.75%, 2/1/29 RB, MBIA, AMT                     1,000,000     975,180
     -------------------------------------------------------------------------

     COLORADO (3.3%)
     Douglas County, Colorado School
        District RE.1, 6.5%, 12/15/16
        GO, PR, MBIA                                    1,050,000   1,131,543
     -------------------------------------------------------------------------

     DISTRICT OF COLUMBIA (3.5%)
     District of Columbia,
        5.1%, 6/1/03 GO, AMBAC                          1,000,000   1,005,880
     District of Columbia,
        Variable Coupon, 6/1/03 GO                        200,000     200,000
     -------------------------------------------------------------------------
     TOTAL                                                          1,205,880
     -------------------------------------------------------------------------

     FLORIDA (2.5%)
     Lee County, Florida Water & Sewer,
         4.75%, 10/1/23 RB, AMBAC                       1,000,000     866,770
     -------------------------------------------------------------------------

     GEORGIA (8.9%)
     Atlanta, Georgia Airport,
        5.5%, 1/1/26 RB, FGIC                           1,000,000     961,370
     Cartersville Development Authority
        Water & Waste Facility,
        7.4%, 11/1/10 RB, AMT                           1,000,000   1,133,220
     Columbia County, Georgia Water &
        Sewer, 5.5%, 6/1/25 RB, FGIC                    1,000,000     964,940
     -------------------------------------------------------------------------
     TOTAL                                                          3,059,530
     -------------------------------------------------------------------------

     ILLINOIS (16.2%)
     Chicago, Illinois Capital
        Appreciation - City Colleges,
        0.0%, 1/1/28 GO, FGIC                           3,170,000     605,565
     Chicago, Illinois O'Hare
        International Airport,
        5.7%, 1/1/08 RB, MBIA, AMT                      1,000,000   1,022,610
     Illinois Health FACS,
        Variable Coupon, 8/1/26 RB, MBIA                  900,000     900,000
     Illinois State Sales Tax,
        6.375%, 6/15/17 RB                              1,450,000   1,524,052
     Metropolitan Fair & Exposition
        Illinois, 5.0%, 6/1/15 RB, BIGI                 1,000,000     938,660

                                                        MARCH 31, 2000

                              MUNICIPAL BOND FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     ILLINOIS (CONTINUED)
     Insurance purchase by MBIA
     Metropolitan Pier & Exposition,
        Dedicated State Tax,
        0.0%, 12/15/12 RB, MBIA                         1,140,000    $570,741
     -------------------------------------------------------------------------
     TOTAL                                                          5,561,628
     -------------------------------------------------------------------------

     INDIANA (0.3%)
<F1> Indiana State Toll Financial Authority,
        6.0%, 7/1/15 RB                                   100,000     100,102
     -------------------------------------------------------------------------

     KENTUCKY (9.3%)
     Kentucky Higher Education Student
        Loan Corp., 5.15%, 6/1/02
        RB, GTD STD LNS                                 1,130,000   1,138,554
     Louisville & Jefferson County,
        Kentucky Regional Airport
        Authority, 6.5%, 7/1/17
        RB, MBIA, AMT                                   1,000,000   1,064,250
     Russell County, Kentucky School
        District Finance Corp.,
        5.6%, 3/1/19 RB                                   465,000     465,093
     Russell County, Kentucky School
        District Finance Corp.,
        5.6%, 3/1/18 RB                                   520,000     523,255
     -------------------------------------------------------------------------
     TOTAL                                                          3,191,152
     -------------------------------------------------------------------------

     MAINE (3.0%)
     Regional Waste System Inc.,
        Maine Solid Waste Res Recovery,
        6.25%, 7/2/11                                   1,000,000   1,045,460
     -------------------------------------------------------------------------

     NEBRASKA (2.9%)
     Nebraska Investment Financial
        Authority, Single Family, Housing,
        6.25%, 3/1/21 RB, GNMA,
        FNMA, FHLMC, AMT                                  990,000   1,000,177
     -------------------------------------------------------------------------

     NEW YORK (17.3%)
     Metropolitan Transportation Authority,
        5.625%, 7/1/25 RB, MBIA                         1,000,000     973,620
     New York City Municipal Water
        Finance Authority,
        5.75%, 6/15/29 RB                               1,000,000     979,810
     New York, New York Series I,
        6.0%, 4/15/09 GO                                1,000,000   1,050,280
     New York St Dormitory Authority,
        5.125%, 2/15/08 RB                              1,000,000     976,540
     New York, New York,
        Variable Coupon, 10/1/21 GO                       200,000     200,000

                                                       Shares/Par Market Value
     -------------------------------------------------------------------------
     NEW YORK (CONTINUED)
     New York, New York,
        Variable Coupon, 8/15/18 GO                       300,000    $300,000
     TSASC, Inc., New York,
        6.0%, 7/15/19 RB                                1,500,000   1,475,460
     -------------------------------------------------------------------------
     TOTAL                                                          5,955,710
     -------------------------------------------------------------------------

     NORTH CAROLINA (0.3%)
     North Carolina Eastern Municipal
        Power Agency System,
        4.0%, 1/1/18 RB, PR                               145,000     118,467
     -------------------------------------------------------------------------

     OHIO (7.1%)
     Ohio Housing Financial Agency,
        6.2%, 9/1/14 RB, GNMA                             910,000     931,485
     Ohio State Air Quality Development
        Authority, Variable Coupon,
        10/1/27 RB, AMBAC                               1,500,000   1,500,000
     -------------------------------------------------------------------------
     TOTAL                                                          2,431,485
     -------------------------------------------------------------------------

     PENNSYLVANIA (11.2%)
     Allegheny County, Pennsylvania
        County Hospital, 7.5%, 8/1/13 RB                1,690,000   1,570,585
     Lehigh County, Pennsylvania
        General Purpose,
        9.5%, 11/1/16 RB, PR                            1,000,000   1,092,670
     Pennsylvania Higher Education
        Authority, Variable Coupon, 9/1/26
        RB, AMBAC, AMT                                  1,000,000   1,182,500
     -------------------------------------------------------------------------
     TOTAL                                                          3,845,755
     -------------------------------------------------------------------------

     RHODE ISLAND (3.0%)
     Providence, Rhode Island Public
        Building Authority,
        5.5%, 12/15/12 RB, AMBAC                        1,000,000   1,023,770
     -------------------------------------------------------------------------

     TEXAS (10.3%)
     Brazos, Texas, Higher Education
        Authority, 5.5%, 6/1/02
        RB, GTD STD LNS, AMT                              965,000     976,995
     Harris County, Texas Health Facility,
        Daily Floating Rate,
        2/15/22 RB, MBIA                                  200,000     200,000
     Odessa Texas Junior College District,
        8.125%, 12/1/18 RB, PR                          1,100,000   1,239,496
     Round Rock, Texas Independent
        School District, 6.5%, 8/1/10
        GO, PSF, GTD STD LNS                            1,000,000   1,106,620
     -------------------------------------------------------------------------
     TOTAL                                                          3,523,111
     -------------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                              MUNICIPAL BOND FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     WASHINGTON (2.9%)
     Port Seattle, Washington Passenger
        Facility, 5.0 %, 12/1/05
        RB, AMBAC, AMT                                  1,000,000    $994,820
     -------------------------------------------------------------------------
     TOTAL MUNICIPAL BONDS                                         36,230,540
     =========================================================================
     TOTAL INVESTMENTS (105.4%)
        (COST $36,342,173)<F2>                                     36,230,540
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (-5.4%)                       (1,866,150)
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $34,364,390
     =========================================================================

<F1> Securities segregated or earmarked as collateral for futures and delayed settlements. There were no open futures contracts as of March 31, 2000.

<F2> At March 31, 2000, the aggregate cost of securities for federal income tax purposes was $36,402,790 and the net unrealized depreciation of investments based on that cost was $172,250 which is comprised of $411,420 aggregate gross unrealized appreciation and $583,670 aggregate gross unrealized depreciation.

 RB = Revenue Bond
 GO = General Obligation
 PR = Pre-refunded security will be called on the first call date
      (with certainty)
 AMT = Subject to the Alternative Minimum Tax

 Scheduled principal and interest payments are guaranteed by:
 AMBAC (AMBAC Indemnity Corporation)
 BIGI (Bond Investors Guarantee Insurance)
 FGIC (Financial Guaranty Insurance Company)
 FHLMC (Federal Home Loan Mortgage Corporation)
 FNMA (Federal National Mortgage Association)
 GNMA (Government National Mortgage Association)
 GTD STD LNS (Guaranteed Student Loans)
 MBIA (Municipal Bond Insurance Organization)
 PSF (Permanent School Fund, State of Texas)

 The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000

                                SELECT BOND FUND

 ------------------
   SELECT BOND FUND
 ------------------
 ----------------------------------------------------------------------------
 OBJECTIVE: To seek high income and capital appreciation, consistent with preservation of capital.

 PORTFOLIO: Diversified investment-grade corporate, mortgage-backed, Treasury and government agency bonds, with maturities generally exceeding one year.

 STRATEGY: To actively manage the portfolio to take advantage of changes in interest rates, quality and maturity of fixed income securities.

 NET ASSETS:  $34.7 million
-----------------------------------------------------------------------------

The Select Bond Fund invests in high-quality debt securities, primarily government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturity are altered with moderate adjustments in recognition or anticipation of interest rate changes.

The recent market environment has been challenging for bond funds in general because investors have shunned the modest but relatively secure returns offered by bonds in favor of the excitement and uncertain but potentially high returns of technology stocks. The result has been a net outflow of cash from most bond funds. In this difficult environment, the Select Bond Fund has performed well over the last year, outperforming the indices with which it is compared. Throughout 1999, the Fund was managed with a defensive posture toward interest rates, predicting correctly that rates were likely to rise. A neutral position with regard to interest rates at the end of October locked in these gains through March 31, as rates on long-term bonds began to fall in January.

The Fund's focus in recent months has been on quality and liquidity, with holdings concentrated in well-known names with ratings of AA or better. To take advantage of the relatively wide spreads between corporate and U.S. government bonds, some government securities have recently been replaced with high-quality corporate issues. During the first quarter of 2000 the position in mortgages was reduced because mortgages appeared somewhat rich relative to corporate bonds.


PERCENTAGE HOLDINGS
3/31/00

Corporate Bonds                                       33%

Mortgage-Backed and Asset-Backed Securities           32%

U.S. Agencies                                         20%

Money Market Investments, Net of Other Assets         8%

U.S. Treasury Securities                              7%


The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments. Consistent with the Fund's stated parameters, no more than 15% of the portfolio is invested in foreign securities, and no more than 15% is invested in high yield securities.

                      M A S O N   S T R E E T   F U N D S

                                SELECT BOND FUND

PERFORMANCE RELATIVE TO MERRILL LYNCH DOMESTIC MASTER INDEX

                                               SELECT
                                              BOND FUND      MERRILL
                   SELECT        SELECT        CLASS B    LYNCH DOMESTIC
                  BOND FUND     BOND FUND    REDEMPTION       MASTER
                   CLASS A       CLASS B        VALUE         INDEX
------------------------------------------------------------------------
3/31/97             9,524        10,000                       10,000
9/30/97            10,358        10,838                       10,712
3/31/98            10,677        11,134                       11,205
9/30/98            10,743        11,165                       11,955
3/31/99            11,168        11,569                       11,934
9/30/99            11,261        11,627                       11,908
3/31/00            11,420        11,741        11,467         12,167


TOTAL RETURN                                              Average
                                                           Annual
                                             One           Since
For the periods ended March 31, 2000        Year       Inception<F1>
--------------------------------------------------------------------
Select Bond Fund
 (Class A - without initial sales charge)  2.26%            6.24%
--------------------------------------------------------------------
Merrill Lynch
Domestic Master Index                      1.95%            6.75%
--------------------------------------------------------------------

<F1> Fund inception date is 3/31/97. Returns are annualized.

Since the Fund invests broadly in U.S. government, mortgage and corporate bonds, the graph depicts an appropriate comparison to the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities. The index cannot be invested in directly and does not include sales charges.

This graph assumes an initial investment of $10,000 made in Class A and Class B shares, with all sales charges on March 31, 1997 (commencement of operations). Returns shown include fee waivers and deductions for all Fund expenses. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns on p. 3 reflect the maximum sales charge for Class A and a 5% contingent deferred sales charge for Class B One Year and 3% for Since Inception.

     SCHEDULE OF INVESTMENTS
                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     BONDS (92.0%)
     CORPORATE BONDS (33.1%)
     AUTOMOTIVE (3.2%)
     Ford Motor Credit Company,
        6.3%, 7/16/02                                     300,000    $300,534
     Ford Motor Credit Company,
        7.375%, 10/28/09                                  300,000     293,490
     General Motors Acceptance
        Corporation, 7.75%, 1/19/10                       500,000     500,370
     -------------------------------------------------------------------------
     TOTAL                                                          1,094,394
     -------------------------------------------------------------------------

     BANK HOLDING COMPANIES (1.4%)
     Nationsbank Lease Pass Through
        Trust, Series 1997-A,
        7.442%, 1/10/11                                   479,347     470,699
     -------------------------------------------------------------------------

     CONSUMER PRODUCTS (3.6%)
     Johnson & Johnson, 6.625%, 9/1/09                    700,000     676,640
     Procter & Gamble Company,
        6.875%, 9/15/09                                   600,000     584,186
     -------------------------------------------------------------------------
     TOTAL                                                          1,260,826
     -------------------------------------------------------------------------

     ELECTRIC SERVICES (6.1%)
     Comed Transitional Funding Trust,
        Series 1998-1, Class A7,
        5.74%, 12/25/10                                   750,000     668,370
     Peco Energy Transition Trust,
        Series 1999-A, Class A7,
        6.13%, 3/1/09                                     800,000     736,256
     Scottish Power PLC, 5.65%, 11/1/06                   550,000     495,513
     South Carolina Electric & Gas,
        6.125%, 3/1/09                                    250,000     227,985
     -------------------------------------------------------------------------
     TOTAL                                                          2,128,124
     -------------------------------------------------------------------------

     FINANCE (2.2%)
     General Electric Capital Corporation,
        8.75%, 5/21/07                                    700,000     755,265
     -------------------------------------------------------------------------

     FOOD AND BEVERAGE (2.2%)
     Anheuser-Busch Companies, Inc.,
        7.5%, 3/15/12                                     750,000     752,708
     -------------------------------------------------------------------------

     GENERAL MERCHANDISE STORES (3.8%)
     The Home Depot, Inc., 6.5%, 9/15/04                  950,000     933,327
     Wal-Mart Stores, Inc., 6.55%, 8/10/04                250,000     244,998
     Wal-Mart Stores, Inc., 6.875%, 8/10/09               150,000     146,025
     -------------------------------------------------------------------------
     TOTAL                                                          1,324,350
     -------------------------------------------------------------------------
     INTEGRATED OIL COMPANIES (1.4%)
     Chevron Corporation,
         6.625%, 10/1/04                                  500,000     489,649
     -------------------------------------------------------------------------

                                                        MARCH 31, 2000

                                SELECT BOND FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     MANUFACTURING (1.3%)
     Honeywell International, Inc.,
        7.5%, 3/1/10                                      455,000    $459,911
     -------------------------------------------------------------------------

     PUBLISHING (2.3%)
     Times Mirror Company,
        7.45%, 10/15/09                                   800,000     787,450
     -------------------------------------------------------------------------

     TELECOMMUNICATIONS (2.7%)
     New England Telephone and Telegraph,
        5.875%, 4/15/09                                   500,000     448,217
     Vodafone AirTouch PLC, Series 144A,
        7.75%, 2/15/10                                    500,000     503,956
     -------------------------------------------------------------------------
     TOTAL                                                            952,173
     -------------------------------------------------------------------------

     TEXTILES (0.5%)
<F1> Polysindo International Finance,
        11.375%, 6/15/06                                  800,000     168,000
     -------------------------------------------------------------------------

     TRANSPORTATION SERVICES (2.4%)
     United Parcel Service, 8.375%, 4/1/20                750,000     828,104
     -------------------------------------------------------------------------
     TOTAL CORPORATE BONDS                                         11,471,653
     -------------------------------------------------------------------------

     GOVERNMENT BONDS
        (DOMESTIC AND FOREIGN)
        AND AGENCY BONDS (26.7%)
     FEDERAL GOVERNMENT AND AGENCIES (26.7%)
     Aid-Israel, 0.0%, 11/1/24                          1,500,000     322,454
     Federal Home Loan Bank,
        5.54%, 1/8/09                                     300,000     265,174
     Federal National Mortgage
        Association, 5.97%, 10/1/08                       390,543     359,857
     Federal National Mortgage
        Association, 6.22%, 2/1/06                        478,381     451,949
     Federal National Mortgage
        Association, 6.265%, 10/1/08                      246,073     230,502
     Federal National Mortgage
        Association, 6.39%, 4/1/08                        484,944     458,594
     Federal National Mortgage
        Association, 6.96%, 10/1/07                       293,410     286,197
     Federal National Mortgage
        Association, 7.36%, 4/1/11                        468,985     469,576
     Federal National Mortgage
        Association, 7.5%, 10/1/27                        901,309     888,914
     Federal National Mortgage
        Association, 10.0%, 10/1/17                        24,966      26,670
     Federal National Mortgage
        Association, 11.0%, 12/1/12                        13,919      15,189
     Federal National Mortgage
        Association, 11.0%, 9/1/17                        201,930     224,144

                                                       Shares/Par Market Value
     -------------------------------------------------------------------------
     FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
     Federal National Mortgage
        Association, 11.0%, 12/1/17                        60,252     $66,257
     Federal National Mortgage
        Association, 11.0%, 2/1/18                         77,496      85,194
     Federal National Mortgage
        Association, 11.5%, 4/1/18                        105,879     118,099
     Federal National Mortgage
        Association, 12.0%, 9/1/12                        196,838     220,697
     Federal National Mortgage
        Association, 12.0%, 12/1/12                        39,543      44,315
     Federal National Mortgage
        Association, 12.0%, 9/1/17                         61,367      69,305
     Federal National Mortgage
        Association, 12.0%, 10/1/17                        64,752      73,117
     Federal National Mortgage
        Association, 12.0%, 12/1/17                        61,130      69,155
     Federal National Mortgage
        Association, 12.0%, 2/1/18                         70,386      79,570
     Federal National Mortgage
        Association, 12.25%, 1/1/18                        33,448      37,869
     Federal National Mortgage
        Association, 12.5%, 4/1/18                         47,328      53,940
     Federal National Mortgage
        Association, 13.0%, 11/1/12                        29,448      33,574
     Federal National Mortgage
        Association, 13.0%, 11/1/17                       120,502     139,295
     Federal National Mortgage
        Association, 13.0%, 12/1/17                        33,558      38,756
     Federal National Mortgage
        Association, 13.0%, 2/1/18                         80,348      92,819
     Federal National Mortgage
        Association, 14.0%, 12/1/17                        22,778      27,057
     Government National Mortgage
        Association, 7.5%, 6/15/28                        308,959     306,391
     Government National Mortgage
        Association, 8.0%, 12/15/26                       329,170     333,422
     Government National Mortgage
        Association, 8.0%, 7/15/27                        197,694     199,998
     Government National Mortgage
        Association, 11.0%, 1/15/18                       319,414     349,769
     US Treasury, 5.875%, 11/15/04                        705,000     692,222
     US Treasury, 6.0%, 8/15/09                           523,000     516,299
     U.S. Treasury Inflation Index Bond,
        3.875%, 4/15/29                                 1,368,635   1,373,901
     Vendee Mortgage Trust, Series 1998-3,
        Class E, 6.5%, 3/15/29                            250,000     221,203
     -------------------------------------------------------------------------
     TOTAL                                                          9,241,444
     -------------------------------------------------------------------------
     TOTAL GOVERNMENT AND AGENCY BONDS                              9,241,444
     -------------------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

                                SELECT BOND FUND
                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (32.2%)
     COMMERCIAL MORTGAGES (21.0%)
     Asset Securitization Corporation,
        Series 1996-MD6, Class CS1, IO,
        1.29356%, 11/13/26                             12,461,226    $331,344
     Asset Securitization Corporation,
        Series 1997-D5, Class A3,
        6.61906%, 2/14/41                                 450,000     415,840
     Chase Commercial Mortgage Securities
        Corp., Series 1997-2, Class A2,
        6.6%, 11/19/07                                    500,000     473,828
     Chase Commercial Mortgage Securities
        Corp., Series 1997-2, Class B,
        6.6%, 11/19/07                                    500,000     470,034
     Commercial Mortgage Acceptance
        Corporation, Series 1997-ML1,
        Class B, 6.48918%, 12/15/07                       500,000     475,035
     Credit Suisse First Boston Mortgage
        Securities Corp., Series 1997-C1,
        Class A2, 7.26%, 6/20/07                          237,843     229,179
     Credit Suisse First Boston Mortgage
        Securities Corp., Series 1997-C1,
        Class B, 7.28%, 6/20/07                           250,000     239,117
     Criimi Mae Commercial Mortgage
        Trust, Series 1998-C1, Class A1,
        7.0%, 11/2/06                                     500,000     449,880
     Criimi Mae Commercial Mortgage
        Trust, Series 1998-C1, Class B,
        7.0%, 11/2/11                                     600,000     462,000
     DLJ Commercial Mortgage
        Corporation, Series 1998-CF1,
        Class S, IO, .37894%, 1/15/18                  19,866,316     694,924
     DLJ Mortgage Acceptance
        Corporation, Series 1997-CF2,
        Class S, IO, .27459%, 10/15/17                 29,227,235     607,378
     DLJ Mortgage Acceptance
        Corporation, Series 1994-MF11,
        Class A1, 8.1%, 6/18/04                           252,547     257,880
     DLJ Mortgage Acceptance
        Corporation, Series 1994-MF11,
        Class A2, 8.1%, 6/18/04                           350,000     356,696
     LB Mortgage Trust, Series 1991-2,
        Class A3, 8.3962%, 1/20/17                        464,227     479,500
     Midland Realty Acceptance
        Corporation, Series 1996-C2,
        Class AEC, IO, 1.3534%, 1/25/29                 8,951,904     488,237
     Mortgage Capital Funding, Inc.,
        Series 1997-MC1, Class A3,
        7.288%, 3/20/07                                   400,000     391,488

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     COMMERCIAL MORTGAGES (CONTINUED)
     Nomura Asset Securities Corporation,
        Series 1998-D6, Class A2,
        6.5488%, 3/17/28                                  200,000    $185,381
     RMF Commercial Mortgage
        Pass-Through, Series 1997-1,
        Class F, 7.471%, 1/15/19                          400,000     275,212
     -------------------------------------------------------------------------
     TOTAL                                                          7,282,953
     -------------------------------------------------------------------------

     CREDIT CARD ASSET BACKED (0.4%)
     Iroquois Trust, Series 1997-2, Class A,
        6.752%, 6/25/07                                   156,015     154,187
     -------------------------------------------------------------------------

     FRANCHISE LOAN RECEIVABLES (4.2%)
     Enterprise Mortgage Acceptance
        Company, Series 1998-1, Class IO,
        1.37036%, 1/15/23                              13,319,103     866,408
     Enterprise Mortgage Acceptance
        Company, Series 1998-1, Class A2,
        6.38%, 4/15/07                                    400,000     374,236
     Global Franchise Trust, Series 1998-1,
        Class A1, 6.349%, 4/10/04                         221,774     215,779
     -------------------------------------------------------------------------
     TOTAL                                                          1,456,423
     -------------------------------------------------------------------------

     HOME EQUITY LOAN (0.9%)
     Amresco Residential Securities,
        Series 1998-2, Class A2,
        6.245%, 4/25/22                                   300,000     297,585
     -------------------------------------------------------------------------

     MANUFACTURED HOUSING (1.4%)
     Mid-State Trust, Series 6, Class A3,
        7.54%, 7/1/35                                     524,530     501,262
     -------------------------------------------------------------------------

     OTHER ASSET BACKED (3.2%)
     FMAC Loan Receivables Trust,
        Series 1998-A, Class A1,
        6.2%, 9/15/20                                     219,469     212,988
     Harley-Davidson Eaglemark
        Motorcycle Trust, Series 1998-2,
        Class A2, 5.87%, 4/15/04                          300,000     294,735
     Heilig-Meyers Master Trust,
        Series 1998-1A, Class A,
        6.125%, 1/20/07                                   500,000     478,245
     Newcourt Equipment Receivables,
        Series 1997-A, Class B,
        6.764%, 9/20/04                                   122,221     119,925
     ------------------------------------------------------------------------
     TOTAL                                                          1,105,893
     -------------------------------------------------------------------------

                                                        MARCH 31, 2000


                                SELECT BOND FUND

                                                      Shares/Par Market Value
     -------------------------------------------------------------------------
     RESIDENTIAL MORTGAGES (1.1%)
     Blackrock Capital Finance L.P.,
        Series 1997-R3, Class B3,
        7.25%, 11/25/28                                   479,608    $225,416
     Blackrock Capital Finance L.P.,
        Series 1997-R1, Class B3,
        7.75%, 3/25/37                                    320,818     150,786
     -------------------------------------------------------------------------
     TOTAL                                                            376,202
     -------------------------------------------------------------------------
     TOTAL MORTGAGE-BACKED
        AND ASSET-BACKED SECURITIES                                11,174,505
     -------------------------------------------------------------------------
     TOTAL BONDS
        (COST $34,356,074)                                         31,887,602
     =========================================================================

     MONEY MARKET INVESTMENTS (7.2%)
     FEDERAL GOVERNMENT AND AGENCIES (1.5%)

<F2> Federal Home Loan Bank,
        5.68%, 4/20/00                                    500,000     498,501
     -------------------------------------------------------------------------

     PERSONAL CREDIT INSTITUTIONS (3.7%)
     Preferred Funding, 6.06%, 5/10/00                  1,300,000   1,291,466
     -------------------------------------------------------------------------

     SHORT TERM BUSINESS CREDIT (2.0%)
     CXC Incorporated, 6.25%, 4/3/00                      700,000     699,757
     -------------------------------------------------------------------------
     TOTAL MONEY MARKET INVESTMENTS
        (COST $2,489,724)                                           2,489,724
     =========================================================================
     TOTAL INVESTMENTS (99.2%)
        (COST $36,845,798)<F3>                                     34,377,326
     =========================================================================
     OTHER ASSETS, LESS LIABILITIES (0.8%)                            288,648
     =========================================================================
     TOTAL NET ASSETS (100.0%)                                    $34,665,974
     =========================================================================

IO - Interest Only Security

<F1> Defaulted Security

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

<F2> Securities segregated or earmarked as collateral for futures and delayed settlements. Information regarding open futures contracts as of March 31, 2000 is summarized below:

                                Number of     Expiration     Unrealized
 Issuers                        Contracts        Date       Appreciation
-------------------------------------------------------------------------
 90 Day Euro Futures
      (Total notional value at
         3/31/00, $2,802,600)        12          6/00           $2,250


<F3> At March 31, 2000, the aggregate cost of securities for federal income tax purposes was $36,875,087 and the net unrealized depreciation of investments based on that cost was $2,497,761 which is comprised of $122,714 aggregate gross unrealized appreciation and $2,620,475 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                          SMALL CAP GROWTH STOCK FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000

ASSETS
--------------------------------------------------------------
Common Stocks (cost $9,066,032)                  $11,671,342
Money Market Investments (cost $799,457)             799,457
--------------------------------------------------------------
                                                  12,470,799
--------------------------------------------------------------
Cash                                                 402,082
Due from Sale of Securities                          118,365
Due from Sale of Fund Shares                          32,593
Due from Investment Advisor                            7,347
Dividends and Interest Receivable                        886
--------------------------------------------------------------
  TOTAL ASSETS                                    13,032,072
--------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                        965,495
Other Accrued Liabilities                             18,104
Due on Redemption of Fund Shares                      17,228
Accrued Registration Fees                              2,099
Accrued Distribution Expense                           1,961
Accrued Administrative Fees                            1,059
--------------------------------------------------------------
  TOTAL LIABILITIES                                1,005,946
--------------------------------------------------------------
NET ASSETS                                       $12,026,126
==============================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 683,846 shares outstanding)               $7,426,619
Undistributed Accumulated Net
 Realized Gain on Investments                      1,994,197
Net Unrealized Appreciation of
 Investment Securities                             2,605,310
--------------------------------------------------------------
NET ASSETS FOR 683,846
 SHARES OUTSTANDING                              $12,026,126
==============================================================
Per Share of Class A (Based on 576,139
 Shares Issued and Outstanding):
  OFFERING PRICE                                      $18.47
==============================================================
  NET ASSET VALUE AND REDEMPTION PRICE                $17.59
==============================================================
Per Share of Class B (Based on 107,707
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE      $17.57
==============================================================

STATEMENT OF OPERATIONS
For the Period July 12, 1999<F1> through March 31, 2000
--------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                            $22,904
 Dividends                                             4,042
--------------------------------------------------------------
  TOTAL INCOME                                        26,946
--------------------------------------------------------------
Expenses
 Management Fees                                      47,936
 Registration Fees                                    33,937
 Transfer Agent Fees                                  30,396
 Audit Fees                                           15,061
 Shareholder Servicing Fees                           14,099
 Shareholder Reporting Expenses                       11,723
 Distribution Fees:
  Class A                                              4,927
  Class B                                              5,341
 Custody Fees                                          9,281
 Professional Fees                                     6,534
 Administrative Fees                                   5,640
 Directors Fees                                        4,955
 Other Expenses                                        1,018
--------------------------------------------------------------
  TOTAL EXPENSES                                     190,848
--------------------------------------------------------------
  Less:
    Custodian Fees Paid Indirectly                   (1,710)
    Expenses Reimbursed by Affiliates              (107,266)
--------------------------------------------------------------
  TOTAL NET EXPENSES                                  81,872
--------------------------------------------------------------
 NET INVESTMENT LOSS                                (54,926)
--------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on:
 Investment Securities                             2,245,316
 Futures Contracts                                    42,048
--------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                 2,287,364
--------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION
    OF INVESTMENTS FOR THE PERIOD                  2,605,310
--------------------------------------------------------------
NET GAIN ON INVESTMENTS                            4,892,674
--------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                        $4,837,748
==============================================================

<F1> Fund commenced operations on July 12, 1999.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000

                          SMALL CAP GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                           For the Period
                                                         July 12, 1999<F1>
                                                              through
                                                           March 31, 2000
-------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Loss                                        $(54,926)
  Net Realized Gain on Investments                           2,287,364
  Net Change in Unrealized Appreciation of
   Investments for the Period                                2,605,310
----------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations     4,837,748
----------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                                       (5,156)
  Distributions to Class A Shareholders from Net
   Realized Gain on Investments                              (233,827)
  Distributions to Class B Shareholders from Net
   Investment Income                                                 _
  Distributions to Class B Shareholders from Net
   Realized Gain on Investments                               (30,179)
----------------------------------------------------------------------
    Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                           (269,162)
----------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 626,286 Shares                       6,897,912
  Proceeds from Shares Issued on Reinvestment of
   Distributions Paid (16,684 shares)                          236,250
  Payments for 67,331 Shares Redeemed                      (1,007,191)
----------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions (575,639 shares)        6,126,971
----------------------------------------------------------------------
 Class B
  Proceeds from Sale of 106,798 Shares                       1,320,550
  Proceeds from Shares Issued on Reinvestment of
   Distributions Paid (2,131 shares)                            30,159
  Payments for 1,722 Shares Redeemed                          (30,140)
----------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions (107,207 shares)        1,320,569
----------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS                               12,016,126

NET ASSETS
 Beginning of Period                                            10,000
----------------------------------------------------------------------
 END OF PERIOD                                             $12,026,126
======================================================================

<F1> Fund commenced operations on July 12, 1999.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                          SMALL CAP GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS

                                                                                  CLASS A                     CLASS B
                                                                                 --------                    --------
                                                                              For the Period              For the Period
                                                                             July 12, 1999<F1>           July 12, 1999<F1>
                                                                                  through                     through
(For a share outstanding throughout the period)                               March 31, 2000              March 31, 2000
--------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                              $10.00                    $10.00
    Income from Investment Operations:
       Net Investment Income (Loss)                                                 (0.08)<F4>                (0.10)<F4>
       Net Realized and Unrealized Gains (Losses) on Investments                      8.12                      8.09
--------------------------------------------------------------------------------------------------------------------------
         TOTAL FROM INVESTMENT OPERATIONS                                             8.04                      7.99
--------------------------------------------------------------------------------------------------------------------------
    Less Distributions:
       Distributions from Net Investment Income                                     (0.01)                         _
       Distributions from Realized Gains on Investments                             (0.44)                    (0.42)
--------------------------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                                                        (0.45)                    (0.42)
--------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                                    $17.59                    $17.57
==========================================================================================================================
  TOTAL RETURN<F2>                                                              81.52%<F5>                80.95%<F5>
==========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                                    $10,133,996                $1,892,130
==========================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                  3.31%<F3>                 3.89%<F3>
==========================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                    1.40%<F3>                 2.05%<F3>
==========================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                           (0.92)%<F3>               (1.57)%<F3>
==========================================================================================================================
  PORTFOLIO TURNOVER RATE                                                           89.96%                    89.96%
==========================================================================================================================

<F1> Fund commenced operations on July 12, 1999.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges.
     Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
<F3> Computed on an annualized basis.
<F4> Calculated prior to adjustment for certain book and tax income differences.
<F5> Reflects total return for the period 7/12/99 - 3/31/00. Returns are not annualized.


The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000

                          AGGRESSIVE GROWTH STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000
--------------------------------------------------------------
ASSETS
Common Stocks (cost $51,978,075)                 $88,493,917
Money Market Investments (cost $4,678,435)         4,678,435
--------------------------------------------------------------
                                                  93,172,352
--------------------------------------------------------------
Cash                                                 230,989
Due from Sale of Securities                        4,548,772
Due from Sale of Fund Shares                          85,999
Unamortized Organizational Costs                       8,255
Dividends and Interest Receivable                      3,653
--------------------------------------------------------------
  TOTAL ASSETS                                    98,050,020
--------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                      1,665,004
Other Accrued Liabilities                             56,347
Due to Investment Advisor                             33,839
Due on Redemption of Fund Shares                      28,520
Accrued Distribution Expense                           8,631
Accrued Administrative Fees                            7,940
Accrued Shareholder Servicing Fees                       534
--------------------------------------------------------------
  TOTAL LIABILITIES                                1,800,815
--------------------------------------------------------------
NET ASSETS                                       $96,249,205
==============================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 4,150,631 shares outstanding)            $49,644,742
Undistributed Accumulated Net
 Realized Gain on Investments                     10,088,621
Net Unrealized Appreciation of
 Investment Securities                            36,515,842
--------------------------------------------------------------
NET ASSETS FOR 4,150,631
 SHARES OUTSTANDING                              $96,249,205
==============================================================
Per Share of Class A (Based on 3,651,913
 Shares Issued and Outstanding):
  OFFERING PRICE                                      $24.39
==============================================================
  NET ASSET VALUE AND REDEMPTION PRICE                $23.23
==============================================================
Per Share of Class B (Based on 498,718
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE      $22.86
==============================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2000
--------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                           $275,854
 Dividends                                            47,910
--------------------------------------------------------------
  TOTAL INCOME                                       323,764
--------------------------------------------------------------
Expenses
 Management Fees                                     504,716
 Shareholder Servicing Fees                          168,239
 Distribution Fees:
  Class A                                             59,896
  Class B                                             55,123
 Transfer Agent Fees                                  90,891
 Administrative Fees                                  67,295
 Other Expenses                                       59,716
 Custody Fees                                         24,556
 Registration Fees                                    24,054
--------------------------------------------------------------
  TOTAL EXPENSES                                   1,054,486
--------------------------------------------------------------
  Less:
    Custodian Fees Paid Indirectly                   (3,538)
    Other Expenses Reimbursed by Affiliates        (132,250)
--------------------------------------------------------------
  TOTAL NET EXPENSES                                 918,698
--------------------------------------------------------------
 NET INVESTMENT LOSS                               (594,934)
--------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain (Loss) on Investments:
 Investment Securities                            16,621,258
 Futures Contracts                                  (35,489)
--------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                16,585,769
--------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION
    OF INVESTMENTS FOR THE PERIOD                 27,872,951
--------------------------------------------------------------
NET GAIN ON INVESTMENTS                           44,458,720
--------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                       $43,863,786
==============================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                          AGGRESSIVE GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            For the            For the
                                                                                          Year Ended          Year Ended
                                                                                        March 31, 2000      March 31, 1999
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Loss                                                                   $(594,934)          $(372,860)
    Net Realized Gain on Investments                                                      16,585,769           2,546,341
    Net Change in Unrealized Appreciation (Depreciation) of Investments for the Period    27,872,951         (3,477,719)
---------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting from Operations                    43,863,786         (1,304,238)
---------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
    Distributions to Class A Shareholders from Net Realized Gain on Investments          (6,860,994)           (700,361)
    Distributions to Class B Shareholders from Net Realized Gain on Investments            (860,509)            (69,963)
---------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders           (7,721,503)           (770,324)
---------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
    Proceeds from Sale of 258,390 and 416,459 Shares                                       4,740,641           5,382,644
    Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (350,616 and 50,009 shares)                                                         6,850,878             699,202
    Payments for 149,669 and 145,127 Shares Redeemed                                     (2,807,737)         (1,845,647)
---------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
         Class A Fund Share Transactions (459,337 and 321,341 shares)                      8,783,782           4,236,199
---------------------------------------------------------------------------------------------------------------------------
  Class B
    Proceeds from Sale of 150,124 and 241,417 Shares                                       2,665,164           3,182,223
    Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (43,399 and 5,009 shares)                                                             835,907              69,331
    Payments for 40,600 and 30,203 Shares Redeemed                                         (713,616)           (387,831)
---------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
         Class B Fund Share Transactions (152,923 and 216,223 shares)                      2,787,455           2,863,723
---------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                            47,713,520           5,025,360

NET ASSETS
  Beginning of Period                                                                     48,535,685          43,510,325
---------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD                                                                          $96,249,205         $48,535,685
===========================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000

                          AGGRESSIVE GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS

                                             CLASS A         CLASS A        CLASS A       CLASS B        CLASS B       CLASS B
                                            --------         -------        -------       --------       --------      --------
                                             For the         For the        For the       For the        For the       For the
                                           Year Ended       Year Ended     Year Ended    Year Ended     Year Ended    Year Ended
(For a share                                March 31,       March 31,      March 31,     March 31,      March 31,     March 31,
outstanding throughout the year)              2000            1999           1998          2000           1999          1998
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period       $13.73           $14.50         $10.00        $13.58         $14.43        $10.00
    Income from Investment Operations:
       Net Investment Loss               (0.21)<F3>           (0.11)     (0.12)<F1>    (0.27)<F3>         (0.19)        (0.21)
       Net Realized and Unrealized Gains
         (Losses) on Investments              11.82           (0.43)           5.18         11.59         (0.43)          5.18
--------------------------------------------------------------------------------------------------------------------------------
         TOTAL FROM INVESTMENT OPERATIONS     11.61           (0.54)           5.06         11.32         (0.62)          4.97
--------------------------------------------------------------------------------------------------------------------------------
    Less Distributions:
       Distributions from Net
         Investment Income                        _                _              _             _              _             _
       Distributions from Realized Gains
         on Investments                      (2.11)           (0.23)         (0.56)        (2.04)         (0.23)        (0.54)
--------------------------------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                 (2.11)           (0.23)         (0.56)        (2.04)         (0.23)        (0.54)
--------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD             $23.23           $13.73         $14.50        $22.86         $13.58        $14.43
================================================================================================================================
  TOTAL RETURN,<F2>                          87.53%          (3.78)%         51.57%        86.13%        (4.35)%        50.59%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD             $84,847,655      $43,840,289    $41,640,193   $11,401,550     $4,695,396    $1,870,132
================================================================================================================================
  RATIO OF GROSS EXPENSES TO
    AVERAGE NET ASSETS                        1.50%            1.62%          1.64%         2.15%          2.27%         2.29%
================================================================================================================================
  RATIO OF NET EXPENSES TO
    AVERAGE NET ASSETS                        1.30%            1.30%          1.30%         1.95%          1.95%         1.95%
================================================================================================================================
  RATIO OF NET INVESTMENT LOSS TO
    AVERAGE NET ASSETS                      (0.82)%          (0.80)%        (0.96)%       (1.47)%        (1.45)%       (1.61)%
================================================================================================================================
  PORTFOLIO TURNOVER RATE                    92.54%           84.46%         64.91%        92.54%         84.46%        64.91%
================================================================================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges.
     Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
<F3> Calculated prior to adjustment for certain book and tax income differences.


The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                           INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000
--------------------------------------------------------------
ASSETS
Common Stocks (cost $33,059,201)                 $34,798,651
Money Market Investments (cost $3,683,139)         3,683,139
--------------------------------------------------------------
                                                  38,481,790
--------------------------------------------------------------
Cash                                                  94,397
Dividends Receivable                                  99,049
Due from Sale of Fund Shares                          36,413
Unamortized Organizational Costs                       8,301
--------------------------------------------------------------
  TOTAL ASSETS                                    38,719,950
--------------------------------------------------------------
LIABILITIES
Due on Redemption of Fund Shares                     236,492
Other Accrued Liabilities                             25,438
Due to Investment Advisor                             16,276
Accrued Shareholder Servicing Fees                     5,172
Accrued Administrative Fees                            4,248
Accrued Distribution Expense                           3,063
--------------------------------------------------------------
  TOTAL LIABILITIES                                  290,689
--------------------------------------------------------------
NET ASSETS                                       $38,429,261
==============================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,667,179 shares outstanding)            $36,326,180
Overdistributed Net Investment Income                (8,186)
Undistributed Accumulated Net
 Realized Gain on Investments                        372,783
Net Unrealized Appreciation (Depreciation) of:
 Investment Securities                             1,739,450
 Foreign Currency Transactions                         (966)
--------------------------------------------------------------
NET ASSETS FOR 3,667,179
 SHARES OUTSTANDING                              $38,429,261
==============================================================
Per Share of Class A (Based on
 3,276,728 Shares Issued and Outstanding):
  OFFERING PRICE                                      $11.01
==============================================================
  NET ASSET VALUE AND REDEMPTION PRICE                $10.49
==============================================================
Per Share of Class B (Based on 390,451
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE      $10.40
==============================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2000
--------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $80,942)   $847,479
 Interest                                            113,387
--------------------------------------------------------------
  TOTAL INCOME                                       960,866
--------------------------------------------------------------
Expenses
 Management Fees                                     300,821
 Shareholder Servicing Fees                           88,477
 Transfer Agent Fees                                  67,902
 Other Expenses                                       60,057
 Distribution Fees:
  Class A                                             31,861
  Class B                                             26,119
 Custody Fees                                         45,402
 Administrative Fees                                  35,391
 Registration Fees                                    23,878
--------------------------------------------------------------
  TOTAL EXPENSES                                     679,908
--------------------------------------------------------------
  Less:
    Expenses Reimbursed by Affiliates               (73,969)
--------------------------------------------------------------
  TOTAL NET EXPENSES                                 605,939
--------------------------------------------------------------
 NET INVESTMENT INCOME                               354,927
--------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net Realized Gain (Loss) on:
 Investment Securities                             1,584,628
 Foreign Currency Transactions                      (28,405)
--------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                 1,556,223
--------------------------------------------------------------
Net Change in Unrealized Appreciation
 (Depreciation) of:
  Investment Securities                            3,471,760
  Foreign Currency Transactions                      (2,770)
--------------------------------------------------------------
    NET CHANGE IN UNREALIZED
     APPRECIATION FOR THE PERIOD                   3,468,990
--------------------------------------------------------------
NET GAIN ON INVESTMENTS                            5,025,213
--------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                        $5,380,140
==============================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000

                           INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         For the               For the
                                                                                       Year Ended             Year Ended
                                                                                     March 31, 2000         March 31, 1999
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income                                                                $354,927               $524,302
    Net Realized Gain (Loss) on Investments                                             1,556,223              (165,221)
    Net Change in Unrealized Appreciation (Depreciation) of Investments and
       Foreign Currency Transactions for the Period                                     3,468,990            (3,151,666)
---------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting from Operations                  5,380,140            (2,792,585)
---------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
    Distributions to Class A Shareholders from Net Investment Income                    (420,036)              (488,292)
    Distributions to Class A Shareholders from Net Realized Gain on Investments          (21,353)            (1,103,595)
    Distributions to Class B Shareholders from Net Investment Income                     (29,161)               (34,474)
    Distributions to Class B Shareholders from Net Realized Gain on Investments           (2,499)              (101,379)
---------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders          (473,049)            (1,727,740)
---------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
    Proceeds from Sale of 303,113 and 268,605 Shares                                    3,079,273              2,576,879
    Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (41,838 and 177,719 shares)                                                        440,989              1,588,807
    Payments for 209,060 and 88,775 Shares Redeemed                                   (2,144,063)              (830,681)
---------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
         Class A Fund Share Transactions (135,891 and 357,549 shares)                   1,376,199              3,335,005
---------------------------------------------------------------------------------------------------------------------------
  Class B
    Proceeds from Sale of 136,345 and 173,803 Shares                                    1,354,747              1,643,961
    Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (2,900 and 15,136 shares)                                                           30,366                134,559
    Payments for 49,943 and 24,956 Shares Redeemed                                      (500,816)              (228,283)
---------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
         Class B Fund Share Transactions (89,302 and 163,983 shares)                      884,297              1,550,237
---------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                          7,167,587                364,917

NET ASSETS
  Beginning of Period                                                                  31,261,674             30,896,757
---------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES (OVER) UNDISTRIBUTED NET INVESTMENT INCOME OF
    $(8,186) AND $72,169, RESPECTIVELY)                                               $38,429,261            $31,261,674
===========================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                           INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

                                            CLASS A      CLASS A          CLASS A         CLASS B        CLASS B       CLASS B
                                            --------     --------         --------        --------      --------       --------
                                            For the      For the          For the         For the        For the       For the
                                           Year Ended   Year Ended       Year Ended      Year Ended    Year Ended     Year Ended
(For a share                                March 31,    March 31,        March 31,       March 31,      March 31,     March 31,
outstanding throughout the year)              2000         1999             1998            2000          1999           1998
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period       $9.09        $10.58           $10.00            $9.03        $10.53        $10.00
    Income from Investment Operations:
       Net Investment Income              0.15<F3>      0.19<F3>         0.24<F1>         0.07<F3>      0.14<F3>      0.10<F1>
       Net Realized and Unrealized Gains
         (Losses) on Investments              1.39        (1.13)             0.56             1.39        (1.13)          0.63
--------------------------------------------------------------------------------------------------------------------------------
         TOTAL FROM INVESTMENT OPERATIONS     1.54        (0.94)             0.80             1.46        (0.99)          0.73
--------------------------------------------------------------------------------------------------------------------------------
    Less Distributions:
       Distributions from Net
         Investment Income                  (0.13)        (0.17)           (0.22)           (0.08)        (0.13)        (0.20)
       Distributions from Realized Gains
         on Investments                     (0.01)        (0.38)             0.00           (0.01)        (0.38)          0.00
--------------------------------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                (0.14)        (0.55)           (0.22)           (0.09)        (0.51)        (0.20)
--------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD            $10.49         $9.09           $10.58           $10.40         $9.03        $10.53
================================================================================================================================
  TOTAL RETURN<F2>                          16.91%       (8.85)%            8.19%           16.10%       (9.36)%         7.49%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD            $34,368,631   $28,543,601      $29,451,833       $4,060,630    $2,718,073    $1,444,924
================================================================================================================================
  RATIO OF GROSS EXPENSES TO
    AVERAGE NET ASSETS                       1.86%         1.91%            2.13%            2.51%         2.56%         2.78%
================================================================================================================================
  RATIO OF NET EXPENSES TO
    AVERAGE NET ASSETS                       1.65%         1.65%            1.65%            2.30%         2.30%         2.30%
================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO
    AVERAGE NET ASSETS                       1.07%         2.34%            2.34%            0.42%         1.69%         1.69%
================================================================================================================================
  PORTFOLIO TURNOVER RATE                   23.99%        70.31%           10.07%           23.99%        70.31%        10.07%
================================================================================================================================


<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges.
     Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
<F3> Calculated prior to adjustment for certain book and tax income differences.


The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000

                              INDEX 400 STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000
--------------------------------------------------------------
ASSETS
Common Stocks (cost $29,182,113)                 $32,466,509
Money Market Investments (cost $699,313)             699,313
--------------------------------------------------------------
                                                  33,165,822
--------------------------------------------------------------
Cash                                                  41,481
Due from Sale of Securities                        2,301,123
Due from Sale of Fund Shares                          66,788
Futures Variation Margin                              31,725
Dividends and Interest Receivable                     26,135
Due from Investment Advisor                           10,595
--------------------------------------------------------------
  TOTAL ASSETS                                    35,643,669
--------------------------------------------------------------
LIABILITIES
Other Accrued Liabilities                             19,605
Accrued Registration Fees                              7,571
Accrued Distribution Fees                              4,356
Accrued Shareholder Servicing Fees                     4,274
Accrued Administrative Fees                            2,863
Due on Redemption of Fund Shares                         647
--------------------------------------------------------------
  TOTAL LIABILITIES                                   39,316
--------------------------------------------------------------
NET ASSETS                                       $35,604,353
==============================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,002,685 shares outstanding)            $29,976,789
Undistributed Net Investment Income                   29,538
Undistributed Accumulated Net
 Realized Gain on Investments                      2,290,705
Net Unrealized Appreciation of:
 Investment Securities                             3,284,396
 Index Futures Contracts                              22,925
--------------------------------------------------------------
NET ASSETS FOR 3,002,685
 SHARES OUTSTANDING                              $35,604,353
==============================================================
Per Share of Class A (Based on 2,698,508
 Shares Issued and Outstanding):
  OFFERING PRICE                                      $12.45
==============================================================
  NET ASSET VALUE AND REDEMPTION PRICE                $11.86
==============================================================
Per Share of Class B (Based on 304,177
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE      $11.84
==============================================================

STATEMENT OF OPERATIONS
For the Period July 12, 1999<F1> through March 31, 2000
--------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends                                          $220,453
 Interest                                             83,345
--------------------------------------------------------------
  TOTAL INCOME                                       303,798
--------------------------------------------------------------
Expenses
 Management Fees                                      80,979
 Shareholder Servicing Fees                           50,612
 Custody Fees                                         40,021
 Registration Fees                                    39,409
 Distribution Fees:
  Class A                                             18,634
  Class B                                             12,079
 Transfer Agent Fees                                  29,544
 Administrative Fees                                  20,245
 Audit Fees                                           15,061
 Shareholder Reporting Expense                        11,717
 Other Expenses                                       11,672
 Directors Fees                                        4,910
 Professional Fees                                     1,615
--------------------------------------------------------------
  TOTAL EXPENSES                                     336,498
--------------------------------------------------------------
  Less:
    Custodian Fees Paid Indirectly                   (2,098)
    Expenses Reimbursed by Affiliates              (133,704)
--------------------------------------------------------------
  TOTAL NET EXPENSES                                 200,696
--------------------------------------------------------------
 NET INVESTMENT INCOME                               103,102
--------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on:
 Investment Securities                             2,067,062
 Index Futures Contracts                             390,156
--------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                 2,457,218
--------------------------------------------------------------
Net Change in Unrealized Appreciation of:
 Investment Securities                             3,284,396
 Index Futures Contracts                              22,925
--------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION
      OF INVESTMENTS FOR THE PERIOD                3,307,321
--------------------------------------------------------------
NET GAIN ON INVESTMENTS                            5,764,539
--------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                        $5,867,641
==============================================================

<F1> Fund commenced operations on July 12, 1999.

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                              INDEX 400 STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                            For the Period
                                                           July 12, 1999<F1>
                                                                through
                                                            March 31, 2000
---------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                                       $103,102
  Net Realized Gain on Investments                           2,457,218
  Net Change in Unrealized Appreciation of Investments
   for the Period                                            3,307,321
---------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations     5,867,641
---------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from Net
   Investment Income                                         (121,350)
  Distributions to Class A Shareholders from Net Realized
   Gain on Investments                                       (151,071)
  Distributions to Class B Shareholders from Net
  Investment Income                                            (7,132)
  Distributions to Class B Shareholders from Net Realized
   Gain on Investments                                        (15,442)
---------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting from
     Distributions to Shareholders                           (294,995)
---------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 2,703,436 Shares                    27,085,881
  Proceeds from Shares Issued on Reinvestment of
   Distributions Paid (26,393 shares)                          272,899
  Payments for 31,821 Shares Redeemed                        (331,447)
---------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions (2,698,008 shares)     27,027,333
---------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 304,402 Shares                       3,001,735
  Proceeds from Shares Issued on Reinvestment of
   Distributions Paid (2,142 shares)                            22,125
  Payments for 2,867 Shares Redeemed                          (29,486)
---------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions (303,677 shares)        2,994,374
---------------------------------------------------------------------------
 TOTAL INCREASE IN NET ASSETS                               35,594,353

NET ASSETS
 Beginning of Period                                            10,000
---------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT
  INCOME OF $29,538)                                       $35,604,353
===========================================================================

<F1> Fund commenced operations on July 12, 1999.

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000

                              INDEX 400 STOCK FUND

FINANCIAL HIGHLIGHTS

                                                                                  CLASS A                  CLASS B
                                                                                  --------                 --------
                                                                               For the Period           For the Period
                                                                             July 12, 1999<F1>        July 12, 1999<F1>
                                                                                  through                  through
(For a share outstanding throughout the period)                                March 31, 2000           March 31, 2000
-----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period                                              $10.00                   $10.00
    Income from Investment Operations:
       Net Investment Income                                                      0.04<F4>                 0.00<F4>
       Net Realized and Unrealized Gains on Investments                               1.93                     1.93
-----------------------------------------------------------------------------------------------------------------------
         TOTAL FROM INVESTMENT OPERATIONS                                             1.97                     1.93
-----------------------------------------------------------------------------------------------------------------------
    Less Distributions:
       Distributions from Net Investment Income                                     (0.05)                   (0.03)
       Distributions from Realized Gains on Investments                             (0.06)                   (0.06)
-----------------------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                                                        (0.11)                   (0.09)
-----------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                                    $11.86                   $11.84
=======================================================================================================================
  TOTAL RETURN<F2>                                                              19.81%<F5>               19.38%<F5>
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                                                    $32,001,909               $3,602,444
=======================================================================================================================
  RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                                  1.61%<F3>                2.24%<F3>
=======================================================================================================================
  RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                                    0.95%<F3>                1.60%<F3>
=======================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                    0.55%<F3>              (0.10)%<F3>
=======================================================================================================================
  PORTFOLIO TURNOVER RATE                                                           35.40%                   35.40%
=======================================================================================================================

<F1> Fund commenced operations on July 12, 1999.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges.
     Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
<F3> Computed on an annualized basis.
<F4> Calculated prior to adjustment for certain book and tax income differences.
<F5> Reflects total return for the period 7/12/99 - 3/31/00. Returns are not annualized.


The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                               GROWTH STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000
--------------------------------------------------------------
ASSETS
Common Stocks (cost $37,682,753)                 $63,519,562
Money Market Investments (cost $8,461,533)         8,461,533
--------------------------------------------------------------
                                                  71,981,095
--------------------------------------------------------------
Due from Sale of Securities                          122,438
Due from Sale of Fund Shares                          53,259
Futures Variation Margin                              44,000
Dividends and Interest Receivable                     35,302
Unamortized Organizational Costs                       8,255
--------------------------------------------------------------
  TOTAL ASSETS                                    72,244,349
--------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                        276,352
Other Accrued Liabilities                             31,811
Due to Investment Advisor                             21,297
Due on Redemption of Fund Shares                      10,935
Accrued Administrative Fees                            5,502
Accrued Distribution Expense                           5,481
--------------------------------------------------------------
  TOTAL LIABILITIES                                  351,378
--------------------------------------------------------------
NET ASSETS                                       $71,892,971
==============================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,784,692 shares outstanding)            $44,338,327
Undistributed Accumulated Net
 Realized Gain on Investments                      1,250,335
Net Unrealized Appreciation of:
 Investment Securities                            25,836,809
 Index Futures Contracts                             467,500
--------------------------------------------------------------
NET ASSETS FOR 3,784,692
 SHARES OUTSTANDING                              $71,892,971
==============================================================
Per Share of Class A (Based on
 3,449,669 Shares Issued and Outstanding):
  OFFERING PRICE                                      $19.96
==============================================================
  NET ASSET VALUE AND REDEMPTION PRICE                $19.01
==============================================================
Per Share of Class B (Based on 335,023
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE      $18.81
==============================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2000
--------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $13,909)   $476,283
 Interest                                            471,892
--------------------------------------------------------------
  TOTAL INCOME                                       948,175
--------------------------------------------------------------
Expenses
 Management Fees                                     450,344
 Shareholder Servicing Fees                          150,115
 Distribution Fees:
  Class A                                             55,167
  Class B                                             36,304
 Transfer Agent Fees                                  77,602
 Administrative Fees                                  60,046
 Other Expenses                                       25,013
 Registration Fees                                    23,655
 Custody Fees                                         23,415
 Shareholder Reporting Expenses                       18,286
 Directors Fees                                        6,333
 Professional Fees                                     6,114
--------------------------------------------------------------
  TOTAL EXPENSES                                     932,394
--------------------------------------------------------------
  Less:
    Custodian Fees Paid Indirectly                   (3,865)
    Expenses Reimbursed by Affiliates              (120,815)
--------------------------------------------------------------
  TOTAL NET EXPENSES                                 807,714
--------------------------------------------------------------
 NET INVESTMENT INCOME                               140,461
--------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on:
 Investment Securities                             3,567,071
 Futures Contracts                                   169,396
--------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                 3,736,467
--------------------------------------------------------------
Net Change in Unrealized Appreciation of:
 Investment Securities                            10,876,261
 Index Futures Contracts                             583,637
--------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION
    OF INVESTMENTS FOR THE PERIOD                 11,459,898
--------------------------------------------------------------
NET GAIN ON INVESTMENTS                           15,196,365
--------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                       $15,336,826
==============================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000

                               GROWTH STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                      For the                For the
                                                                                     Year Ended             Year Ended
                                                                                   March 31, 2000         March 31, 1999
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income                                                             $140,461                $171,762
    Net Realized Gain on Investments                                                 3,736,467               2,507,887
    Net Change in Unrealized Appreciation of Investments for the Period             11,459,898               5,203,817
------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations                         15,336,826               7,883,466
------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
    Distributions to Class A Shareholders from Net Investment Income                 (186,205)               (164,011)
    Distributions to Class A Shareholders from Net Realized Gain on Investments    (3,555,397)             (2,145,824)
    Distributions to Class B Shareholders from Net Investment Income                         _                 (1,201)
    Distributions to Class B Shareholders from Net Realized Gain on Investments      (334,657)               (114,146)
------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders     (4,076,259)             (2,425,182)
------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
    Proceeds from Sale of 221,522 and 259,874 Shares                                 3,795,699               3,785,341
    Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (211,312 and 151,179 shares)                                                  3,739,765               2,303,970
    Payments for 76,337 and 29,649 Shares Redeemed                                 (1,330,281)               (440,425)
------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
         Class A Fund Share Transactions (356,497 and 381,404 shares)                6,205,183               5,648,886
------------------------------------------------------------------------------------------------------------------------
  Class B
    Proceeds from Sale of 151,030 and 169,083 Shares                                 2,569,344               2,461,603
    Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (18,774 and 7,480 shares)                                                       329,283                 113,195
    Payments for 58,378 and 10,793 Shares Redeemed                                 (1,032,711)               (156,222)
------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
         Class B Fund Share Transactions (111,426 and 165,770 shares)                1,865,916               2,418,576
------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                      19,331,666              13,525,746

NET ASSETS
  Beginning of Period                                                               52,561,305              39,035,559
------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF
    $0 AND $31,661, RESPECTIVELY)                                                  $71,892,971             $52,561,305
========================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                               GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS

                                             CLASS A          CLASS A        CLASS A       CLASS B       CLASS B        CLASS B
                                             --------        --------       --------       --------      --------      --------
                                             For the          For the        For the       For the       For the        For the
                                            Year Ended      Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
(For a share                                 March 31,        March 31,      March 31,     March 31,     March 31,      March 31,
outstanding throughout the year)               2000            1999           1998           2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period       $15.86            $14.10        $10.00         $15.73        $14.03        $10.00
    Income from Investment Operations:
       Net Investment Income (Loss)        0.05<F3>              0.04      0.04<F1>     (0.05)<F3>        (0.01)    (0.05)<F1>
       Net Realized and Unrealized Gains
         on Investments                        4.27              2.52          4.41           4.22          2.46          4.41
--------------------------------------------------------------------------------------------------------------------------------
         TOTAL FROM INVESTMENT OPERATIONS      4.32              2.56          4.45           4.17          2.45          4.36
--------------------------------------------------------------------------------------------------------------------------------
    Less Distributions:
       Distributions from Net
         Investment Income                   (0.06)            (0.06)        (0.05)              _        (0.01)        (0.03)
       Distributions from Realized Gains
         on Investments                      (1.11)            (0.74)        (0.30)         (1.09)        (0.74)        (0.30)
--------------------------------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                 (1.17)            (0.80)        (0.35)         (1.09)        (0.75)        (0.33)
--------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD             $19.01            $15.86        $14.10         $18.81        $15.73        $14.03
================================================================================================================================
  TOTAL RETURN<F2>                           27.78%            18.36%        45.08%         27.02%        17.66%        44.12%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD             $65,591,773       $49,045,112   $38,224,386     $6,301,198    $3,516,193      $811,173
================================================================================================================================
  RATIO OF GROSS EXPENSES TO
    AVERAGE NET ASSETS                        1.50%             1.57%         1.63%          2.15%         2.22%         2.28%
================================================================================================================================
  RATIO OF NET EXPENSES TO
    AVERAGE NET ASSETS                        1.30%             1.30%         1.30%          1.95%         1.95%         1.95%
================================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS)
    TO AVERAGE NET ASSETS                     0.28%             0.42%         0.29%        (0.37)%       (0.23)%       (0.36)%
================================================================================================================================
  PORTFOLIO TURNOVER RATE                    35.34%            32.00%        37.52%         35.34%        32.00%        37.52%
================================================================================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges.
     Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
<F3> Calculated prior to adjustment for certain book and tax income differences.


The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000

                          GROWTH AND INCOME STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000
--------------------------------------------------------------
ASSETS
Common Stocks (cost $49,250,054)                 $56,834,736
Money Market Investments (cost $799,722)             799,722
--------------------------------------------------------------
                                                  57,634,458
--------------------------------------------------------------
Cash                                                  30,301
Due from Sale of Securities                          368,580
Dividends and Interest Receivable                     54,013
Due from Sale of Fund Shares                          11,377
Unamortized Organizational Costs                       8,255
--------------------------------------------------------------
  TOTAL ASSETS                                    58,106,984
--------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                        289,971
Other Accrued Liabilities                             34,675
Due to Investment Advisor                             12,554
Due on Redemption of Fund Shares                       6,238
Accrued Shareholder Servicing Fees                     6,100
Accrued Distribution Fees                              4,607
Accrued Administrative Fees                            4,250
--------------------------------------------------------------
  TOTAL LIABILITIES                                  358,395
--------------------------------------------------------------
NET ASSETS                                       $57,748,589
==============================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 4,645,126 shares outstanding)            $50,026,691
Undistributed Net Investment Income                   73,487
Undistributed Accumulated Net
 Realized Gain on Investments                         63,729
Net Unrealized Appreciation of
 Investment Securities                             7,584,682
--------------------------------------------------------------
NET ASSETS FOR 4,645,126
 SHARES OUTSTANDING                              $57,748,589
==============================================================
Per Share of Class A (Based on
 4,136,014 Shares Issued and Outstanding):
  OFFERING PRICE                                      $13.07
==============================================================
  NET ASSET VALUE AND REDEMPTION PRICE                $12.45
==============================================================
Per Share of Class B (Based on 509,112
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE      $12.25
==============================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2000
--------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $5,848)    $697,539
 Interest                                             39,243
--------------------------------------------------------------
  TOTAL INCOME                                       736,782
--------------------------------------------------------------
Expenses
 Management Fees                                     343,687
 Shareholder Servicing Fees                          132,187
 Distribution Fees:
  Class A                                             47,417
  Class B                                             40,680
 Transfer Agent Fees                                  69,892
 Administrative Fees                                  52,875
 Custody Fees                                         31,027
 Registration Fees                                    24,562
 Audit Fees                                           18,111
 Shareholder Reporting Expense                        17,033
 Other Expenses                                        7,387
 Directors Fees                                        6,333
 Professional Fees                                     6,113
--------------------------------------------------------------
  TOTAL EXPENSES                                     797,304
--------------------------------------------------------------
  Less:
    Custodian Fees Paid Indirectly                   (3,970)
    Expenses Reimbursed by Affiliates              (127,951)
--------------------------------------------------------------
  TOTAL NET EXPENSES                                 665,383
--------------------------------------------------------------
 NET INVESTMENT INCOME                                71,399
--------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
NET REALIZED GAIN ON INVESTMENTS
 FOR THE PERIOD                                      769,017
--------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
 OF INVESTMENTS FOR THE PERIOD                     4,331,609
--------------------------------------------------------------
NET GAIN ON INVESTMENTS                            5,100,626
--------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                        $5,172,025
==============================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                          GROWTH AND INCOME STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                                           For the              For the
                                                                                          Year Ended          Year Ended
                                                                                        March 31, 2000      March 31, 1999
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income                                                                   $71,399              $65,444
    Net Realized Gain on Investments                                                        769,017            6,155,592
    Net Change in Unrealized Appreciation (Depreciation) of Investments for the Period    4,331,609          (1,313,276)
---------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting from Operations                    5,172,025            4,907,760
---------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
    Distributions to Class A Shareholders from Net Investment Income                              _            (117,640)
    Distributions to Class A Shareholders from Net Realized Gain on Investments         (2,599,897)          (5,828,791)
    Distributions to Class B Shareholders from Net Investment Income                              _              (1,006)
    Distributions to Class B Shareholders from Net Realized Gain on Investments           (330,856)            (483,341)
---------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders          (2,930,753)          (6,430,778)
---------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
    Proceeds from Sale of 228,242 and 330,443 Shares                                      2,750,360            4,055,376
    Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (218,636 and 507,846 shares)                                                       2,595,196            5,942,527
    Payments for 126,717 and 60,751 Shares Redeemed                                     (1,526,675)            (731,924)
---------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
         Class A Fund Share Transactions (320,161 and 777,538 shares)                     3,818,881            9,265,979
---------------------------------------------------------------------------------------------------------------------------
  Class B
    Proceeds from Sale of 204,927 and 237,668 Shares                                      2,446,475            2,839,000
    Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (26,703 and 38,833 shares)                                                           312,157              450,878
    Payments for 86,703 and 35,912 Shares Redeemed                                      (1,004,414)            (428,239)
---------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
         Class B Fund Share Transactions (144,927 and 240,589 shares)                     1,754,218            2,861,639
---------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                            7,814,371           10,604,600

NET ASSETS
  Beginning of Period                                                                    49,934,218           39,329,618
---------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF
    $73,487 AND $0, RESPECTIVELY)                                                      $57,748,589           $49,934,218
===========================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000

                          GROWTH AND INCOME STOCK FUND

FINANCIAL HIGHLIGHTS

                                               CLASS A      CLASS A        CLASS A          CLASS B       CLASS B       CLASS B
                                               --------     --------       --------        --------       --------      -------
                                               For the      For the        For the          For the       For the       For the
                                              Year Ended   Year Ended     Year Ended      Year Ended     Year Ended    Year Ended
                                              March 31,    March 31,      March 31,        March 31,     March 31,     March 31,
(For a share outstanding throughout the year)    2000         1999           1998            2000           1999          1998
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period          $11.96       $12.44          $10.00         $11.85         $12.37       $10.00
    Income (Loss) from Investment Operations:
       Net Investment Income (Loss)           0.02<F3>         0.01        0.04<F1>     (0.04)<F3>         (0.03)   (0.03)<F1>
       Net Realized and Unrealized Gains
         (Losses) on Investments                  1.14         1.33            3.90           1.11           1.28         3.88
--------------------------------------------------------------------------------------------------------------------------------
         TOTAL FROM INVESTMENT OPERATIONS         1.16         1.34            3.94           1.07           1.25         3.85
--------------------------------------------------------------------------------------------------------------------------------
    Less Distributions:
       Distributions from Net
         Investment Income                           _       (0.04)          (0.06)              _         (0.00)       (0.04)
       Distributions from Realized Gains
         on Investments                         (0.67)       (1.78)          (1.44)         (0.67)         (1.77)       (1.44)
--------------------------------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                    (0.67)       (1.82)          (1.50)         (0.67)         (1.77)       (1.48)
--------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                $12.45       $11.96          $12.44         $12.25         $11.85       $12.37
===============================================================================================================================
  TOTAL RETURN<F2>                               9.95%       11.09%          41.90%          9.28%         10.41%       40.96%
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD                $51,513,192  $45,619,789     $37,800,412     $6,235,397     $4,314,429   $1,529,206
===============================================================================================================================
  RATIO OF GROSS EXPENSES TO
    AVERAGE NET ASSETS                           1.44%        1.52%           1.57%          2.10%          2.17%        2.22%
===============================================================================================================================
  RATIO OF NET EXPENSES TO
    AVERAGE NET ASSETS                           1.20%        1.20%           1.20%          1.85%          1.85%        1.85%
===============================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS)
    TO AVERAGE NET ASSETS                        0.19%        0.20%           0.37%        (0.46)%        (0.45)%      (0.28)%
===============================================================================================================================
  PORTFOLIO TURNOVER RATE                       89.66%      156.92%         140.29%         89.66%        156.92%      140.29%
===============================================================================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges.
     Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
<F3> Calculated prior to adjustment for certain book and tax income differences.


The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                              INDEX 500 STOCK FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000
--------------------------------------------------------------
ASSETS
Common Stocks (cost $65,881,007)                 $90,563,699
Money Market Investments (cost $6,966,088)         6,966,088
--------------------------------------------------------------
                                                  97,529,787
--------------------------------------------------------------
Due from Sale of Fund Shares                         309,713
Dividends and Interest Receivable                    105,026
Futures Variation Margin                              49,500
Due from Investment Advisor                           44,001
Unamortized Organizational Costs                       8,255
--------------------------------------------------------------
  TOTAL ASSETS                                    98,046,282
--------------------------------------------------------------
LIABILITIES
Other Accrued Liabilities                             49,413
Due on Redemption of Fund Shares                      42,534
Accrued Shareholder Servicing Fees                    12,631
Accrued Distribution Expense                          13,988
Accrued Administrative Fees                            8,710
Due on Purchase of Securities                          1,286
--------------------------------------------------------------
  TOTAL LIABILITIES                                  128,562
--------------------------------------------------------------
NET ASSETS                                       $97,917,720
==============================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 5,106,832 shares outstanding)            $72,451,814
Undistributed Net Investment Income                  112,491
Undistributed Accumulated Net
 Realized Gain on Investments                        303,238
Net Unrealized Appreciation of:
 Investment Securities                            24,682,692
 Index Futures Contracts                             367,485
--------------------------------------------------------------
NET ASSETS FOR 5,106,832
 SHARES OUTSTANDING                              $97,917,720
==============================================================
Per Share of Class A (Based on
 3,445,265 Shares Issued and Outstanding):
  OFFERING PRICE                                      $20.21
=============================================================
  NET ASSET VALUE AND REDEMPTION PRICE                $19.25
=============================================================
Per Share of Class B (Based on 1,661,567
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE      $19.02
=============================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2000
--------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends (less foreign dividend tax of $10,687) $1,247,623
 Interest                                            225,519
--------------------------------------------------------------
  TOTAL INCOME                                     1,473,142
--------------------------------------------------------------
Expenses
 Management Fees                                     311,095
 Distribution Fees:
  Class A                                             79,351
  Class B                                            182,081
 Shareholder Servicing Fees                          259,246
 Transfer Agent Fees                                 150,841
 Administrative Fees                                 103,699
 Custody Fees                                         48,686
 Registration Fees                                    30,685
 Shareholder Reporting Expenses                       26,235
 Other Expenses                                       21,688
 Audit Fees                                           17,336
 Directors Fees                                        6,389
 Professional Fees                                     5,612
--------------------------------------------------------------
  TOTAL EXPENSES                                   1,242,944
--------------------------------------------------------------
  Less:
    Custodian Fees Paid Indirectly                   (5,533)
    Expenses Reimbursed by Affiliates              (204,300)
--------------------------------------------------------------
  TOTAL NET EXPENSES                               1,033,111
--------------------------------------------------------------
 NET INVESTMENT INCOME                               440,031
--------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                            13,183,109
 Index Futures Contracts                            (18,270)
--------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                13,164,839
--------------------------------------------------------------
Net Change in Unrealized Appreciation of:
  Investment Securities                            2,697,928
  Index Futures Contracts                            421,135
--------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION
    OF INVESTMENTS FOR THE PERIOD                  3,119,063
--------------------------------------------------------------
NET GAIN ON INVESTMENTS                           16,283,902
--------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                       $16,723,933
==============================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000

                              INDEX 500 STOCK FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         For the                For the
                                                                                        Year Ended             Year Ended
                                                                                      March 31, 2000         March 31, 1999
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income                                                                $440,031               $484,221
    Net Realized Gain on Investments                                                   13,164,839              1,238,728
    Net Change in Unrealized Appreciation of Investments for the Period                 3,119,063              9,723,362
---------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations                            16,723,933             11,446,311
---------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
    Distributions to Class A Shareholders from Net Investment Income                    (603,740)              (228,819)
    Distributions to Class A Shareholders from Net Realized Gain on Investments       (1,327,954)              (492,288)
    Distributions to Class B Shareholders from Net Investment Income                     (72,915)               (17,026)
    Distributions to Class B Shareholders from Net Realized Gain on Investments         (441,245)              (111,777)
---------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders        (2,445,854)              (849,910)
---------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
    Proceeds from Sale of 828,935 and 1,243,043 Shares                                 14,756,441             19,256,340
    Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (102,410 and 44,680 shares)                                                      1,923,080                716,707
    Payments for 1,654,845 and 138,873 Shares Redeemed                               (31,325,709)            (2,128,916)
---------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from
         Class A Fund Share Transactions ((723,500) and 1,148,850 shares)            (14,646,188)             17,844,131
---------------------------------------------------------------------------------------------------------------------------
  Class B
    Proceeds from Sale of 740,906 and 814,757 Shares                                   13,048,720             12,206,936
    Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (27,200 and 7,919 shares)                                                          505,932                126,087
    Payments for 176,027 and 49,118 Shares Redeemed                                   (3,105,423)              (751,091)
---------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
         Class B Fund Share Transactions (592,079 and 773,558 shares)                  10,449,229             11,581,932
---------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                         10,081,120             40,022,464

NET ASSETS
  Beginning of Period                                                                  87,836,600             47,814,136
---------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF
    $112,491 AND $347,027, RESPECTIVELY)                                              $97,917,720            $87,836,600
===========================================================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.


                      M A S O N   S T R E E T   F U N D S

                              INDEX 500 STOCK FUND

FINANCIAL HIGHLIGHTS

                                             CLASS A          CLASS A        CLASS A       CLASS B       CLASS B       CLASS B
                                            --------          --------      --------       --------     --------       -------
                                             For the          For the        For the       For the       For the       For the
                                           Year Ended        Year Ended    Year Ended     Year Ended   Year Ended     Year Ended
                                            March 31,        March 31,      March 31,     March 31,     March 31,     March 31,
(For a share outstanding throughout the year) 2000              1999          1998           2000         1999           1998
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period       $16.80           $14.43         $10.00        $16.65        $14.35         $10.00
    Income from Investment Operations:
       Net Investment Income (Loss)        0.10<F3>             0.10       0.13<F1>    (0.01)<F3>          0.03       0.05<F1>
       Net Realized and Unrealized Gains
         on Investments                        2.77             2.47           4.48          2.72          2.43           4.47
-------------------------------------------------------------------------------------------------------------------------------
         TOTAL FROM INVESTMENT OPERATIONS      2.87             2.57           4.61          2.71          2.46           4.52
-------------------------------------------------------------------------------------------------------------------------------
    Less Distributions:
       Distributions from Net
         Investment Income                   (0.13)           (0.06)         (0.11)        (0.05)        (0.02)         (0.10)
       Distributions from Realized Gains
         on Investments                      (0.29)           (0.14)         (0.07)        (0.29)        (0.14)         (0.07)
-------------------------------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                 (0.42)           (0.20)         (0.18)        (0.34)        (0.16)         (0.17)
-------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD             $19.25           $16.80         $14.43        $19.02        $16.65         $14.35
===============================================================================================================================
  TOTAL RETURN<F2>                           17.15%           17.88%         46.35%        16.30%        17.17%         45.44%
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD             $66,308,048      $70,034,287    $43,567,584   $31,609,672   $17,802,313     $4,246,552
===============================================================================================================================
  RATIO OF GROSS EXPENSES TO
    AVERAGE NET ASSETS                        1.04%            1.15%          1.30%         1.72%         1.80%          1.95%
===============================================================================================================================
  RATIO OF NET EXPENSES TO
    AVERAGE NET ASSETS                        0.85%            0.85%          0.85%         1.50%         1.50%          1.50%
===============================================================================================================================
  RATIO OF NET INVESTMENT INCOME (LOSS)
    TO AVERAGE NET ASSETS                     0.57%            0.88%          1.04%       (0.08)%         0.23%          0.39%
===============================================================================================================================
  PORTFOLIO TURNOVER RATE                    19.61%            3.83%          2.47%        19.61%         3.83%          2.47%
===============================================================================================================================-

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges.
     Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
<F3> Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.


                                                        MARCH 31, 2000

                             ASSET ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000
-------------------------------------------------------------------
ASSETS
Bonds (cost $28,080,058)                              $27,258,675
Domestic Common Stocks (cost $15,037,527)              24,795,646
Foreign Common Stock (cost $4,100,084)                  8,046,475
Money Market Investments (cost $6,268,232)              6,268,232
Preferred Stock (cost $679,104)                           652,620
-------------------------------------------------------------------
                                                       67,021,648
-------------------------------------------------------------------
Cash                                                       82,673
Due from Securities Sold                                1,083,886
Dividends and Interest Receivable                         562,640
Due from Sale of Fund Shares                               66,353
Futures Variation Margin                                    9,500
Unamortized Organizational Costs                            8,255
-------------------------------------------------------------------
   TOTAL ASSETS                                        68,834,955
-------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                           1,312,800
Other Accrued Liabilities                                  34,418
Due on Redemption of Fund Shares                           27,742
Accrued Shareholder Servicing Fees                          7,530
Accrued Distribution Expense                                6,497
Due to Investment Advisor                                   6,446
Accrued Administrative Fees                                 5,215
-------------------------------------------------------------------
   TOTAL LIABILITIES                                    1,400,648
-------------------------------------------------------------------
NET ASSETS                                            $67,434,307
===================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 4,525,997 shares outstanding)                $50,495,789
Undistributed Net Investment Income                       416,361
Undistributed Accumulated Net
  Realized Gain on Investments                          3,554,449
Net Unrealized Appreciation (Depreciation) of:
  Investment Securities                                12,856,643
  Futures Contracts                                       111,469
  Foreign Currency Transactions                             (404)
-------------------------------------------------------------------
NET ASSETS FOR 4,525,997
  SHARES OUTSTANDING                                  $67,434,307
===================================================================
Per Share of Class A (Based on
  3,777,996 Shares Issued and Outstanding):
   OFFERING PRICE                                          $15.67
===================================================================
   NET ASSET VALUE AND REDEMPTION PRICE                    $14.93
===================================================================
Per Share of Class B (Based on 748,001
  Shares Issued and Outstanding):
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE          $14.76
===================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2000
-------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                             $2,003,774
  Dividends (less foreign dividend tax of $20,583)        333,390
-------------------------------------------------------------------
   TOTAL INCOME                                         2,337,164
-------------------------------------------------------------------
Expenses
  Management Fees                                         385,162
  Shareholder Servicing Fees                              137,558
  Distribution Fees:
   Class A                                                 46,916
   Class B                                                 60,558
  Transfer Agent Fees                                      65,463
  Custody Fees                                             65,442
  Administrative Fees                                      55,023
  Other Expenses                                           26,063
  Registration Fees                                        24,255
  Audit Fees                                               18,200
  Shareholder Reporting Expenses                           16,724
  Directors Fees                                            6,333
  Professional Fees                                         6,114
-------------------------------------------------------------------
   TOTAL EXPENSES                                         913,811
-------------------------------------------------------------------
   Less:
     Custodian Fees Paid Indirectly                       (6,425)
     Expenses Reimbursed by Affiliates                  (118,954)
-------------------------------------------------------------------
   TOTAL NET EXPENSES                                     788,432
-------------------------------------------------------------------
  NET INVESTMENT INCOME                                 1,548,732
-------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net Realized Gain on:
  Investment Securities                                 6,432,885
  Futures Contracts                                        65,795
  Foreign Currency Transactions                                29
-------------------------------------------------------------------
   NET REALIZED GAIN FOR THE PERIOD                     6,498,709
-------------------------------------------------------------------
Net Change in Unrealized Appreciation
  (Depreciation) of:
   Investment Securities                                7,306,808
   Futures Contracts                                      133,731
   Foreign Currency Transactions                            (967)
-------------------------------------------------------------------
   NET CHANGE IN UNREALIZED APPRECIATION
    OF INVESTMENTS FOR THE PERIOD                       7,439,572
-------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                13,938,281
-------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                           $15,487,013
===================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                             ASSET ALLOCATION FUND


STATEMENT OF CHANGES IN NET ASSETS
                                                                                           For the             For the
                                                                                          Year Ended          Year Ended
                                                                                        March 31, 2000      March 31, 1999
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income                                                                 $1,548,732          $1,136,197
    Net Realized Gain on Investments                                                       6,498,709           1,573,508
    Net Change in Unrealized Appreciation of Investments
       and Foreign Currency Transactions for the Period                                    7,439,572              41,823
---------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations                               15,487,013           2,751,528
---------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
    Distributions to Class A Shareholders from Net Investment Income                     (1,255,848)           (947,806)
    Distributions to Class A Shareholders from Net Realized Gain on Investments          (3,354,503)           (889,863)
    Distributions to Class B Shareholders from Net Investment Income                       (190,335)           (109,624)
    Distributions to Class B Shareholders from Net Realized Gain on Investments            (619,819)           (118,298)
---------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders           (5,420,505)         (2,065,591)
---------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
    Proceeds from Sale of 313,966 and 347,269 Shares                                       4,244,555           4,216,962
    Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (334,388 and 148,053 shares)                                                        4,607,799           1,822,522
    Payments for 93,783 and 78,315 Shares Redeemed                                       (1,296,649)           (958,017)
---------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
         Class A Fund Share Transactions (554,571 and 417,007 shares)                      7,555,705           5,081,467
---------------------------------------------------------------------------------------------------------------------------
  Class B
    Proceeds from Sale of 287,133 and 347,283 Shares                                       3,856,025           4,226,850
    Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (55,818 and 17,717 shares)                                                            761,351             216,682
    Payments for 65,314 and 22,663 Shares Redeemed                                         (880,800)           (268,668)
---------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
         Class B Fund Share Transactions (277,637 and 342,337 shares)                      3,736,576           4,174,864
---------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                            21,358,789           9,942,268

NET ASSETS
  Beginning of Period                                                                     46,075,518          36,133,250
---------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF
    $416,361 AND $311,695, RESPECTIVELY)                                                 $67,434,307         $46,075,518
===========================================================================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000

                             ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

                                                CLASS A         CLASS A        CLASS A         CLASS B        CLASS B      CLASS B
                                               --------         --------       --------        --------       --------    --------
                                                For the         For the        For the         For the        For the      For the
                                              Year Ended       Year Ended     Year Ended      Year Ended     Year Ended  Year Ended
                                               March 31,       March 31,      March 31,       March 31,      March 31,    March 31,
(For a share outstanding throughout the year)     2000            1999           1998            2000           1999        1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period         $12.49            $12.32         $10.00         $12.39           $12.26      $10.00
    Income from Investment Operations:
       Net Investment Income                 0.39<F3>              0.32       0.31<F1>       0.32<F3>             0.24    0.23<F1>
       Net Realized and Unrealized Gains
         on Investments                          3.41              0.46           2.50           3.35             0.46        2.50
-----------------------------------------------------------------------------------------------------------------------------------
         TOTAL FROM INVESTMENT OPERATIONS        3.80              0.78           2.81           3.67             0.70        2.73
-----------------------------------------------------------------------------------------------------------------------------------
    Less Distributions:
       Distributions from Net
         Investment Income                     (0.37)            (0.31)         (0.24)         (0.31)           (0.27)      (0.22)
       Distributions from Realized Gains
         on Investments                        (0.99)            (0.30)         (0.25)         (0.99)           (0.30)      (0.25)
-----------------------------------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                   (1.36)            (0.61)         (0.49)         (1.30)           (0.57)      (0.47)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD               $14.93            $12.49         $12.32         $14.76           $12.39      $12.26
===================================================================================================================================
  TOTAL RETURN<F2>                             31.38%             6.41%         28.51%         30.47%            5.77%      27.69%
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD               $56,394,478        $40,249,915   $34,564,169    $11,039,829       $5,825,603  $1,569,081
===================================================================================================================================
  RATIO OF GROSS EXPENSES TO
    AVERAGE NET ASSETS                          1.57%             1.62%          1.67%          2.22%            2.27%       2.32%
===================================================================================================================================
  RATIO OF NET EXPENSES TO
    AVERAGE NET ASSETS                          1.35%             1.35%          1.35%          2.00%            2.00%       2.00%
===================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO
    AVERAGE NET ASSETS                          2.90%             2.89%          2.67%          2.25%            2.24%       2.02%
===================================================================================================================================
  PORTFOLIO TURNOVER RATE                     115.67%            79.71%         65.67%        115.67%           79.71%      65.67%
===================================================================================================================================
<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges.
     Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
<F3> Calculated prior to adjustment for certain book and tax income differences.


The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                              HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000
--------------------------------------------------------------------
ASSETS
Bonds (cost $34,888,250)                              $32,554,798
Preferred Stock (cost $5,350,576)                       5,151,493
Money Market Investments (cost $1,992,246)              1,992,246
Common Stock (cost $311,399)                              276,814
--------------------------------------------------------------------
                                                       39,975,351
--------------------------------------------------------------------
Dividends and Interest Receivable                         999,702
Due from Sale of Securities                               632,509
Unamortized Organizational Costs                            8,255
Due from Sale of Fund Shares                                3,160
--------------------------------------------------------------------
    TOTAL ASSETS                                       41,618,977
--------------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                           1,397,117
Due on Redemption of Fund Shares                          482,404
Income Dividend Payable                                   369,985
Other Accrued Liabilities                                  29,601
Due to Investment Advisor                                  13,843
Accrued Shareholder Servicing Fees                          4,061
Accrued Administrative Fees                                 3,043
--------------------------------------------------------------------
    TOTAL LIABILITIES                                   2,300,054
--------------------------------------------------------------------
NET ASSETS                                            $39,318,923
====================================================================
REPRESENTED BY:
Aggregate Paid-in Capital
  (300,000,000 shares authorized, $.001 par
  value; 4,954,414 shares outstanding)                $49,390,816
Undistributed Net Investment Income                        65,113
Undistributed Accumulated Net
  Realized Loss on Investments                        (7,569,886)
Net Unrealized Depreciation of
  Investment Securities                               (2,567,120)
--------------------------------------------------------------------
NET ASSETS FOR 4,954,414
  SHARES OUTSTANDING                                  $39,318,923
====================================================================
Per Share of Class A (Based on
  4,371,667 Shares Issued and Outstanding):
    OFFERING PRICE                                          $8.34
====================================================================
    NET ASSET VALUE AND REDEMPTION PRICE                    $7.94
====================================================================
Per Share of Class B (Based on 582,747
  Shares Issued and Outstanding):
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE          $7.93
====================================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2000
--------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                             $4,165,530
  Dividends                                               690,924
--------------------------------------------------------------------
    TOTAL INCOME                                        4,856,454
--------------------------------------------------------------------
Expenses
  Management Fees                                         321,268
  Shareholder Servicing Fees                              107,089
  Distribution Fees:
    Class A                                                37,679
    Class B                                                38,458
  Transfer Agent Fees                                      59,488
  Administrative Fees                                      42,836
  Custody Fees                                             25,209
  Registration Fees                                        23,112
  Audit Fees                                               19,711
  Other Expenses                                           16,818
  Shareholder Reporting Expenses                           14,010
  Directors Fees                                            6,333
  Professional Fees                                         6,114
--------------------------------------------------------------------
    TOTAL EXPENSES                                        718,125
--------------------------------------------------------------------
    Less:
      Custodian Fees Paid Indirectly                      (2,257)
      Expenses Reimbursed by Affiliates                 (128,309)
--------------------------------------------------------------------
    TOTAL NET EXPENSES                                    587,559
--------------------------------------------------------------------
  NET INVESTMENT INCOME                                 4,268,895
--------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
NET REALIZED LOSS ON INVESTMENTS
  FOR THE PERIOD                                      (6,289,754)
--------------------------------------------------------------------
NET CHANGE IN UNREALIZED DEPRECIATION
  OF INVESTMENTS FOR THE PERIOD                         2,062,972
--------------------------------------------------------------------
NET LOSS ON INVESTMENTS                               (4,226,782)
--------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                               $42,113
====================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000

                              HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                    For the        For the
                                                  Year Ended      Year Ended
                                                March 31, 2000  March 31, 1999
------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations
  Net Investment Income                           $4,268,895      $4,044,762
  Net Realized Loss on Investments               (6,289,754)     (1,280,132)
  Net Change in Unrealized Appreciation
   (Depreciation) of Investments for the Period    2,062,972     (5,811,136)
------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                         42,113     (3,046,506)
------------------------------------------------------------------------------
 Distributions to Shareholders
  Distributions to Class A Shareholders from
   Net Investment Income                         (3,788,131)     (3,730,343)
  Distributions to Class A Shareholders from
   Net Realized Gain on Investments                        _       (741,685)
  Distributions to Class B Shareholders from
   Net Investment Income                           (480,855)       (314,419)
  Distributions to Class B Shareholders from
   Net Realized Gain on Investments                        _        (79,109)
------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting
     from Distributions to Shareholders          (4,268,986)     (4,865,556)
------------------------------------------------------------------------------
 Fund Share Transactions
 Class A
  Proceeds from Sale of 197,261 and 1,028,931
    Shares                                         1,673,803       9,935,472
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid
    (410,273 and 439,864 shares)                   3,489,184       4,226,546
  Payments for 504,480 and 241,682
   Shares Redeemed                               (4,165,018)     (2,317,174)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class A Fund Share Transactions (103,054
      and 1,227,113 shares)                          997,969      11,844,844
------------------------------------------------------------------------------
 Class B
  Proceeds from Sale of 138,154 and 405,492
   Shares                                          1,193,847       3,957,486
  Proceeds from Shares Issued on Reinvestment
   of Distributions Paid
    (45,340 and 34,096 shares)                       385,397         322,079
  Payments for 135,476 and 31,028
   Shares Redeemed                               (1,129,652)       (286,353)
------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Class B Fund Share Transactions
      (48,018 and 408,560 shares)                    449,592       3,993,212
------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS         (2,779,312)       7,925,994

NET ASSETS
 Beginning of Period                              42,098,235      34,172,241
------------------------------------------------------------------------------
 END OF PERIOD (INCLUDES UNDISTRIBUTED
  NET INVESTMENT INCOME OF
  $65,113 AND $63,116, RESPECTIVELY)             $39,318,923     $42,098,235
==============================================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                              HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

                                               CLASS A         CLASS A        CLASS A         CLASS B      CLASS B        CLASS B
                                               --------        --------       --------       --------      --------      --------
                                               For the         For the        For the         For the      For the        For the
                                              Year Ended      Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                              March 31,       March 31,      March 31,       March 31,    March 31,      March 31,
(For a share outstanding throughout the year)   2000            1999           1998           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period          $8.77          $10.79         $10.00          $8.76         $10.79        $10.00
    Income from Investment Operations:
       Net Investment Income                 0.85<F3>            1.00       1.01<F1>       0.80<F3>           0.93      0.93<F1>
       Net Realized and Unrealized Gains
         (Losses) on Investments               (0.83)          (1.82)           1.19         (0.83)         (1.83)          1.20
-----------------------------------------------------------------------------------------------------------------------------------
         TOTAL FROM INVESTMENT OPERATIONS        0.02          (0.82)           2.20         (0.03)         (0.90)          2.13
-----------------------------------------------------------------------------------------------------------------------------------
    Less Distributions:
       Distributions from Net
         Investment Income                     (0.85)          (1.02)         (1.00)         (0.80)         (0.95)        (0.93)
       Distributions from Realized Gains
         on Investments                             _          (0.18)         (0.41)              _         (0.18)        (0.41)
-----------------------------------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                   (0.85)          (1.20)         (1.41)         (0.80)         (1.13)        (1.34)
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                $7.94           $8.77         $10.79          $7.93          $8.76        $10.79
==================================================================================================================================
  TOTAL RETURN<F2>                              0.12%         (7.87)%         22.95%        (0.54)%        (8.48)%        22.09%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD               $34,696,895     $37,414,394    $32,811,316     $4,622,028     $4,683,841    $1,360,925
==================================================================================================================================
  RATIO OF GROSS EXPENSES TO
    AVERAGE NET ASSETS                          1.60%           1.65%          1.66%          2.25%          2.30%         2.31%
==================================================================================================================================
  RATIO OF NET EXPENSES TO
    AVERAGE NET ASSETS                          1.30%           1.30%          1.30%          1.95%          1.95%         1.95%
==================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO
    AVERAGE NET ASSETS                         10.05%          10.51%          9.30%          9.40%          9.86%         8.65%
==================================================================================================================================
  PORTFOLIO TURNOVER RATE                     193.63%         178.63%        178.61%        193.63%        178.63%       178.61%
==================================================================================================================================
<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges.
     Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
<F3> Calculated prior to adjustment for certain book and tax income differences.


The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000

                              MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000
---------------------------------------------------------------
ASSETS
Bonds (cost $36,342,173)                         $36,230,540
---------------------------------------------------------------
Due from Sale of Securities                        5,681,655
Interest Receivable                                  503,337
Unamortized Organizational Costs                       8,255
Due from Investment Advisor                            5,425
Due from Sale of Fund Shares                           2,025
---------------------------------------------------------------
  TOTAL ASSETS                                    42,431,237
---------------------------------------------------------------
LIABILITIES
Due on Purchase of Securities                      7,900,484
Income Dividend Payable                              140,212
Other Accrued Liabilities                             18,342
Accrued Shareholder Servicing Fees                     3,397
Accrued Administrative Fees                            2,515
Accrued Distribution Expense                           1,897
---------------------------------------------------------------
  TOTAL LIABILITIES                                8,066,847
---------------------------------------------------------------
NET ASSETS                                       $34,364,390
===============================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,412,139 shares outstanding)            $34,499,082
Undistributed Net
 Investment Income                                    34,006
Undistributed Accumulated Net Realized
 Loss on Investments                                (57,065)
Net Unrealized Depreciation of
 Investment Securities                             (111,633)
---------------------------------------------------------------
NET ASSETS FOR 3,412,139
 SHARES OUTSTANDING                              $34,364,390
===============================================================
Per Share of Class A (Based on
 3,325,015 Shares Issued and Outstanding):
  OFFERING PRICE                                      $10.57
===============================================================
  NET ASSET VALUE AND REDEMPTION PRICE                $10.07
===============================================================
Per Share of Class B (Based on 87,124
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE      $10.07
===============================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2000
---------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                         $1,821,849
---------------------------------------------------------------
Expenses
 Management Fees                                     101,337
 Shareholder Servicing Fees                           84,447
 Transfer Agent Fees                                  49,221
 Distribution Fees:
  Class A                                             32,849
  Class B                                              6,808
 Administrative Fees                                  33,779
 Registration Fees                                    23,392
 Audit Fees                                           19,111
 Shareholder Reporting Expenses                       11,063
 Other Expenses                                       10,302
 Directors Fees                                        6,361
 Professional Fees                                     6,114
 Custody Fees                                          4,918
---------------------------------------------------------------
  TOTAL EXPENSES                                     389,702
---------------------------------------------------------------
  Less:
    Custodian Fees Paid Indirectly                   (5,512)
    Expenses Reimbursed by Affiliates               (96,873)
---------------------------------------------------------------
  TOTAL NET EXPENSES                                 287,317
---------------------------------------------------------------
 NET INVESTMENT INCOME                             1,534,532
---------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                               134,022
 Futures Contracts                                  (81,412)
---------------------------------------------------------------
  NET REALIZED GAIN ON INVESTMENTS
    FOR THE PERIOD                                    52,610
---------------------------------------------------------------
  NET CHANGE IN UNREALIZED DEPRECIATION
    OF INVESTMENTS FOR THE PERIOD                (1,628,806)
---------------------------------------------------------------
NET LOSS ON INVESTMENTS                          (1,576,196)
---------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                         $(41,664)
===============================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                              MUNICIPAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              For the                For the
                                                                                             Year Ended            Year Ended
                                                                                           March 31, 2000        March 31, 1999
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income                                                                    $1,534,532            $1,275,087
    Net Realized Gain on Investments                                                             52,610               547,755
    Net Change in Unrealized Appreciation (Depreciation) of Investments for the Period      (1,628,806)                78,672
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting from Operations                         (41,664)             1,901,514
---------------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
    Distributions to Class A Shareholders from Net Investment Income                        (1,498,709)           (1,249,869)
    Distributions to Class A Shareholders from Net Realized Gain on Investments               (242,842)             (386,253)
    Distributions to Class B Shareholders from Net Investment Income                           (35,354)              (25,191)
    Distributions to Class B Shareholders from Net Realized Gain on Investments                 (6,448)              (10,382)
---------------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders              (1,783,353)           (1,671,695)
---------------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
    Proceeds from Sale of 123,222 and 286,927 Shares                                          1,279,858             3,057,973
    Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (159,699 and 150,658 shares)                                                           1,619,932             1,602,959
    Payments for 32,459 and 34,207 Shares Redeemed                                            (327,630)             (365,717)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
         Class A Fund Share Transactions (250,462 and 403,378 shares)                         2,572,160             4,295,215
---------------------------------------------------------------------------------------------------------------------------------
  Class B
    Proceeds from Sale of 32,121 and 79,084 Shares                                              327,841               840,371
    Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (2,424 and 2,266 shares)                                                                  24,622                24,127
    Payments for 27,302 and 46,259 Shares Redeemed                                            (276,772)             (492,568)
---------------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
         Class B Fund Share Transactions (7,243 and 35,091 shares)                               75,691               371,930
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                                  822,834             4,896,964
NET ASSETS
  Beginning of Period                                                                        33,541,556            28,644,592
---------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES UNDISTRIBUTED NET INVESTMENT INCOME OF
    $34,006 AND $29,775, RESPECTIVELY)                                                      $34,364,390           $33,541,556
=================================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000


  TOTAL LIABILITIES                                1,541,215
--------------------------------------------------------------
NET ASSETS                                       $34,665,974
==============================================================
REPRESENTED BY:
Aggregate Paid-in Capital
 (300,000,000 shares authorized, $.001 par
 value; 3,798,935 shares outstanding)            $37,729,073
Undistributed Net Investment Income                    3,918
 Undistributed Accumulated Net
 Realized Loss on Investments                      (600,795)
Net Unrealized Appreciation (Depreciation) of:
 Investment Securities                           (2,468,472)
 Futures Contracts                                     2,250
--------------------------------------------------------------
NET ASSETS FOR 3,798,935
 SHARES OUTSTANDING                              $34,665,974
==============================================================
Per Share of Class A (Based on 3,549,364
  Shares Issued and Outstanding):
  OFFERING PRICE                                       $9.59
==============================================================
  NET ASSET VALUE AND REDEMPTION PRICE                 $9.13
==============================================================
Per Share of Class B (Based on 249,571
 Shares Issued and Outstanding):
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE       $9.12
==============================================================

STATEMENT OF OPERATIONS
For the Year Ended March 31, 2000
--------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                         $2,590,074
--------------------------------------------------------------
Expenses
 Management Fees                                     102,994
 Shareholder Servicing Fees                           85,829
 Other Expenses                                       60,952
 Transfer Agent Fees                                  54,547
 Distribution Fees:
  Class A                                             31,754
  Class B                                             19,159
 Administrative Fees                                  34,332
 Custody Fees                                         34,299
 Registration Fees                                    23,292
--------------------------------------------------------------
  TOTAL EXPENSES                                     447,158
--------------------------------------------------------------
  Less:
    Custodian Fees Paid Indirectly                   (4,854)
    Expenses Reimbursed by Affiliates              (138,932)
--------------------------------------------------------------
  TOTAL NET EXPENSES                                 303,372
--------------------------------------------------------------
 NET INVESTMENT INCOME                             2,286,702
--------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                             (821,354)
  Futures Contracts                                  540,483
  Foreign Currency Transactions                      (2,687)
--------------------------------------------------------------
  NET REALIZED LOSS ON INVESTMENTS
    FOR THE PERIOD                                 (283,558)
--------------------------------------------------------------
Net Change in Unrealized Appreciation
 (Depreciation) of:
  Investment Securities                          (1,249,334)
  Futures Contracts                                      663
  Foreign Currency Transactions                        3,132
--------------------------------------------------------------
  NET CHANGE IN UNREALIZED DEPRECIATION
    FOR THE PERIOD                               (1,245,539)
--------------------------------------------------------------
NET LOSS ON INVESTMENTS                          (1,529,097)
--------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                          $757,605
==============================================================

The Accompanying Notes are an Integral Part of the Financial Statements.

                                                        MARCH 31, 2000


                                SELECT BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        For the                 For the
                                                                                      Year Ended               Year Ended
                                                                                    March 31, 2000           March 31, 1999
----------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income                                                             $2,286,702              $2,241,979
    Net Realized Gain on Investments                                                   (283,558)                  88,199
    Net Change in Unrealized Depreciation of Investments and
       Foreign Currency Transactions for the Period                                  (1,245,539)               (874,757)
----------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from Operations                              757,605               1,455,421
----------------------------------------------------------------------------------------------------------------------------
  Distributions to Shareholders
    Distributions to Class A Shareholders from Net Investment Income                 (2,135,884)             (2,097,576)
    Distributions to Class A Shareholders from Net Realized Gain on Investments        (362,939)               (275,628)
    Distributions to Class B Shareholders from Net Investment Income                   (154,885)               (102,222)
    Distributions to Class B Shareholders from Net Realized Gain on Investments         (29,176)                (17,034)
----------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Net Assets Resulting from Distributions to Shareholders       (2,682,884)             (2,492,460)
----------------------------------------------------------------------------------------------------------------------------
  Fund Share Transactions
  Class A
    Proceeds from Sale of 182,584 and 440,741 Shares                                   1,698,931               4,312,671
    Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (265,043 and 239,883 shares)                                                    2,468,940               2,354,967
    Payments for 158,608 and 289,128 Shares Redeemed                                 (1,477,474)             (2,825,781)
----------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets Resulting from
         Class A Fund Share Transactions (289,019 and 391,496 shares)                  2,690,397               3,841,857
----------------------------------------------------------------------------------------------------------------------------
  Class B
    Proceeds from Sale of 83,972 and 209,025 Shares                                      788,090               2,055,500
    Proceeds from Shares Issued on Reinvestment of Distributions Paid
       (18,156 and 10,850 shares)                                                        168,995                 106,236
    Payments for 103,728 and 33,197 Shares Redeemed                                    (960,099)               (323,437)
----------------------------------------------------------------------------------------------------------------------------
       Net Increase (Decrease) in Net Assets Resulting from
         Class B Fund Share Transactions ((1,600) and 186,678 shares)                    (3,014)               1,838,299
----------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE IN NET ASSETS                                                           762,104               4,643,117

NET ASSETS
  Beginning of Period                                                                 33,903,870              29,260,753
----------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD (INCLUDES (OVER) UNDISTRIBUTED NET INVESTMENT INCOME OF
    $3,918 AND $(10,530), RESPECTIVELY)                                              $34,665,974             $33,903,870
============================================================================================================================


The Accompanying Notes are an Integral Part of the Financial Statements.

                      M A S O N   S T R E E T   F U N D S

                                SELECT BOND FUND


FINANCIAL HIGHLIGHTS
                                            CLASS A          CLASS A       CLASS A           CLASS B       CLASS B        CLASS B
                                            -------          -------       --------         --------      --------       --------
                                            For the          For the       For the           For the       For the        For the
                                           Year Ended       Year Ended    Year Ended       Year Ended    Year Ended     Year Ended
(For a share                                March 31,        March 31,     March 31,         March 31,     March 31,      March 31,
outstanding throughout the year)              2000             1999          1998             2000          1999           1998
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period        $9.66           $9.98         $10.00            $9.66         $9.98         $10.00
    Income from Investment Operations:
       Net Investment Income               0.68<F3>            0.61       0.71<F1>         0.60<F3>          0.56       0.66<F1>
       Net Realized and Unrealized Gains
         (Losses) on Investments             (0.47)          (0.16)           0.46           (0.46)        (0.18)           0.44
----------------------------------------------------------------------------------------------------------------------------------
         TOTAL FROM INVESTMENT OPERATIONS      0.21            0.45           1.17             0.14          0.38           1.10
----------------------------------------------------------------------------------------------------------------------------------
    Less Distributions:
       Distributions from Net
         Investment Income                   (0.63)          (0.68)         (0.71)           (0.57)        (0.61)         (0.64)
       Distributions from Realized Gains
         on Investments                      (0.11)          (0.09)         (0.48)           (0.11)        (0.09)         (0.48)
----------------------------------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                 (0.74)          (0.77)         (1.19)           (0.68)        (0.70)         (1.12)
----------------------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD              $9.13           $9.66          $9.98            $9.12         $9.66          $9.98
==================================================================================================================================
  TOTAL RETURN<F2>                            2.26%           4.60%         12.11%            1.49%         3.91%         11.34%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
  NET ASSETS, END OF PERIOD             $32,388,650     $31,478,811    $28,617,421       $2,277,324    $2,425,059       $643,332
==================================================================================================================================
  RATIO OF GROSS EXPENSES TO
    AVERAGE NET ASSETS                        1.26%           1.26%          1.29%            1.90%         1.91%          1.94%
==================================================================================================================================
  RATIO OF NET EXPENSES TO
    AVERAGE NET ASSETS                        0.85%           0.85%          0.85%            1.50%         1.50%          1.50%
==================================================================================================================================
  RATIO OF NET INVESTMENT INCOME TO
    AVERAGE NET ASSETS                        6.70%           7.03%          6.93%            6.05%         6.38%          6.28%
==================================================================================================================================
  PORTFOLIO TURNOVER RATE                    92.12%         252.44%        362.32%           92.12%       252.44%        362.32%
==================================================================================================================================

<F1> Calculated based on average shares outstanding.
<F2> Total return includes deductions for management and other Fund expenses;
     excludes deductions for sales loads and contingent deferred sales charges.
     Returns include fee waivers in effect. In the absence of fee waivers, total return would be reduced.
<F3> Calculated prior to adjustment for certain book and tax income differences.

The Accompanying Notes are an Integral Part of the Financial Statements.


                                                        MARCH 31, 2000

NOTES TO FINANCIAL STATEMENTS

--------
  NOTE 1
--------
Mason Street Funds, Inc. was incorporated under the laws of the state of Maryland on August 30, 1996 as an open-end investment company under the Investment Company Act of 1940. Mason Street Funds/R initially consisted of the Aggressive Growth Stock Fund, International Equity Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and the Select Bond Fund, collectively known as "the Funds." The Funds commenced operations on March 31, 1997 at $10.00 per share with 1,200 shares in each of the Funds owned by Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). On April 1, 1997, Northwestern Mutual invested an additional $225 million in Mason Street Funds/R; $25 million in the Class A shares in each of the Funds. Subsequently, Northwestern Mutual transferred some of its shares to an affiliate. During the current fiscal year, the Index 500 Stock Fund made a redemption-in-kind to this affiliate, resulting in a net realized gain of $12,067,409 for financial reporting purposes which, for tax purposes, is not recognized.

On July 12, 1999, two new funds commenced operations in the Funds: Small Cap Growth Stock Fund and Index 400 Stock Fund. These two new funds, along with the original nine funds, are now collectively known as "the Funds." Northwestern Mutual purchased 2,601,000 shares at $10.00 per share of the Index 400 Stock Fund and 501,000 shares at $10.00 per share of the Small Cap Growth Stock Fund.

Each Fund offers two classes of shares: Class A shares with an initial sales charge up to 4.75% and Class B shares with a contingent deferred sales charge of 5.0% decreasing to 0% over a period of up to six years. Each class of shares has equal rights with respect to voting privileges.

Organizational costs and initial registration expenses are being deferred and amortized over the period of benefit, but not to exceed 60 months from the Funds' commencement of operations. These costs, totaling $417,215, were advanced by Northwestern Mutual and were reimbursed by the nine initial Funds equally.

--------
  NOTE 2
--------
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized in the following Notes.

--------
  NOTE 3
--------
Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued using procedures approved by the Board of Directors. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Money market investments with maturities exceeding 60 days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of 60 days or less are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

--------
  NOTE 4
--------
Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the International Equity Fund, Asset Allocation Fund and Select Bond Fund purchase or sell a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The International Equity Fund, Asset Allocation Fund and Select Bond Fund do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized and unrealized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

                      M A S O N   S T R E E T   F U N D S

--------
  NOTE 5
--------
The Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Index 400 Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund invest in futures contracts as an alternative to investing in individual securities. The Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Index 400 Stock Fund, Growth Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, Municipal Bond Fund and the Select Bond Fund could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Funds receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

--------
  NOTE 6
--------
Income, Fund expenses, realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding for the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, International Equity Fund, Index 400 Stock Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund and Asset Allocation Fund. Dividends and other distributions are calculated in a similar manner and are declared and distributed to shareholders annually for these Funds. For the High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund, income and Fund expenses are allocated daily to each class of shares based on the value of settled shares. Realized and unrealized gains and losses are allocated daily to each class of shares based on the value of shares outstanding. Dividends and other distributions are calculated in a similar manner. Income dividends are declared daily, paid monthly. Capital gain dividends are declared and distributed annually for these Funds.

--------
  NOTE 7
--------
Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts on securities purchased in the Funds are amortized over the life of the respective securities using the effective interest method. Premiums for the Municipal Bond Fund are amortized to the remaining life or the earliest call date, if callable. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended March 31, 2000, transactions in securities other than money market investments were:

                                                         Total      U.S. Gov't.
                            Total        U.S. Gov't.    Security      Security
                           Security        Security      Sales/        Sales/
Fund                      Purchases       Purchases    Maturities    Maturities
-------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK
 FUND                   $13,715,874             _     $6,895,179             _
-------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK
 FUND                    57,683,311             _     59,765,804             _
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY
 FUND                     8,211,098             _      8,419,324             _
-------------------------------------------------------------------------------
INDEX 400 STOCK FUND     36,664,737             _      9,549,080             _
-------------------------------------------------------------------------------
GROWTH STOCK FUND        24,479,783             _     18,150,104             _
-------------------------------------------------------------------------------
GROWTH AND INCOME STOCK
 FUND                    48,749,011             _     46,669,358             _
-------------------------------------------------------------------------------
INDEX 500 STOCK FUND     19,184,148             _     28,868,453             _
-------------------------------------------------------------------------------
ASSET ALLOCATION FUND    59,320,518   $19,703,925     53,064,241   $14,222,083
-------------------------------------------------------------------------------
HIGH YIELD BOND FUND     79,086,363             _     76,042,079             _
-------------------------------------------------------------------------------
MUNICIPAL BOND FUND      61,039,815             _     60,757,229             _
-------------------------------------------------------------------------------
SELECT BOND FUND         33,943,436    13,031,112     29,668,155    11,806,909

MARCH 31, 2000

-------
 NOTE 8
-------
Northwestern Mutual Investment Services, LLC ("NMIS") serves as investment advisor to each of the Funds, with certain of the Funds also being served by a subadvisor. Each Fund pays NMIS an annual fee for investment advisory services based on average daily net assets of the Fund according to the following schedule:

Fund                                      Fee
---------------------------------------------
SMALL CAP GROWTH STOCK FUND             0.85%
---------------------------------------------
AGGRESSIVE GROWTH STOCK FUND            0.75%
---------------------------------------------
INTERNATIONAL EQUITY FUND               0.85%
---------------------------------------------
INDEX 400 STOCK FUND                    0.40%
---------------------------------------------
GROWTH STOCK FUND                       0.75%
---------------------------------------------
GROWTH AND INCOME STOCK FUND            0.65%
---------------------------------------------
INDEX 500 STOCK FUND                    0.30%
---------------------------------------------
ASSET ALLOCATION FUND                   0.70%
---------------------------------------------
HIGH YIELD BOND FUND                    0.75%
---------------------------------------------
MUNICIPAL BOND FUND                     0.30%
---------------------------------------------
SELECT BOND FUND                        0.30%
---------------------------------------------

J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Fund and the International Equity Fund, respectively. Of the amounts received from the Growth and Income Stock Fund, NMIS pays J.P. Morgan 0.45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J.P. Morgan, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on the combined net assets in excess of $400 million. Of the amounts received from the International Equity Fund, NMIS pays Templeton 0.50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton and 0.40% on the combined net assets in excess of $100 million.

Robert W. Baird & Co. Incorporated ("Baird") serves as the Distributor of the Funds. Baird is an affiliate of Northwestern Mutual and NMIS. The Funds have a 12b-1 distribution plan and shareholder services agreement with Baird pursuant to which a 0.35% and a 1.00% annual fee for Class A and Class B, respectively, is calculated based on daily net assets.

The 0.35% fee for Class A is comprised of a 0.25% shareholder servicing fee and a 0.10% distribution fee paid to Baird for various distribution expenses. The 1.00% fee for Class B is comprised of a 0.25% shareholder servicing fee and a 0.75% distribution fee. Of the 1.00%, 0.35% is paid to Baird for distribution and shareholder servicing expenses; the remaining 0.65% is paid to Northwestern Mutual for reimbursement of commissions paid to agents.

Baird received $528,451 of dealer allowances and Northwestern Mutual received $173,301 of underwriting concessions from Class A sales charges. Northwestern Mutual received $137,225 of contingent deferred sales charges from Class B shares for the year ended March 31, 2000.

Each Fund also pays the administrator, Northwestern Mutual, a monthly fee at an annual rate of 0.10% of daily net assets plus costs for pricing securities. This administration fee is for services including recordkeeping, preparation of reports and fund accounting (except for the International Equity Fund). For the International Equity Fund, Northwestern Mutual waives a portion of its fee equal to the fund accounting fee paid to Brown Brothers Harriman & Co.

In addition, each Fund pays transfer agent and custodian fees, outside professional and auditing fees, registration fees, trademark fees, insurance premiums, Directors' fees and expenses, and the printing and mailing costs of sending reports and other information to existing shareholders.

The Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for maintaining compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements.

NMIS and affiliates have agreed to waive their fees and absorb certain other operating expenses through March 31, 2004 to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Fund                                  Class A        Class B
------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND             1.40%          2.05%
------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND            1.30%          1.95%
------------------------------------------------------------
INTERNATIONAL EQUITY FUND               1.65%          2.30%
------------------------------------------------------------
INDEX 400 STOCK FUND                    0.95%          1.60%
------------------------------------------------------------
GROWTH STOCK FUND                       1.30%          1.95%
------------------------------------------------------------
GROWTH AND INCOME STOCK FUND            1.20%          1.85%
------------------------------------------------------------
INDEX 500 STOCK FUND                    0.85%          1.50%
------------------------------------------------------------
ASSET ALLOCATION FUND                   1.35%          2.00%
------------------------------------------------------------
HIGH YIELD BOND FUND                    1.30%          1.95%
------------------------------------------------------------
MUNICIPAL BOND FUND                     0.85%          1.50%
------------------------------------------------------------
SELECT BOND FUND                        0.85%          1.50%
------------------------------------------------------------

                      M A S O N   S T R E E T   F U N D S

NMIS and affiliates have waived the following fees for the year ended March 31, 2000:

                                       Distribution Fees
                                       ------------------
Fund                           Class A       Class B      Other         Total
------------------------------------------------------------------------------
SMALL CAP GROWTH STOCK FUND     $4,927        $487       $101,852     $107,266
------------------------------------------------------------------------------
AGGRESSIVE GROWTH STOCK FUND       113           _        132,137      132,250
------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND            _         122         73,847       73,969
------------------------------------------------------------------------------
INDEX 400 STOCK FUND            18,634       1,309        113,761      133,704
------------------------------------------------------------------------------
GROWTH STOCK FUND                    _          80        120,735      120,815
------------------------------------------------------------------------------
GROWTH AND INCOME STOCK FUND         _         246        127,705      127,951
------------------------------------------------------------------------------
INDEX 500 STOCK FUND                 _       5,675        198,625      204,300
------------------------------------------------------------------------------
ASSET ALLOCATION FUND                _         531        118,423      118,954
------------------------------------------------------------------------------
HIGH YIELD BOND FUND             1,439           _        126,870      128,309
------------------------------------------------------------------------------
MUNICIPAL BOND FUND              1,160           _         95,713       96,873
------------------------------------------------------------------------------
SELECT BOND FUND                 1,602           4        137,326      138,932
------------------------------------------------------------------------------
TOTAL                          $27,875      $8,454     $1,346,994   $1,383,323
------------------------------------------------------------------------------

The Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, Growth Stock Fund and Asset Allocation Fund paid commissions on Fund transactions to an affiliated broker in the amount of $738, $6,017, $96 and $159, respectively, during the year ended March 31, 2000.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Funds has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

--------
  NOTE 9
--------
Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Accordingly, no provisions have been made for federal taxes.

Taxable distributions from net investment income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income. The differences between cost amounts for book purposes and tax purposes are due to deferred losses.

It is the policy of the Funds to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

 After October 31, 1999, the International Equity Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund had losses in the amounts of $8,189, $2,575, $3,110,583, $32,512 and $569,885, respectively. These amounts are deferred and deemed to have occurred in the next fiscal year. The High Yield Bond Fund and Select Bond Fund also have a net capital loss of $3,822,792 and $1,625, respectively, expiring in 2008. The High Yield Bond Fund also has a net realized capital loss of $640,754, which expires in 2007. These amounts will be carried forward to offset future net realized capital gains.

---------------------------
  DISTRIBUTIONS (UNAUDITED)
---------------------------
Dividends distributed during the twelve months which were derived from interest on U.S. government securities which is generally exempt from state income tax are as follows:

------------------------------------
Small Cap Growth Stock Fund      13%
------------------------------------
Index 400 Stock Fund              2%
------------------------------------
Growth Stock Fund                 4%
------------------------------------
Asset Allocation Fund            18%
------------------------------------
Select Bond Fund                  9%
------------------------------------

                                                        MARCH 31, 2000

Under IRC 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentages of ordinary income dividends (including short-term capital gain distributions) paid by each Fund as income qualifying for the dividends received deduction for the year ended March 31, 2000:

------------------------------------
Aggressive Growth Stock Fund      1%
------------------------------------
Index 400 Stock Fund              9%
------------------------------------
Growth Stock Fund                30%
------------------------------------
Growth and Income Stock Fund     11%
------------------------------------
Index 500 Stock Fund            100%
------------------------------------
Asset Allocation Fund             7%
------------------------------------
High Yield Bond Fund             16%
------------------------------------

The International Equity Fund elects to pass foreign taxes through to the Fund's shareholders. During the year ended March 31, 2000, the amount was $80,942. In addition, for the year ended March 31, 2000, net income derived from sources within foreign countries amounted to $308,094 for the International Equity Fund.

The following distributions through the year ended March 31, 2000 are designated as long-term capital gains:

Aggressive Growth Stock Fund       $3,720,414
---------------------------------------------
International Equity Fund              23,854
---------------------------------------------
Index 400 Stock Fund                   19,011
---------------------------------------------
Growth Stock Fund                   2,628,303
---------------------------------------------
Growth and Income Stock Fund          510,255
---------------------------------------------
Index 500 Stock Fund                1,508,802
---------------------------------------------
Asset Allocation Fund               2,024,110
---------------------------------------------
Municipal Bond Fund                   102,220
---------------------------------------------
Select Bond Fund                       31,046
---------------------------------------------

The data is informational only. Every year in January, shareholders are sent a Form 1099-DIV representing their portion of the capital gain distributions on a calendar year basis to be reported on their income tax return.

                      M A S O N   S T R E E T   F U N D S

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Mason Street Funds/R, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Fund, Aggressive Growth Stock Fund, International Equity Fund, Index 400 Stock Fund, Growth Stock Fund, Growth and Income Stock Fund, Index 500 Stock Fund, Asset Allocation Fund, High Yield Bond Fund, Municipal Bond Fund and Select Bond Fund (constituting Mason Street Funds/R, Inc., hereafter referred to as the "Funds") at March 31, 2000, the results of each of their operations for the year or period then ended, the changes in each of their net assets and the financial highlights for the years or periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
May 4, 2000

                                                        MARCH 31, 2000

DIRECTORS AND OFFICERS

-----------
  Directors
-----------
JAMES D. ERICSON
Chairman and Chief Executive Officer
Northwestern Mutual, Milwaukee

MARTIN F. STEIN
Founder
Stein Optical, Milwaukee

JOHN K. MACIVER
Senior Partner
Michael Best & Friedrich LLC, Milwaukee

STEPHEN N. GRAFF
Retired Partner
Arthur Andersen LLP, Milwaukee

WILLIAM J. BLAKE
Chairman
Blake Investment Corp., Milwaukee

WILLIAM A. MCINTOSH
Retired Division Head - U.S. Fixed Income
Salomon Brothers, Chicago

----------
  Officers
----------
JAMES D. ERICSON
President

MARK G. DOLL
Vice President and Treasurer

MERRILL C. LUNDBERG
Secretary

BARBARA E. COURTNEY
Controller

                      This page intentionally left blank.

MASON STREET FUNDS/R
P.O. BOX 219419
KANSAS CITY, MO 64121-9419
1-888-MASONST (1-888-627-6678)
WWW.MASONSTREETFUNDS.COM

                                                                         94-1002
Robert W. Baird & Co. Incorporated, Distributor                11/97 (Rev. 5/00)
Robert W. Baird & Co. Incorporated. Member New York
Stock Exchange and other principal exchanges, member SIPC, and a subsidiary of The Northwestern Mutual Life Insurance Company.